                                   Table of Contents

                                            OVERVIEW
                             LETTER TO POLICYHOLDERS       1
                                   ECONOMIC SNAPSHOT       2

                          ASSET ALLOCATION PORTFOLIO
                                   RETURN HIGHLIGHTS       4
                    Q&A WITH YOUR PORTFOLIO MANAGERS       5
                        YOUR PORTFOLIO'S INVESTMENTS       7
                                FINANCIAL STATEMENTS      12

                           DOMESTIC INCOME PORTFOLIO
                                   RETURN HIGHLIGHTS      16
                    Q&A WITH YOUR PORTFOLIO MANAGERS      17
                        YOUR PORTFOLIO'S INVESTMENTS      19
                                FINANCIAL STATEMENTS      22

                             GLOBAL EQUITY PORTFOLIO
                                   RETURN HIGHLIGHTS      26
                    Q&A WITH YOUR PORTFOLIO MANAGERS      27
                        YOUR PORTFOLIO'S INVESTMENTS      29
                                FINANCIAL STATEMENTS      32

                                GOVERNMENT PORTFOLIO
                                   RETURN HIGHLIGHTS      36
                    Q&A WITH YOUR PORTFOLIO MANAGERS      37
                        YOUR PORTFOLIO'S INVESTMENTS      39
                                FINANCIAL STATEMENTS      41

                              MONEY MARKET PORTFOLIO
                    Q&A WITH YOUR PORTFOLIO MANAGERS      45
                        YOUR PORTFOLIO'S INVESTMENTS      47
                                FINANCIAL STATEMENTS      49

                       NOTES TO FINANCIAL STATEMENTS      53
          PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES      61

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
July 20, 2000

Dear Policyholder,
Whether you have held your portfolio for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your portfolio is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's
                 "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998--June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998--June 30, 2000)
[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                     PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

ASSET ALLOCATION PORTFOLIO

CLASS I SHARES

(as of June 30, 2000)

---------------------------------------------------------------------------
Six-month total return based on NAV(1)                            1.11%
---------------------------------------------------------------------------
One-year total return based on NAV(1)                             4.37%
---------------------------------------------------------------------------
Five-year average annual total return based on NAV(1)            13.73%
---------------------------------------------------------------------------
Ten-year average annual total return based on NAV(1)             12.17%
---------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                           11.21%
---------------------------------------------------------------------------
Commencement date                                              06/30/87
---------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable annuity contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--ASSET ALLOCATION PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY JOHN CUNNIFF, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE ITS INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1992. HE IS JOINED BY PORTFOLIO MANAGERS KELLY GILBERT AND RAJ WAGLE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   WHAT WERE THE STOCK AND BOND MARKET
    ENVIRONMENTS FOR THE PORTFOLIO DURING THE REPORTING PERIOD, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   Overall, it was an extremely volatile period
for the stock market, which generally favored growth stocks over value, as has been the case for the last six years. (There can be no assurance that growth stocks will continue to be favorable over value stocks in the future.) The stock market was strong in the first quarter, but was unable to sustain its appreciation in the second quarter. Investors worried about a slowdown in the economy, as the Federal Reserve Board raised interest rates several times, and about the sustainability of high valuations, particularly in technology stocks.

    The stock market's volatility didn't help the bond market, which also struggled with the challenges of rising interest rates. Difficulties continued for the investment-grade corporate bond market due to concerns that the market had more sellers than buyers. This imbalance seemed to contribute to the widening of yield spreads between Treasuries and other types of bonds (such as corporate, high-yield, and mortgage-backed securities).

    Because bonds outperformed stocks, the portfolio's conservative asset allocation helped its performance. The portfolio returned 1.11 percent for the six-month period ended June 30, 2000 (Class I shares). As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Standard & Poor's 500 Index lost 0.43 percent, and the Lipper Flexible Portfolio Fund Index, which more closely resembles the portfolio, returned 1.05 percent. Of course, past performance is no guarantee of future results. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market based on the average performance of 500 widely held common stocks from 83 industrial groups. The index, which tracks industrial, transportation, financial, and utility stocks, to name a few, provides a guide to the overall health of the U.S. stock market. The Lipper Flexible Portfolio Fund Index reflects the average performance of the 30 largest flexible portfolio funds. These indices are statistical composites that do not include any commissions that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional performance results.

Q   GIVEN THIS ENVIRONMENT, WHAT STRATEGIES
    DID YOU USE TO MANAGE THE PORTFOLIO?

A   The portfolio seeks to provide high total
return through investments in equity, debt, and money-market securities. To achieve this goal, we decide how we want to allocate the portfolio's assets based on economic and market trends.

    During the first half of the year, we maintained the portfolio's exposure to stocks and bonds and decreased its exposure to cash. As of June 30, 2000, the asset allocation as a percentage of net assets was approximately 48 percent stocks, 39 percent bonds, and 13 percent cash. By comparison, the allocation at the beginning of the reporting period was 48 percent stocks, 36 percent bonds, and 16 percent cash. We divided the portfolio's assets based on the results of our asset allocation model, which, in response to volatility in the stock market and rising interest rates during the reporting period, recommended a relatively conservative asset allocation.

Q   WHICH STOCKS SUPPORTED THE
    PORTFOLIO'S PERFORMANCE?

A   Technology stocks contributed positively to
performance. Intel's stock was boosted by an increase in semiconductor chip demand in the first half of the year, thanks to growth in computer-related product sales. Oracle, a dominant software company, benefited from strong growth in Internet applications. Also, Hewlett Packard reported strong sales and earnings during the first half of the year, which helped its stock price rise.

    Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform well or will be held by the portfolio in the future.

Q   DID ANY STOCKS HURT THE PORTFOLIO?

A   The stocks that hurt performance in the
first half of the year included Microsoft, Procter & Gamble, and America Online. Microsoft's stock fell amid investor concerns over the government's lawsuit against the company and the possibility that the company's business practices would be restricted. Also, Procter & Gamble's stock suffered when it reported slower sales than analysts predicted. AOL's stock declined in the first half of the year, as investors feared that the company's growth rate would fall when it merged with Time Warner, a more established media company with a slower growth rate.

Q   HOW DID YOU MANAGE THE BOND PORTION
    OF THE PORTFOLIO?

A   We continued to allocate the portfolio's
bond assets across a variety of sectors within the corporate bond market, focusing on investment-grade securities (bonds rated BBB or higher) with a range of maturities. Bonds with longer maturities tend to have more risk than bonds with shorter maturities.

    The duration of the bond portfolio, a measurement used to quantify the sensitivity of a bond's price to changes in interest rates, was 7.04 years at the end of the reporting period. Typically, portfolios with longer durations perform better when interest rates are declining, and portfolios with shorter durations perform better when rates are rising. This duration, which is minimally longer than our benchmark, reflects our essentially neutral position on interest rates.

Q   WHAT DO YOU SEE AHEAD FOR
    THE PORTFOLIO?

A   It seems like the economy may finally be
slowing, but it is unknown to what extent. Going forward, we believe the portfolio is well-positioned to handle an economic slowdown, or even a recession. By keeping a significant percentage of the portfolio's allocation in bonds and cash, we hope to balance the effects of flat or depressed stock-market performance.

                                       BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS
Asset Allocation Portfolio
June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                      MARKET
DESCRIPTION               SHARES       VALUE
COMMON STOCKS  47.5%
CONSUMER DISTRIBUTION  2.6%
Best Buy Co., Inc.
  (a)...................   1,900    $   120,175
Circuit City
  Stores-Circuit City
  Group.................   3,400        112,837
Federated Department
  Stores, Inc. (a)......   1,600         54,000
Home Depot, Inc. .......   1,800         89,888
Kmart Corp. (a).........   7,200         49,050
Lexmark International
  Group, Inc., Class A
  (a)...................   1,500        100,875
May Department Stores
  Co. ..................   4,250        102,000
Sears Roebuck & Co. ....   1,500         48,938
Target Corp. ...........     700         40,600
TJX Cos., Inc. .........   3,000         56,250
Tricon Global
  Restaurants, Inc.
  (a)...................   2,500         70,625
Wal-Mart Stores,
  Inc. .................   7,500        432,187
                                    -----------
                                      1,277,425
                                    -----------
CONSUMER DURABLES  0.8%
Delphi Automotive
  Systems Corp. ........   2,488         36,232
Ford Motor Co. .........   5,100        219,300
General Motors Corp. ...   1,250         72,578
Visteon Corp. ..........     668          8,097
Whirlpool Corp. ........   1,300         60,612
                                    -----------
                                        396,819
                                    -----------
CONSUMER NON-DURABLES  3.1%
Anheuser Busch Cos.,
  Inc. .................   2,300        171,781
Coca Cola Co. ..........   2,050        117,747
General Mills, Inc. ....   3,500        133,875
Jones Apparel Group,
  Inc. (a)..............   1,800         42,300
Kimberly-Clark Corp. ...   3,500        200,812
Pepsi Bottling Group,
  Inc. .................   3,400         99,238
PepsiCo, Inc. ..........   5,500        244,406
Philip Morris Cos.,
  Inc. .................   8,800        233,750
Procter & Gamble Co. ...   3,100        177,475
Seagram Co. Ltd.--ADR
  (Canada)..............   1,800        104,400
Tommy Hilfiger Corp.
  (a)...................   1,600         12,000
Tyson Foods, Inc., Class
  A.....................   1,200         10,500
                                    -----------
                                      1,548,284
                                    -----------

                                      MARKET
DESCRIPTION               SHARES       VALUE
CONSUMER SERVICES  1.3%
Brinker International,
  Inc. (a)..............   3,800    $   111,150
Darden Restaurants,
  Inc. .................   3,500         56,875
Harrah's Entertainment,
  Inc. (a)..............   4,700         98,406
New York Times Co.,
  Class A...............   1,500         59,250
Time Warner, Inc. ......   2,900        220,400
Viacom, Inc., Class B
  (a)...................   1,736        118,374
                                    -----------
                                        664,455
                                    -----------
ENERGY  3.6%
Apache Corp. ...........   2,000        117,625
Ashland, Inc. ..........   1,700         59,606
Chevron Corp. ..........   1,300        110,256
Coastal Corp. ..........   4,000        243,500
El Paso Energy Corp. ...   1,800         91,687
Exxon Mobil Corp. ......   8,572        672,902
McDermott International,
  Inc. .................   3,400         29,963
Phillips Petroleum
  Co. ..................   1,650         83,634
Royal Dutch Petroleum
  Co.-- ADR
  (Netherlands).........   2,400        147,750
Texaco, Inc. ...........     900         47,925
Ultramar Diamond
  Shamrock Corp. .......   2,200         54,588
USX--Marathon Group.....   5,600        140,350
                                    -----------
                                      1,799,786
                                    -----------
FINANCE  6.0%
AMBAC Financial Group,
  Inc. .................   1,200         65,775
American Express Co. ...   1,650         86,006
American General
  Corp. ................   1,200         73,200
American International
  Group, Inc. ..........   1,946        228,655
Bank of America
  Corp. ................   3,781        162,583
Bank One Corp. .........   5,434        144,341
Charles Schwab Corp. ...   2,250         75,656
Chase Manhattan
  Corp. ................   3,750        172,734
CIGNA Corp. ............   1,000         93,500
Citigroup, Inc. ........  10,225        616,056
Fannie Mae..............   4,500        234,844
Federal Home Loan
  Mortgage Corp. .......   1,800         72,900

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Asset Allocation Portfolio
June 30, 2000 (Unaudited)

                                      MARKET
DESCRIPTION               SHARES       VALUE
FINANCE (CONTINUED)
FleetBoston Financial
  Corp. ................   5,331    $   181,254
Lehman Brothers
  Holdings, Inc. .......   2,000        189,125
Lincoln National
  Corp. ................   1,800         65,025
MBNA Corp. .............   3,100         84,088
Mellon Financial
  Corp. ................   1,500         54,656
Merrill Lynch & Co.,
  Inc. .................     600         69,000
MGIC Investment
  Corp. ................   1,400         63,700
Providian Financial
  Corp. ................   1,900        171,000
Radian Group, Inc. .....   1,200         62,100
                                    -----------
                                      2,966,198
                                    -----------
HEALTHCARE  5.5%
Abbott Laboratories,
  Inc. .................   2,700        120,319
Aetna, Inc. ............   1,200         77,025
Amgen, Inc. (a).........   4,200        295,050
Baxter International,
  Inc. .................     600         42,188
Bristol-Myers Squibb
  Co. ..................   5,800        337,850
Johnson & Johnson.......   2,900        295,437
Merck & Co., Inc. ......   4,800        367,800
Pfizer, Inc. ...........  18,300        878,400
Schering-Plough
  Corp. ................   1,300         65,650
UnitedHealth Group,
  Inc. .................   1,700        145,775
Wellpoint Health
  Networks, Inc., Class
  A (a).................   1,000         72,437
                                    -----------
                                      2,697,931
                                    -----------
PRODUCER MANUFACTURING  2.9%
General Electric Co. ...  20,700      1,097,100
Johnson Controls,
  Inc. .................   1,600         82,100
Minnesota Mining &
  Manufacturing Co. ....   1,100         90,750
Navistar International
  Corp. (a).............   2,300         71,444
Rockwell International
  Corp. ................     800         25,200
TRW, Inc. ..............   1,400         60,725
                                    -----------
                                      1,427,319
                                    -----------
RAW MATERIALS/PROCESSING
  INDUSTRIES  0.9%
Alcoa, Inc. (a).........   2,200         63,800
Bowater, Inc. ..........   1,500         66,187
Corus Group PLC-- ADR
  (United Kingdom)......   2,300         33,063
Dow Chemical Co. .......   4,200        126,787

                                      MARKET
DESCRIPTION               SHARES       VALUE
RAW MATERIALS/PROCESSING
  INDUSTRIES (CONTINUED)
Praxair, Inc. ..........   2,100    $    78,619
Union Carbide Corp. ....     400         19,800
Westvaco Corp. .........   1,800         44,663
                                    -----------
                                        432,919
                                    -----------
TECHNOLOGY  16.2%
Adaptec, Inc. (a).......     900         20,475
Agilent Technologies,
  Inc. (a)..............   1,449        106,864
Alcatel SA-- ADR
  (France)..............   1,100         73,150
America Online, Inc.
  (a)...................   6,280        331,270
Apple Computer, Inc.
  (a)...................   2,000        104,750
BMC Software, Inc.
  (a)...................     300         10,945
Cisco Systems, Inc.
  (a)...................  14,800        940,725
Dell Computer Corp.
  (a)...................   2,900        143,006
Electronic Data Systems
  Corp. ................   2,900        119,625
Electronics for Imaging,
  Inc. (a)..............   1,000         25,313
EMC Corp. (a)...........   2,800        215,425
Gateway 2000, Inc.
  (a)...................   1,000         56,750
Hewlett Packard Co. ....   3,800        474,525
Honeywell International,
  Inc. .................   1,687         56,831
Intel Corp. ............   6,100        815,494
International Business
  Machines Corp. .......   4,300        471,119
LSI Logic Corp. (a).....   1,400         75,775
Lucent Technologies,
  Inc. .................   4,400        260,700
Microsoft Corp. (a).....  11,700        936,000
Motorola, Inc. .........   5,529        160,687
Network Appliance, Inc.
  (a)...................   1,200         96,600
Nokia Corp. -- ADR
  (Finland).............   2,000         99,875
Nortel Networks
  Corp--ADR (Canada)....   6,800        464,100
Oracle Corp. (a)........  10,800        907,875
Pitney Bowes, Inc. .....   1,100         44,000
Sanmina Corp. (a).......   1,400        119,700
SCI Systems, Inc. (a)...   2,200         86,212
Seagate Technology, Inc.
  (a)...................   3,000        165,000
Solectron Corp. (a).....   2,800        117,250
Sun Microsystems, Inc.
  (a)...................   1,000         90,937
Tellabs, Inc. (a).......   1,300         88,969

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Asset Allocation Portfolio
June 30, 2000 (Unaudited)

                                      MARKET
DESCRIPTION               SHARES       VALUE
TECHNOLOGY (CONTINUED)
Texas Instruments,
  Inc. .................   1,000    $    68,687
Time Warner Telecom,
  Inc., Class A.........   1,800        115,875
Xerox Corp. ............   5,300        109,975
                                    -----------
                                      7,974,484
                                    -----------
TRANSPORTATION  0.2%
AMR Corp. (a)...........     400         10,575
Delta Air Lines,
  Inc. .................     900         45,506
Union Pacific Corp. ....     800         29,750
                                    -----------
                                         85,831
                                    -----------
UTILITIES  4.4%
AT&T Corp. .............   7,001        221,407
BellSouth Corp. ........   2,900        123,612
DTE Energy Co. .........   2,700         82,519
GPU, Inc. ..............   1,200         32,475
GTE Corp. ..............   7,000        435,750
Nextel Communications,
  Inc. (a)..............   1,900        116,256

                                      MARKET
DESCRIPTION               SHARES       VALUE
UTILITIES (CONTINUED)
NSTAR...................   1,403    $    57,085
Qwest Communications
  International, Inc.
  (a)...................   4,000        198,750
SBC Communications,
  Inc. .................   8,538        369,268
Sprint Corp. ...........   3,300        168,300
TXU Corp. ..............   1,300         38,350
U.S. WEST Communications
  Group. (a)............     900         77,175
WorldCom, Inc. (a)......   5,250        240,844
                                    -----------
                                      2,161,791
                                    -----------

TOTAL COMMON
  STOCKS  47.5%.........             23,433,242
                                    -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Asset Allocation Portfolio
June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                                       MARKET
(000)     DESCRIPTION                                                  COUPON   MATURITY      VALUE
          CORPORATE OBLIGATIONS  17.3%
          CONSUMER NON-DURABLES  0.5%
$  250    Kroger Co., Ser B........................................... 7.250%   06/01/09   $   236,382
                                                                                           -----------

          ENERGY  1.4%
   500    Enron Corp.................................................. 6.875    10/15/07       477,290
   250    USX-Marathon Group.......................................... 6.650    02/01/06       237,792
                                                                                           -----------
                                                                                               715,082
                                                                                           -----------
          FINANCE  4.3%
   500    American Re Corp., Ser B.................................... 7.450    12/15/26       458,890
   250    Avalonbay Communities, Inc. ................................ 7.500    08/01/09       237,975
   250    Countrywide Funding Corp. .................................. 8.250    07/15/02       252,066
   250    Finova Cap Corp. ........................................... 7.625    09/21/09       208,972
   250    Ford Motor Credit Co. ...................................... 6.700    07/16/04       241,582
   500    Lehman Brothers, Inc. ...................................... 7.125    07/15/02       494,910
   250    Washington Mutual Cap I..................................... 8.375    06/01/27       223,102
                                                                                           -----------
                                                                                             2,117,497
                                                                                           -----------
          RAW MATERIALS/PROCESSING INDUSTRIES  1.0%
   500    Georgia Pacific Corp. ...................................... 9.950    06/15/02       519,508
                                                                                           -----------

          TECHNOLOGY  2.0%
   500    Raytheon Co. ............................................... 6.750    08/15/07       465,127
   500    Sun Microsystems, Inc. ..................................... 7.500    08/15/06       499,610
                                                                                           -----------
                                                                                               964,737
                                                                                           -----------
          TRANSPORTATION  2.0%
   500    CSX Corp. .................................................. 8.625    05/15/22       501,242
   500    Southwest Air Lines Co. .................................... 7.375    03/01/27       468,894
                                                                                           -----------
                                                                                               970,136
                                                                                           -----------
          UTILITIES  6.1%
   300    360 Communications Co....................................... 7.125    03/01/03       298,477
   500    Cox Communications, Inc. ................................... 6.875    06/15/05       483,742
   250    Edison International........................................ 6.875    09/15/04       243,095
   250    Niagara Mohawk Power Corp., Ser G........................... 7.750    10/01/08       244,081
   250    Southern Energy, Inc., 144A--Private Placement (b).......... 7.900    07/15/09       228,944
   250    Sprint Capital Corp......................................... 6.125    11/15/08       223,107
   750    Texas Utilities Electric Co. ............................... 8.250    04/01/04       770,408
   500    WorldCom, Inc. ............................................. 8.250    05/15/10       512,637
                                                                                           -----------
                                                                                             3,004,491
                                                                                           -----------

TOTAL CORPORATE OBLIGATIONS.............................................................     8,527,833
                                                                                           -----------

          UNITED STATES GOVERNMENT OBLIGATIONS  21.5%
   500    U.S. Treasury Bond.......................................... 6.125    08/15/29       505,325
 2,000    U.S. Treasury Bond.......................................... 7.125    02/15/23     2,219,376
 2,900    U.S. Treasury Bond.......................................... 7.250    05/15/16     3,192,668
   500    U.S. Treasury Bond.......................................... 8.750    08/15/20       641,562
   500    U.S. Treasury Note.......................................... 5.875    02/15/04       493,282
   500    U.S. Treasury Note.......................................... 6.125    08/15/07       497,070
 1,000    U.S. Treasury Note.......................................... 6.500    10/15/06     1,011,563
   250    U.S. Treasury Note.......................................... 6.500    02/15/10       258,594

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Asset Allocation Portfolio
June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                                       MARKET
(000)     DESCRIPTION                                                  COUPON   MATURITY      VALUE
          UNITED STATES GOVERNMENT OBLIGATIONS (CONTINUED)
$  250    U.S. Treasury Note.......................................... 6.625%   05/15/07   $   255,478
   500    U.S. Treasury Note.......................................... 6.875    05/15/06       514,687
 1,000    U.S. Treasury Note.......................................... 7.250    08/15/04     1,034,130
                                                                                           -----------

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS  21.5%.......................................    10,623,735
                                                                                           -----------

TOTAL LONG-TERM INVESTMENTS  86.3%
  (Cost $37,014,529)....................................................................    42,584,810
                                                                                           -----------

REPURCHASE AGREEMENTS  13.2%
DLJ Mortgage Acceptance Corp. ($2,170,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/00, to be sold on 07/03/00 at
  $2,171,190)...........................................................................     2,170,000
State Street Bank & Trust Co. ($2,170,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/00, to be sold on 07/03/00 at
  $2,171,166)...........................................................................     2,170,000
Warburg Dillon Read ($2,170,000 par collateralized by US Government obligations in a
  pooled cash account, dated 06/30/00, to be sold on 07/03/00 at $2,171,186)............     2,170,000
                                                                                           -----------

TOTAL REPURCHASE AGREEMENTS
  (Cost $6,510,000).....................................................................     6,510,000
                                                                                           -----------

TOTAL INVESTMENTS  99.5%
  (Cost $43,524,529)....................................................................    49,094,810

OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%.............................................       229,586
                                                                                           -----------

NET ASSETS  100.0%......................................................................   $49,324,396
                                                                                           ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

ADR--American Depositary Receipt.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
Asset Allocation Portfolio
June 30, 2000 (Unaudited)

ASSETS:
Total Investments, including repurchase agreements of
  $6,510,000 (Cost $43,524,529).............................  $49,094,810
Cash........................................................        3,502
Receivables:
  Interest..................................................      347,410
  Dividends.................................................       24,184
Other.......................................................       43,650
                                                              -----------
    Total Assets............................................   49,513,556
                                                              -----------
LIABILITIES:
Payables:
  Portfolio Shares Purchased................................       34,348
  Shareholder Reports.......................................       14,581
  Distributor and Affiliates................................        2,213
Trustees' Deferred Compensation and Retirement Plans........      136,656
Accrued Expenses............................................        1,362
                                                              -----------
    Total Liabilities.......................................      189,160
                                                              -----------
NET ASSETS..................................................  $49,324,396
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $43,560,339
Net Unrealized Appreciation.................................    5,570,281
Accumulated Undistributed Net Investment Income.............      832,924
Accumulated Net Realized Loss...............................     (639,148)
                                                              -----------
NET ASSETS..................................................  $49,324,396
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $49,324,396 and 4,525,430 shares
  of beneficial interest issued and outstanding)............  $     10.90
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
Asset Allocation Portfolio
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $   915,984
Dividends (Net of foreign withholding taxes of $477)........      139,152
                                                              -----------
    Total Income............................................    1,055,136
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      126,801
Trustees' Fees and Related Expenses.........................       27,777
Accounting..................................................       16,063
Shareholder Reports.........................................        9,178
Audit.......................................................        8,423
Custody.....................................................        7,305
Legal.......................................................        1,766
Other.......................................................        9,172
                                                              -----------
    Total Expenses..........................................      206,485
    Investment Advisory Fee Reduction.......................       54,757
                                                              -----------
    Net Expenses............................................      151,728
                                                              -----------
NET INVESTMENT INCOME.......................................  $   903,408
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (504,236)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    5,382,869
  End of the Period:
Investments.................................................    5,570,281
                                                              -----------
Net Unrealized Appreciation During the Period...............      187,412
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (316,824)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   586,584
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
Asset Allocation Portfolio
For the Six Months Ended June 30, 2000, and the Year Ended December 31, 1999 (Unaudited)

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2000      DECEMBER 31, 1999
                                                              -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $    903,408        $  1,923,837
Net Realized Gain/Loss......................................        (504,236)          3,958,873
Net Unrealized Appreciation/Depreciation During the
  Period....................................................         187,412          (3,345,675)
                                                                ------------        ------------
Change in Net Assets from Operations........................         586,584           2,537,035
                                                                ------------        ------------

Distributions from Net Investment Income....................      (1,929,516)         (1,970,700)
Distributions from Net Realized Gain........................      (4,035,440)         (5,938,317)
                                                                ------------        ------------
Total Distributions.........................................      (5,964,956)         (7,909,017)
                                                                ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      (5,378,372)         (5,371,982)
                                                                ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       1,167,471           2,459,470
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       5,964,956           7,909,018
Cost of Shares Repurchased..................................      (5,869,187)        (13,018,242)
                                                                ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       1,263,240          (2,649,754)
                                                                ------------        ------------
TOTAL DECREASE IN NET ASSETS................................      (4,115,132)         (8,021,736)
NET ASSETS:
Beginning of the Period.....................................      53,439,528          61,461,264
                                                                ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $832,924 and $1,859,032,
  respectively).............................................    $ 49,324,396        $ 53,439,528
                                                                ============        ============

                                               See Notes to Financial Statements

Financial Highlights
Asset Allocation Portfolio
(Unaudited)
THE FOLLOWING PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX MONTHS          YEAR ENDED DECEMBER 31,
CLASS I SHARES                                                ENDED       ---------------------------------
                                                          JUNE 30, 2000    1999     1998     1997     1996
                                                          -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................     $12.15       $13.38   $11.91   $11.35   $11.64
                                                             ------       ------   ------   ------   ------
  Net Investment Income.................................       0.22         0.46     0.43     0.51     0.48
  Net Realized and Unrealized Gain/Loss.................      (0.06)        0.12     1.41     1.90     1.08
                                                             ------       ------   ------   ------   ------
Total from Investment Operations........................       0.16         0.58     1.84     2.41     1.56
                                                             ------       ------   ------   ------   ------
Less:
  Distributions from Net Investment Income..............       0.46         0.45     0.01     0.52     0.48
  Distributions from Net Realized Gain..................       0.95         1.36     0.36     1.33     1.37
                                                             ------       ------   ------   ------   ------
Total Distributions.....................................       1.41         1.81     0.37     1.85     1.85
                                                             ------       ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD......................     $10.90       $12.15   $13.38   $11.91   $11.35
                                                             ======       ======   ======   ======   ======

Total Return*...........................................      1.11%**      4.94%   15.67%   21.81%   13.87%
Net Assets at End of the Period (In millions)...........     $ 49.3       $ 53.4   $ 61.5   $ 63.3   $ 63.9
Ratio of Expenses to Average Net Assets*................       .60%         .60%     .60%     .60%     .60%
Ratio of Net Investment Income to Average Net Assets*...      3.57%        3.41%    3.17%    3.86%    3.78%
Portfolio Turnover......................................         7%**        78%      93%      58%     118%
 * If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.................       .82%         .77%     .72%     .71%     .81%
Ratio of Net Investment Income to Average
  Net Assets............................................      3.35%        3.24%    3.05%    3.75%    3.57%
** Non-Annualized

See Notes to Financial Statements

                     PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
DOMESTIC INCOME PORTFOLIO
CLASS I SHARES

(as of June 30, 2000)

---------------------------------------------------------------------------
Six-month total return based on NAV(1)                            0.44%
---------------------------------------------------------------------------
One-year total return based on NAV(1)                             1.45%
---------------------------------------------------------------------------
Five-year average annual total return based on NAV(1)             6.05%
---------------------------------------------------------------------------
Ten-year average annual total return based on NAV(1)              8.04%
---------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                            7.05%
---------------------------------------------------------------------------
Commencement date                                              11/04/87
---------------------------------------------------------------------------
SEC Yield(2)                                                      7.54%
---------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

(2) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 2000.

    An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable annuity contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--DOMESTIC INCOME PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY KELLY GILBERT, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE JUNE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1995. THE FOLLOWING DISCUSSION REFLECTS HER VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   WHAT WERE THE MARKET CONDITIONS IN
    WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   The Federal Reserve Board raised rates six
times between June 1999 and June 2000. These rate increases--mixed with volatility and weakness in the equity market, the effects of the year 2000 computer scare, and concerns that the corporate bond market had more sellers than buyers--all contributed to the widening of yield spreads between Treasuries and other types of bonds (such as corporate, high-yield, and mortgage-backed securities).

    During the reporting period, the portfolio's return was supported by its favorable sector allocations and continued concentration on credit quality. However, this benefit was overshadowed by the negative performance of the corporate bond market.

    For the six months ended June 30, 2000, the portfolio achieved a total return of 0.44 percent (Class I shares). Dividends paid and reinvested by the portfolio during the period totaled $0.6619 per share. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers BBB Corporate Bond Index produced a total return of 2.20 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of corporate bonds, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Of course, past performance is no guarantee of future results. Please refer to the chart and footnotes on page 16 for additional performance results.

Q   HOW DID YOU POSITION THE PORTFOLIO IN
    RESPONSE TO THESE CONDITIONS?

A   We began the reporting period focused on
sectors with strong underlying fundamentals, which helped reduce the portfolio's volatility and risk in today's uncertain environment. We looked to the portfolio's benchmark, the Lehman Brothers BBB Corporate Bond Index, as a guide for establishing weightings within the sectors held in the portfolio. This enabled us to maintain diversification and credit quality in different sectors and securities.

    As a result, we repositioned the portfolio's exposure to the industrial sector, which includes health-care, media and telecommunications, and consumer cyclical securities. We maintained a slight overweighting in cable and media securities, which continued to contribute positively to the portfolio's return. This sector performed well due to the vigorous level of consumer demand.

    We also reduced the portfolio's exposure in health care. We accomplished this by selling our position in Tenet Healthcare, due to the concerns about the welfare and higher default risk of health-care companies. In turn, we added positions in Yankee bonds, which helped to enhance the portfolio's potential for a higher yield.

Q   WHAT WAS THE STRUCTURE OF THE PORTFOLIO
    AT THE END OF THE REPORTING PERIOD?

A   The portfolio's credit-quality allocation
continued to be weighted in medium-quality securities, which are defined as A and BBB rated securities. At the end of the reporting period, approximately
36.11 percent of the long-term investments were allocated to securities rated A and higher, and 55.93 percent of the long-term investments were invested in BBB rated securities. The remaining 7.76 percent was allocated to securities rated BB and lower. This allocation benefited the portfolio during the six months, as A and BBB rated securities outperformed BB rated securities.

    We also continued to focus on managing the portfolio's duration during the period. Duration, which is expressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. For most of the period, the portfolio's duration was held neutral to its benchmark, the Lehman Brothers BBB Corporate Bond Index. At the end of the period, the portfolio's duration was
5.61 years, which is slightly shorter than the benchmark duration of 5.70 years.

Q   WHAT IS THE OUTLOOK FOR THE
    MONTHS AHEAD?

A   We are optimistic about the outlook for
corporate bonds. As June saw spreads tighten for the first time this year, we expect that demand for corporate bonds will improve in coming months. The gradual waning of uncertainty about the Fed's direction, coupled with tightening yield spreads, an increase in equity valuations, and the increase of buyers in the corporate bond market, all seem to contribute to the positive tone in investor sentiment.

    Going forward, our focus will continue to be on higher credit-quality issues, in-depth research, and assessment of corporate bonds. We will strive to look for opportunities in the market that will add relative value and perform well in a variety of market conditions. Through these fundamentals, we will continue to support the portfolio's objective of current income and preservation of capital.

                                       BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS
Domestic Income Portfolio
June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                        MARKET
(000)     DESCRIPTION                                                  COUPON    MATURITY      VALUE
          CORPORATE DEBT  82.1%
          CONSUMER DISTRIBUTION  8.0%
$250      Fred Meyer, Inc. ...........................................  7.375%   03/01/05   $   244,047
 500      Gruma SA De CV, 144A -- Private Placement (Mexico) (a)......  7.625    10/15/07       417,500
 500      Nabisco, Inc. ..............................................  7.550    06/15/15       438,126
 250      Pepsi Bottling Group, Inc. .................................  7.000    03/01/29       224,944
                                                                                            -----------
                                                                                              1,080,570
                                                                                            -----------
          CONSUMER DURABLES  1.5%
 250      DaimlerChrysler NA Holding..................................  7.750    05/27/03       252,017
                                                                                            -----------
          CONSUMER NON-DURABLES  3.3%
 500      Bausch & Lomb, Inc. ........................................  7.125    08/01/28       435,455
 125      Westpoint Stevens, Inc. ....................................  7.875    06/15/05       104,375
                                                                                            -----------
                                                                                                539,830
                                                                                            -----------
          CONSUMER SERVICES  14.4%
 250      Cox Communications, Inc. ...................................  6.875    06/15/05       241,871
 500      CSC Holdings, Inc. .........................................  7.875    12/15/07       483,750
 250      Liberty Media Group., 144A-Private Placement (a)............  8.500    07/15/29       236,719
 250      News America Holdings, Inc. ................................  8.875    04/26/23       256,838
 500      Park Place Entertainment Corp. .............................  7.950    08/01/03       493,437
 250      SocGen Real Estate Co. LLC Ser A, 144A -- Private Placement
          (a).........................................................  7.640    12/29/49       227,943
 100      Time Warner Entertainment Co. ..............................  8.375    07/15/33       101,865
 250      USA Waste Services, Inc. ...................................  7.000    10/01/04       232,077
 100      Viacom, Inc. ...............................................  7.750    06/01/05       101,000
                                                                                            -----------
                                                                                              2,375,500
                                                                                            -----------
          ENERGY  2.2%
 250      PDV America, Inc. ..........................................  7.875    08/01/03       236,615
 150      Petroleum Geo-Services ASA (Norway).........................  7.125    03/30/28       124,492
                                                                                            -----------
                                                                                                361,107
                                                                                            -----------
          FINANCE  12.3%
 250      Abbey National PLC (United Kingdom).........................  7.350    10/29/49       235,659
 500      Avalonbay Communities, Inc. ................................  7.500    08/01/09       475,949
 250      Finova Capital Corp. .......................................  7.625    09/21/09       208,972
 125      Korea Development Bank (Korea)..............................  6.500    11/15/02       120,974
 250      Lehman Brothers Holdings, Inc. .............................  8.500    05/01/07       253,087
 250      National Australia Bank (Australia).........................  8.600    05/19/10       262,383
 250      Nordbanken AB, 144A -- Private Placement (Sweden) (a).......  7.250    11/12/09       244,051
 250      Washington Mutual Capital I.................................  8.375    06/01/27       223,102
                                                                                            -----------
                                                                                              2,024,177
                                                                                            -----------
          HEALTHCARE  2.0%
 400      Manor Care, Inc. ...........................................  7.500    06/15/06       326,042
                                                                                            -----------
          PRODUCER MANUFACTURING  4.2%
 500      Idex Corp. .................................................  6.875    02/15/08       456,449
 250      USX Corp. ..................................................  6.650    02/01/06       237,791
                                                                                            -----------
                                                                                                694,240
                                                                                            -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Domestic Income Portfolio
June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                                        MARKET
(000)     DESCRIPTION                                                  COUPON    MATURITY      VALUE
          RAW MATERIALS/PROCESSING INDUSTRIES  6.1%
$500      Georgia-Pacific Corp. ......................................  9.950%   06/15/02   $   519,508
 250      Tosco Corp. ................................................  8.250    05/15/03       254,659
 150      Vicap SA De CV (Mexico)..................................... 10.250    05/15/02       142,875
 100      Vicap SA De CV (Mexico)..................................... 11.375    05/15/07        88,000
                                                                                            -----------
                                                                                              1,005,042
                                                                                            -----------
          TECHNOLOGY  4.6%
 250      Deutsche Telekom International (Netherlands)................  8.000    06/15/10       252,535
 250      Sun Microsystems, Inc. .....................................  7.500    08/15/06       249,805
 250      Vodafone Airtouch Plc, 144A-Private Placement (United
          Kingdom) (a)................................................  7.625    02/15/05       250,586
                                                                                            -----------
                                                                                                752,926
                                                                                            -----------
          TRANSPORTATION  8.0%
 100      Canadian National Railway Co. (Canada) .....................  7.625    05/15/23        94,423
 500      CSX Corp. ..................................................  8.625    05/15/22       501,242
 500      Delta Air Lines, Inc. ......................................  9.750    05/15/21       517,875
 200      United Air Lines, Inc., Ser 91A2............................ 10.020    03/22/14       216,499
                                                                                            -----------
                                                                                              1,330,039
                                                                                            -----------
          UTILITIES  15.5%
 250      AT&T Canada, Inc. (Canada)..................................  7.650    09/15/06       247,854
 250      Conoco, Inc. ...............................................  6.950    04/15/29       228,511
 250      Edison International........................................  6.875    09/15/04       243,095
 250      Enron Corp. ................................................  8.375    05/23/05       258,010
 250      Israel Electric Corp. Ltd., 144A -- Private Placement
          (Israel) (a)................................................  8.250    10/15/09       249,198
 250      Niagara Mohawk Power Corp., Ser G...........................  7.750    10/01/08       244,081
 230      Phillips Petroleum Co. .....................................  9.375    02/15/11       250,012
 350      Public Service Co. of Colorado..............................  8.750    03/01/22       352,908
 250      Southern Energy, Inc., 144A -- Private Placement (a)........  7.900    07/15/09       228,944
 250      WorldCom, Inc. .............................................  8.250    05/15/10       256,318
                                                                                            -----------
                                                                                              2,558,931
                                                                                            -----------
TOTAL CORPORATE DEBT  82.1%..............................................................    13,544,468
                                                                                            -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Domestic Income Portfolio
June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                                        MARKET
(000)     DESCRIPTION                                                  COUPON    MATURITY      VALUE
          GOVERNMENT OBLIGATIONS  12.1%
$276      Federal National Mortgage Association Pool.................. 10.000%   04/01/21   $   294,585
 250      United Mexican States (Mexico).............................. 10.375    02/17/09       258,438
 500      United States Treasury Note.................................  6.500    02/15/10       517,190
 650      United States Treasury Note.................................  6.625    05/15/07       664,241
 250      United States Treasury Note.................................  6.750    05/15/05       255,978
                                                                                            -----------
TOTAL GOVERNMENT OBLIGATIONS.............................................................     1,990,432
                                                                                            -----------
TOTAL LONG-TERM INVESTMENTS  94.2%
  (Cost $16,029,667).....................................................................    15,534,900
                                                                                            -----------
REPURCHASE AGREEMENTS  6.2%
Bank of America ($700,000 par collateralized by
  U.S. Government obligations in a pooled cash account,
  dated 06/30/00, to be sold on 07/03/00 at $700,400)....................................       700,000
Warburg Dillon Read ($325,000 par collateralized by
  U.S. Government obligations in a pooled cash account,
  dated 06/30/00, to be sold on 07/03/00 at $325,178)....................................       325,000
                                                                                            -----------
TOTAL REPURCHASE AGREEMENTS
  (Cost $1,025,000)......................................................................     1,025,000
                                                                                            -----------
TOTAL INVESTMENTS  100.4%
  (Cost $17,054,667).....................................................................    16,559,900
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%)............................................       (67,692)
                                                                                            -----------

NET ASSETS  100.0%.......................................................................   $16,492,208
                                                                                            ===========

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold only in transactions exempt from registration which are normally transactions with qualified institutional buyers.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
Domestic Income Portfolio
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $17,054,667)........................  $16,559,900
Cash........................................................        4,082
Interest Receivable.........................................      278,717
Other.......................................................       40,940
                                                              -----------
    Total Assets............................................   16,883,639
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      249,143
  Portfolio Shares Repurchased..............................        2,094
  Investment Advisory Fee...................................        1,793
  Distributor and Affiliates................................        1,507
Trustees' Deferred Compensation and Retirement Plans........      131,095
Accrued Expenses............................................        5,799
                                                              -----------
    Total Liabilities.......................................      391,431
                                                              -----------
NET ASSETS..................................................  $16,492,208
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $18,174,554
Accumulated Undistributed Net Investment Income.............      539,498
Net Unrealized Depreciation.................................     (494,767)
Accumulated Net Realized Loss...............................   (1,727,077)
                                                              -----------
NET ASSETS..................................................  $16,492,208
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $16,492,208 and 2,223,037 shares
  of beneficial interest issued and outstanding)............  $      7.42
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
Domestic Income Portfolio
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 664,520
                                                              ---------
EXPENSES:
Investment Advisory Fee.....................................     40,244
Trustees' Fees and Related Expenses.........................     27,646
Shareholder Services........................................     12,513
Shareholder Reports.........................................      9,628
Accounting..................................................      6,349
Audit.......................................................      4,184
Legal.......................................................      2,549
Custody.....................................................      1,201
Other.......................................................        825
                                                              ---------
    Total Expenses..........................................    105,139
    Expense Reduction ($40,244 Investment Advisory Fee and
     $16,877 Other).........................................     57,121
                                                              ---------
    Net Expenses............................................     48,018
                                                              ---------
NET INVESTMENT INCOME.......................................  $ 616,502
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(640,908)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (591,739)
  End of the Period:
    Investments.............................................   (494,767)
                                                              ---------
Net Unrealized Appreciation During the Period...............     96,972
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(543,936)
                                                              =========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  72,566
                                                              =========

See Notes to Financial Statements

Statement of Changes in Net Assets
Domestic Income Portfolio
For the Six Months Ended June 30, 2000, and the Year Ended December 31, 1999 (Unaudited)

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2000      DECEMBER 31, 1999
                                                              -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   616,502          $ 1,312,387
Net Realized Loss...........................................       (640,908)            (328,221)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................         96,972           (1,285,909)
                                                                -----------          -----------
Change in Net Assets from Operations........................         72,566             (301,743)
Distributions from Net Investment Income....................     (1,321,534)          (1,259,398)
                                                                -----------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (1,248,968)          (1,561,141)
                                                                -----------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      1,758,548            5,830,207
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      1,321,534            1,259,398
Cost of Shares Repurchased..................................     (1,668,548)          (7,120,021)
                                                                -----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      1,411,534              (30,416)
                                                                -----------          -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................        162,566           (1,591,557)
NET ASSETS:
Beginning of the Period.....................................     16,329,642           17,921,199
                                                                -----------          -----------
End of the Period (Including accumulated undistributed net
  investment income of $539,498 and $1,244,530,
  respectively).............................................    $16,492,208          $16,329,642
                                                                ===========          ===========

                                               See Notes to Financial Statements

Financial Highlights
Domestic Income Portfolio
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           YEAR ENDED DECEMBER 31,
CLASS I SHARES                                    SIX MONTHS ENDED   ------------------------------------
                                                   JUNE 30, 2000      1999      1998      1997      1996
                                                  -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........       $ 8.04        $ 8.75    $ 8.25     $8.01    $ 8.21
                                                       ------        ------    ------    ------    ------
  Net Investment Income.........................         0.29          0.61      0.61      0.70      0.75
  Net Realized and Unrealized Gain/Loss.........        (0.25)        (0.74)    (0.09)     0.25     (0.21)
                                                       ------        ------    ------    ------    ------
Total from Investment Operations................         0.04         (0.13)     0.52      0.95      0.54
Less Distributions from Net Investment Income...         0.66          0.58      0.02      0.71      0.74
                                                       ------        ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..............       $ 7.42        $ 8.04    $ 8.75     $8.25    $ 8.01
                                                       ======        ======    ======    ======    ======

Total Return*...................................         .44%**      (1.55%)    6.34%    11.90%     6.68%
Net Assets at End of the Period (In millions)...       $ 16.5        $ 16.3    $ 17.9    $ 17.2    $ 19.8
Ratio of Expenses to Average Net Assets* (a)....         .60%          .61%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net
  Assets*.......................................        7.68%         7.43%     7.29%     7.74%     7.97%
Portfolio Turnover..............................          53%**         74%       46%       78%       77%
 * If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (a).....        1.31%         1.10%     1.09%     1.05%     1.29%
Ratio of Net Investment Income to Average Net
  Assets........................................        6.97%         6.94%     6.80%     7.29%     7.28%

(a) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended December 31, 1999.

** Non-Annualized

See Notes to Financial Statements

                     PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

GLOBAL EQUITY PORTFOLIO

CLASS I SHARES

(as of June 30, 2000)

---------------------------------------------------------------------------
Six-month total return based on NAV(1)                          -5.03%
---------------------------------------------------------------------------
One-year total return based on NAV(1)                           10.67%
---------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                          15.95%
---------------------------------------------------------------------------
Commencement date                                             07/03/95
---------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable annuity contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--GLOBAL EQUITY PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY BARTON BIGGS AND ANN D. THIVIERGE, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, WHO HAVE MANAGED THE PORTFOLIO SINCE 1997. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM IN THIS ENVIRONMENT?

A   Two major factors impacted the market
environment during the reporting period. The first factor was the explosion of TMT (telecommunications, media, and technology) stocks, whose strong performance dominated the global markets during the first quarter and increased market volatility during the second quarter. In addition, international markets began to mirror U.S. economic policy in hopes of creating an environment of robust economic growth with low interest rates. As technology stocks--especially dot-coms--around the world disappointed investors, and interest rates worldwide continued to rise, the global markets fell on hard times.

    The portfolio was not immune to this market downturn, returning -5.03 percent for the six months ended June 30, 2000 (Class I shares). As a result of recent market activity, current performance may vary from the figures shown. By comparison, the MSCI World Index with Net Dividends generated a total return of -2.56 percent for the same period. Of course, past performance is no guarantee of future results. This broad-based, unmanaged index is composed of securities on stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East, and assumes dividends are reinvested. This index does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index.

Q   WHAT STRATEGIES DID YOU USE TO MANAGE
    THE PORTFOLIO IN THIS ENVIRONMENT?

A   Our philosophy is to look for undervalued
markets, and we believe the fundamental prospects of companies and their industries are key indicators of investment return potential. These indicators strongly favored the international markets during the reporting period.

    Therefore, the portfolio maintained a position in Japan due to increased consumer demand brought on by the TMT explosion. In addition, we believed that a change in governmental leadership would be positive for the country, and that Japan's economic growth and consumer demand for electronic goods would be strong. However, in recent Japanese elections, the Liberal Democratic Party
(LDP) was reelected, creating considerable skepticism about the country's growth potential. As a result, foreign investors decreased their holdings. Although we have maintained the portfolio's position, we remain cautious about the future. The portfolio also held stocks within the Singapore market, where impressive governmental and business policies and valuations made the market attractive. Finally, the portfolio maintained an even position in U.S. stock with its benchmark. This position contributed to the portfolio's performance for the period.

Q   WHAT IS YOUR OUTLOOK MOVING FORWARD?

A   We are expecting a general slowdown in the
European economy. Our Morgan Stanley Dean

Witter economists have decreased earnings forecasts and cut their 2001 economic growth projections to reflect the impact of higher oil prices. Furthermore, we believe that earnings expectations, which rose during the period, have peaked and that equity analysts will begin to lower their earnings predictions for the coming year. However, the potential of European money staying at home instead of being invested in the U.S. markets could be a powerful driver to European equity and Euro performance.

    Next year's prognosis for U.S. earnings growth should be supported by increased pricing power and a weaker dollar, although accelerating labor costs and slowing top-line growth will challenge the country's growth prospects. In the end, those who believe that the U.S. economy and inflation are going to reaccelerate may be disappointed as signs point to a slowdown looming ahead.

    The major risks to global equity markets are a steep decline in the U.S. dollar, downward earnings revisions, and additional Federal Reserve Board interest-rate hikes resulting in the slowdown of liquidity--all of which are happening faster than expected. Lastly, in August or September we could see the European Central Bank raise interest rates. Furthermore, we believe the Bank of Japan could end its zero interest-rate policy in order to continue to strengthen the economy.

                                       BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS
Global Equity Portfolio
June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                       MARKET
DESCRIPTION                SHARES      VALUE
COMMON STOCKS  99.4%
AUSTRALIA  0.8%
Orica Ltd. ..............   4,909    $   22,248
Rio Tinto Ltd. ..........     512         8,457
                                     ----------
                                         30,705
                                     ----------
AUSTRIA  0.3%
OMV, AG..................     117        10,165
                                     ----------
BELGIUM  0.9%
KBC Bancassurance Holding
  NV.....................     830        36,530
                                     ----------

CANADA  2.2%
Enbridge, Inc. ..........   1,200        25,176
Nortel Networks Corp. ...     800        55,513
Placer Dome, Inc. .......     700         6,574
                                     ----------
                                         87,263
                                     ----------
DENMARK  0.4%
Novo Nordisk A/S, Ser B..     100        17,017
                                     ----------
FINLAND  1.3%
Nokia (Ab) Oy (a)........   1,000        51,029
                                     ----------

FRANCE  4.0%
Alcatel Alsthom (Cie Gen
  El)....................     465        30,498
Axa-UAP..................     183        28,827
Compagnie de Saint
  Gobain.................     110        14,871
France Telecom...........     262        36,619
LVMH (Moet Hennessy Louis
  Vuitton)...............      53        21,854
Total, Class B...........     184        28,212
                                     ----------
                                        160,881
                                     ----------
GERMANY  6.0%
Allianz, AG..............     102        36,644
BASF, AG.................     300        12,058
Bayer, AG................     350        13,660
DaimlerChrysler, AG......     351        18,306
Deutsche Bank, AG........     650        53,492
Deutsche Telekom, AG.....     656        37,452
Linde, AG................     200         8,038
Siemens, AG..............     300        45,253
VEBA, AG.................     300        14,464
                                     ----------
                                        239,367
                                     ----------

                                       MARKET
DESCRIPTION                SHARES      VALUE
ITALY  2.4%
Assicurazioni Generali...     740    $   25,362
Ente Nazionale
  Idrocarburi, SpA.......   3,000        17,328
Fiat SpA.................     400        10,379
Telecom Italia...........   2,000        20,431
Telecom Italia SpA (a)...   1,502        20,649
                                     ----------
                                         94,149
                                     ----------
JAPAN  15.3%
Acom Co., Ltd. ..........     100         8,407
Bank of Tokyo............   2,600        31,390
Daiwa Securities.........   1,000        13,194
East Japan Railway.......       4        23,222
Hitachi..................   1,000        14,420
Honda Motor Co. .........   1,000        34,023
Japan Air Lines Co.
  (a)....................   4,000        15,192
Japan Energy Corp. ......  10,000        10,744
Japan Tobacco, Inc. .....       2        17,549
Kao Corp. ...............   1,000        30,536
Kawasaki Steel Corp. ....   5,000         7,163
Komatsu..................   2,000        14,062
Kyocera Corp. ...........     100        16,955
Matsushita Electric
  Industries.............   1,000        25,918
Mitsubishi Electric
  Corp. .................   3,000        32,458
Mitsubishi Estate........   2,000        23,524
NEC Corp. ...............   1,000        31,384
Nippon Steel Corp. ......   6,000        12,610
Nippon Telegraph &
  Telephone Corp. .......       2        26,577
Nippon Yusen Kabushiki
  Kaisha.................   4,000        19,226
Nissan Motor Co. ........   2,000        11,781
NSK Ltd. ................   1,000         8,765
Oji Paper Co. ...........   2,000        13,760
Sekisui House............   2,000        18,491
Sharp Corp. .............   1,000        17,671
Softbank Corp. ..........     100        13,571
Sony Corp. ..............     200        18,661
Teijin...................   2,000         9,745
Tobu Railway Co. ........   8,000        22,845
Toshiba Corp.............   2,000        22,563
Toyota Motor Corp. ......   1,000        45,521
                                     ----------
                                        611,928
                                     ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Global Equity Portfolio
June 30, 2000 (Unaudited)

                                       MARKET
DESCRIPTION                SHARES      VALUE
NETHERLANDS  3.1%
ABN Amro Holdings........   1,313    $   32,156
Akzo Nobel...............     340        14,445
Elsevier.................   1,064        12,890
Koninklijke Ahold NV.....     987        29,051
Royal Dutch Petroleum
  Co. ...................     443        27,533
Wolters Kluwer...........     335         8,923
                                     ----------
                                        124,998
                                     ----------
SINGAPORE  0.3%
Singapore
  Telecommunications.....   8,000        11,720
                                     ----------

SPAIN  2.1%
Endesa, SA...............   1,540        29,831
Repsol-YPF, SA...........   1,082        21,538
Telefonica de Espana
  (a)....................   1,598        34,326
                                     ----------
                                         85,695
                                     ----------
SWEDEN  0.6%
Ericsson Telefon LM, Ser
  B......................   1,300        25,720
                                     ----------

SWITZERLAND  2.8%
Credit Suisse Group......     150        29,838
Givaudan, AG.............       2           609
Nestle, SA...............      15        30,022
Novartis, AG.............      20        31,680
Roche Holdings
  Genusscheine, AG.......       2        19,469
                                     ----------
                                        111,618
                                     ----------
UNITED KINGDOM  7.7%
Allied Zurich (a)........   1,391        16,448
Barclays.................     332         8,254
AstraZeneca Group Plc....     468        21,846
Bass.....................   1,727        19,415
BP Amoco.................   3,708        35,571
British America
  Tobacco................   1,661        11,083
British
  Telecommunications.....     830        10,725
Burmah Castrol PLC.......     622        15,680
Glaxo Wellcome...........     581        16,940
HSBC Holdings............   2,736        31,276
Invensys PLC.............   2,546         9,554
Lloyds TSB Group.........     830         7,837
Marks & Spencer..........     997         3,504
Rank Group...............   3,786         8,593
Smithkline Beecham.......   1,517        19,855
Smiths Industries........   1,072        13,950
Vodafone AirTouch Plc
  (a)....................  14,303        57,190
                                     ----------
                                        307,721
                                     ----------

                                       MARKET
DESCRIPTION                SHARES      VALUE
UNITED STATES  49.2%
Abbott Laboratories,
  Inc. ..................     500    $   22,281
Alcoa, Inc. .............     200         5,800
America Online, Inc.
  (a)....................     500        26,375
American Express Co. ....     500        26,063
American Home Products
  Corp. .................     400        23,500
American International
  Group, Inc. ...........     275        32,312
AT&T Corp. ..............     500        15,813
AT&T Corp.--Liberty Media
  Group., Class A........   1,500        36,375
Bank of America Corp. ...     800        34,400
BellSouth Corp. .........     600        25,575
Boeing Co. ..............     400        16,725
Bristol-Myers Squibb
  Co. ...................     600        34,950
Chevron Corp. ...........     200        16,963
Cisco Systems, Inc.
  (a)....................   1,200        76,275
Citigroup, Inc. .........     750        45,187
Coca Cola Co. ...........     700        40,206
Dell Computer Corp. .....     700        34,519
Delphi Automotive Systems
  Corp...................     609         8,869
Dow Chemical Co. ........     300         9,056
Du Pont (E. I.) de
  Nemours & Co. .........     300        13,125
Eastman Kodak Co. .......     200        11,900
EMC Corp. ...............     500        38,469
Exxon Mobil Corp. .......     764        59,974
Federal National Mortgage
  Association............     300        15,656
First Data Corp. ........     500        24,813
FPL Group, Inc. .........     400        19,800
General Electric Co. ....   2,200       116,600
General Motors Corp. ....     500        29,031
Gillette Co. ............     400        13,975
HCA-The Healthcare
  Corp. .................     500        15,188
Hewlett Packard Co. .....     200        24,975
Home Depot, Inc. ........     650        32,459
Illinois Tool Works,
  Inc. ..................     200        11,400
Intel Corp. .............     700        93,581
International Business
  Machines Corp. ........     400        43,825
International Paper
  Co. ...................     200         5,963
Johnson & Johnson........     400        40,750
JP Morgan & Co., Inc. ...     200        22,025
Kimberly-Clark Corp. ....     200        11,475
Lilly Eli & Co. .........     300        29,962
Lucent Technologies,
  Inc. ..................     700        41,475
McDonald's Corp. ........     700        23,056
Merck & Co., Inc. .......     600        45,975

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Global Equity Portfolio
June 30, 2000 (Unaudited)

                                      MARKET
DESCRIPTION                SHARES     VALUE
UNITED STATES (CONTINUED)
Microsoft Corp. (a)......  1,200    $   96,000
Minnesota Mining &
  Manufacturing Co. .....    200        16,500
Motorola, Inc. ..........    700        20,344
Oracle Corp. (a).........    800        67,250
Pfizer, Inc. ............  1,000        48,000
Procter & Gamble Co. ....    300        17,175
QUALCOMM, Inc. (a).......    300        18,000
Raytheon Co., Class A....    100         1,944
Rockwell International
  Corp. .................    100         3,150
SBC Communications,
  Inc. ..................    500        21,625
Sears Roebuck & Co. .....    400        13,050
Texas Instruments,
  Inc. ..................    500        34,344
Time Warner, Inc. .......    700        53,200
Verizon Communications
  (formerly Bell
  Atlantic)..............    500        25,406
Wal-Mart Stores, Inc. ...  1,100        63,387

                                      MARKET
DESCRIPTION                SHARES     VALUE
UNITED STATES (CONTINUED)
Walt Disney Co. .........    500    $   19,406
Wells Fargo Co. .........  1,700        65,875
Weyerhaeuser Co. ........    200         8,600
Worldcom, Inc. (a).......    400        18,350
Xerox Corp. .............    200         4,150
Yahoo!, Inc. ............    300        37,162
                                    ----------
                                     1,969,614
                                    ----------

TOTAL INVESTMENTS  99.4%
  (Cost $3,056,054)..............    3,976,120
FOREIGN CURRENCY  0.7%
  (Cost $30,170).................       30,010
LIABILITIES IN EXCESS OF OTHER
  ASSETS  (0.1%).................       (4,476)
                                    ----------

NET ASSETS  100.0%...............   $4,001,654
                                    ==========

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
Global Equity Portfolio
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $3,056,054).........................  $3,976,120
Cash........................................................      98,839
Foreign Currency (Cost $30,170).............................      30,010
Dividends Receivable........................................       5,743
Other.......................................................         173
                                                              ----------
    Total Assets............................................   4,110,885
                                                              ----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................       9,371
  Portfolio Shares Repurchased..............................         222
Trustees' Deferred Compensation and Retirement Plans........      62,102
Accrued Expenses............................................      37,536
                                                              ----------
    Total Liabilities.......................................     109,231
                                                              ----------
NET ASSETS..................................................  $4,001,654
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Par Value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,469,225
Net Unrealized Appreciation.................................     919,894
Accumulated Net Realized Gain...............................     646,874
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (34,339)
                                                              ----------
NET ASSETS..................................................  $4,001,654
                                                              ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $4,001,654 and 249,118 shares of
  beneficial interest issued and outstanding)...............  $    16.06
                                                              ==========

                                               See Notes to Financial Statements

Statement of Operations
Global Equity Portfolio
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $3,287)......  $   33,158
Interest....................................................       3,127
                                                              ----------
    Total Income............................................      36,285
                                                              ----------
EXPENSES:
Trustees' Fees and Related Expenses.........................      34,100
Investment Advisory Fee.....................................      23,016
Accounting..................................................      15,743
Custody.....................................................      15,121
Shareholder Reports.........................................       8,554
Audit.......................................................       7,797
Shareholder Services........................................       7,591
Amortization of Organizational Costs........................         674
Legal.......................................................         271
Other.......................................................       1,303
                                                              ----------
    Total Expenses..........................................     114,170
    Expense Reduction ($23,016 Investment Advisory Fee and
     $63,482 Other).........................................      86,498
                                                              ----------
    Net Expenses............................................      27,672
                                                              ----------
NET INVESTMENT INCOME.......................................  $    8,613
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain/Loss:
  Investments...............................................  $  648,057
  Foreign Currency Transactions.............................       1,977
                                                              ----------
Net Realized Gain...........................................     650,034
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,787,251
                                                              ----------
  End of the Period:
    Investments.............................................     920,066
    Foreign Currency Translation............................        (172)
                                                              ----------
                                                                 919,894
                                                              ----------
Net Unrealized Depreciation During the Period...............    (867,357)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (217,323)
                                                              ==========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (208,710)
                                                              ==========

See Notes to Financial Statements

Statement of Changes in Net Assets
Global Equity Portfolio
For the Six Months Ended June 30, 2000, and the Year Ended December 31, 1999 (Unaudited)

                                                             SIX MONTHS ENDED       YEAR ENDED
                                                              JUNE 30, 2000      DECEMBER 31, 1999
                                                             -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $     8,613          $   14,504
Net Realized Gain...........................................       650,034              33,854
Net Unrealized Appreciation/Depreciation During the
  Period....................................................      (867,357)            906,978
                                                               -----------          ----------
Change in Net Assets from Operations........................      (208,710)            955,336
                                                               -----------          ----------

Distributions from Net Investment Income....................        (6,129)             (9,541)
                                                               -----------          ----------
Distributions from Net Realized Gain........................        (2,452)            (33,854)
Distributions in Excess of Net Realized Gain................           -0-             (10,981)
                                                               -----------          ----------
Distributions from and in Excess of Net Realized Gain.......        (2,452)            (44,835)
                                                               -----------          ----------
Total Distributions.........................................        (8,581)            (54,376)
                                                               -----------          ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      (217,291)            900,960
                                                               -----------          ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     1,048,424             829,783
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         5,870              33,418
Cost of Shares Repurchased..................................    (1,182,496)           (767,893)
                                                               -----------          ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      (128,202)             95,308
                                                               -----------          ----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................      (345,493)            996,268
NET ASSETS:
Beginning of the Period.....................................     4,347,147           3,350,879
                                                               -----------          ----------
End of the Period (Including accumulated distributions in
  excess of net investment income of $34,339 and $36,823,
  respectively).............................................   $ 4,001,654          $4,347,147
                                                               ===========          ==========

                                               See Notes to Financial Statements

Financial Highlights
Global Equity Portfolio
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                              SIX MONTHS                 YEAR ENDED DECEMBER 31,
CLASS I SHARES                                   ENDED       -----------------------------------------------
                                             JUNE 30, 2000    1999      1998      1997           1996
                                             ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...     $ 16.94      $ 13.21   $ 11.00   $ 11.66   $           10.30
                                                -------      -------   -------   -------   -----------------
  Net Investment Income/Loss...............         .03          .24       .09       .11                 .03
  Net Realized and Unrealized Gain/Loss....        (.88)        3.71      2.26      1.69                1.69
                                                -------      -------   -------   -------   -----------------
Total from Investment Operations...........        (.85)        3.95      2.35      1.80                1.72
                                                -------      -------   -------   -------   -----------------
Less:
  Distributions from and in Excess of Net
    Investment Income......................         .02          .04       .14       .11                 .19
  Distributions from and in Excess of Net
    Realized Gain..........................         .01          .18       -0-      2.35                 .17
                                                -------      -------   -------   -------   -----------------
Total Distributions........................         .03          .22       .14      2.46                 .36
                                                -------      -------   -------   -------   -----------------
NET ASSET VALUE, END OF THE PERIOD.........     $ 16.06      $ 16.94   $ 13.21   $ 11.00   $           11.66
                                                =======      =======   =======   =======   =================

Total Return*..............................      -5.03%**     30.06%    21.61%    15.85%              16.72%
Net Assets at End of the Period (In
  millions)................................     $   4.0      $   4.3   $   3.4   $   3.0   $             2.5
Ratio of Expenses to Average Net Assets*...       1.20%        1.20%     1.20%     1.20%               1.20%
Ratio of Net Investment Income to Average
  Net Assets*..............................        .37%         .42%     0.79%      .76%                .27%
Portfolio Turnover.........................         45%**         7%        3%      132%                 94%
 * If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets....       4.96%        4.84%     6.27%     6.78%               7.43%
Ratio of Net Investment Loss to Average Net
  Assets...................................      (3.39%)      (3.22%)   (4.28%)   (4.82%)             (5.96%)

** Non-Annualized

See Notes to Financial Statements

                     PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

GOVERNMENT PORTFOLIO

CLASS I SHARES

(as of June 30, 2000)

---------------------------------------------------------------------------
Six-month total return based on NAV(1)                            4.31%
---------------------------------------------------------------------------
One-year total return based on NAV(1)                             4.31%
---------------------------------------------------------------------------
Five-year average annual total return based on NAV(1)             5.44%
---------------------------------------------------------------------------
Ten-year average annual total return based on NAV(1)              6.84%
---------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                            6.50%
---------------------------------------------------------------------------
Commencement date                                              04/07/86
---------------------------------------------------------------------------
SEC Yield(2)                                                      6.01%
---------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying Portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

(2) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 2000.

    An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due on specific securities in the portfolio, not to shares of the Portfolio.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable annuity contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--GOVERNMENT PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY JOHN R. REYNOLDSON, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE JUNE 1988 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1977. HE IS JOINED BY PORTFOLIO MANAGERS TED V. MUNDY AND BARBARA
M. DOWNEY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   By the first week of January, it had become
apparent that the year 2000 computer bug was not going to cause significant financial disruptions. However, the U.S. economy continued to grow at a breakneck pace, causing investors to fear additional rate increases by the Federal Reserve Board. These fears were exacerbated by a sharp rally in technology stocks during the first two months of 2000, which further emboldened consumers to spend a portion of their investment profits. By the end of March, the U.S. economy seemed perilously close to overheating.

    Although the Fed had been raising interest rates gradually since June 1999, some investors feared that the central bank had fallen behind in its effort to thwart inflation. Indeed, policy makers did raise short-term interest rates by an unusually large 50 basis points in June 2000, and, by the end of the period, evidence was accumulating that the long-anticipated growth slowdown was finally at hand.

    For the six-month period ended June 30, 2000, the portfolio generated a total return of 4.31 percent (Class I shares). By comparison, the Lehman Brothers Government/Mortgage Index posted a total return of 4.38 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of U.S. government and mortgage-backed securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Please refer to the chart and footnotes on page 36 for additional portfolio performance results.

Q   WHAT HAPPENED TO GOVERNMENT
    SECURITIES DURING THIS TIME?

A   A sharp rally on Wall Street and continued
strong consumer spending caused the yield on 10-year Treasury notes to rise by 40 basis points to 6.80 percent during the first three weeks in January. At that point, however, the U.S. government announced that it would begin paying down the national debt through periodic buybacks of Treasury securities. The buybacks were to be concentrated on the long end of the yield curve. Because money managers have historically been underweighted in Treasuries, the announcement caused a "buyers' panic" in which institutional investors rushed to snap up the existing supply. As a result, the yield on 10-year Treasury notes fell from 6.80 percent in late January to 5.75 percent by the second week of April, indicating a significant rise in price.

    Notably, short-term Treasury securities did not participate in the rally. The extreme short end of the yield curve is often influenced more by Fed policy than by market fundamentals. Given that the Fed seemed likely to raise short-term interest rates, the yield on the two-year note increased from 6.39 percent in January to 6.92 percent in May.

    With a looming shortage of Treasury bonds pushing long-term yields lower, and fears of Fed rate hikes pushing short-term yields higher, an "inverted" or negative yield curve developed. In other words, yields on short-term securities became higher than those of their longer-term counterparts.

    These dynamics also affected the yield relationship between Treasury securities and mortgage-backed bonds. Although yields in the mortgage market remained fairly stable during the period, the yield differential or "spread" versus Treasuries increased after the government buyback plan was announced.

Q   WHAT WERE YOUR STRATEGIES FOR MANAGING
    THE PORTFOLIO DURING THIS PERIOD?

A   Before the reporting period began, the
portfolio had already increased its exposure to Treasury securities, particularly on the long end of the yield curve. In addition, we moved in January to limit our holdings in the mortgage market while modestly adding to positions in agency paper, including Fannie Mae, Freddie Mac, and the Federal Home Loan Bank. The portfolio maintained a neutral duration posture over the reporting period.

    As the reporting period ended, the portfolio had a slight overweight in mortgage-backed securities to take advantage of what we believed were attractive yields relative to Treasuries. Among our mortgage-backed holdings, we emphasized issues with lower-than-average coupons, thus exposing the portfolio to less prepayment risk if interest rates declined. Meanwhile, our agency holdings were concentrated within the intermediate portion of the yield curve.

Q   HOW DID THE PORTFOLIO'S STRATEGIES
    CONTRIBUTE TO PERFORMANCE?

A   Our approach to managing the portfolio
through volatile conditions in the government securities market contributed positively to the portfolio's performance relative to its peers. First, the portfolio benefited from its significant position in long-term Treasuries, as bond yields fell sharply and prices rose between mid-January and early April. Also, our decision to reduce the portfolio's exposure to mortgage-backed securities helped to minimize the negative impact of rising credit spreads, while helping the portfolio benefit from the Treasury sector's outperformance.

Q   WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO IN
    THE MONTHS AHEAD?

A   There is growing evidence that the U.S.
economy is decelerating from its torrid pace of late 1999 and early 2000. While we expect the expansion to continue, we believe that economic growth will moderate over the remainder of the year. Meanwhile, inflation should remain relatively benign. These conditions should foster a less volatile environment in the bond market, allowing prices to remain within a relatively narrow trading range. We believe that mortgage-backed securities are attractive at current levels, and we have positioned the portfolio accordingly.

                                       BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS
Government Portfolio
June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                       MARKET
(000)     DESCRIPTION                                   COUPON           MATURITY             VALUE
          UNITED STATES GOVERNMENT OBLIGATIONS  77.0%
$2,000    Federal Farm Credit Bank Medium Term Note
          (a)..........................................  6.520%          09/24/07          $ 1,919,780
   900    Federal Home Loan Banks......................  5.125           09/15/03              856,143
   124    Federal Home Loan Mortgage Corp. CMO Floater
          (a)..........................................  7.140           09/15/23              123,874
   943    Federal Home Loan Mortgage Corp. Gold 30 Year
          Pools........................................  7.000     05/01/24 to 07/01/24        915,691
 2,134    Federal Home Loan Mortgage Corp. Gold 30 Year
          Pools........................................  7.500    05/01/24 to 10/01/2024     2,105,524
   119    Federal Home Loan Mortgage Corp. Gold 30 Year
          Pools........................................  8.000     09/01/24 to 10/01/24        119,613
   900    Federal Home Loan Mortgage Corp. Pools.......  5.000           01/15/04              843,471
 2,919    Federal Home Loan Mortgage Corp. Pools.......  6.000     05/01/29 to 09/01/29      2,672,633
   900    Federal Home Loan Mortgage Corp. Pools.......  6.250           07/15/04              875,556
 2,405    Federal Home Loan Mortgage Corp. Pools.......  6.500     05/01/29 to 06/01/29      2,269,307
   162    Federal National Mortgage Association
          Pools........................................  5.500     07/01/24 to 02/01/29        144,291
 1,800    Federal National Mortgage Association
          Pools........................................  5.750     04/15/03 to 06/15/05      1,724,778
 3,871    Federal National Mortgage Association
          Pools........................................  6.000     05/15/08 to 12/01/28      3,632,142
 1,550    Federal National Mortgage Association
          Pools........................................  6.250     11/15/02 to 05/15/29      1,433,010
   246    Federal National Mortgage Association
          Pools........................................  7.500     05/01/24 to 10/01/24        243,130
   211    Federal National Mortgage Association
          Pools........................................  8.000     06/01/24 to 10/01/24        212,736
   372    Federal National Mortgage Association
          Pools........................................ 11.000           11/01/20              406,399
 6,705    Federal National Mortgage Association Pools
          15 Year Dwarf Pools..........................  6.500     06/01/09 to 09/01/29      6,352,006
 1,932    Federal National Mortgage Association Pools
          15 Year Dwarf Pools..........................  7.000     07/01/10 to 06/01/24      1,888,162
 3,196    Government National Mortgage Association
          Pools........................................  6.500     05/15/23 to 03/15/29      3,033,723
 7,081    Government National Mortgage Association
          Pools........................................  7.000     04/15/23 to 04/15/29      6,889,815
   850    Government National Mortgage Association
          Pools........................................  7.500     12/15/21 to 06/15/24        846,693
   200    Government National Mortgage Association
          Pools........................................  8.000     05/15/17 to 01/15/23        202,379
   170    Government National Mortgage Association
          Pools........................................  8.500     04/15/17 to 07/15/17        175,127
   407    Government National Mortgage Association
          Pools........................................  9.500     06/15/09 to 10/15/09        422,908
    21    Government National Mortgage Association
          Pools........................................ 11.000     09/15/10 to 08/15/20         23,418
                                                                                           -----------
          TOTAL UNITED STATES GOVERNMENT OBLIGATIONS....................................    40,332,309
                                                                                           -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Government Portfolio
June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                                       MARKET
(000)     DESCRIPTION                                   COUPON           MATURITY             VALUE
          UNITED STATES TREASURY OBLIGATIONS  16.3%
$4,000    United States Treasury Bonds (a).............  6.000%          02/15/26          $ 3,912,280
   200    United States Treasury Bonds (a).............  9.375           02/15/06              228,952
   700    United States Treasury Bonds (a)............. 10.375           11/15/12              860,615
   200    United States Treasury Bonds (a)............. 10.750           08/15/05              238,574
   700    United States Treasury Bonds (a)............. 12.000           08/15/13              945,007
 1,000    United States Treasury Notes (a).............  5.500           02/15/08              957,950
 1,200    United States Treasury Notes (a).............  6.250           02/15/03            1,196,688
   200    United States Treasury Notes (a).............  7.000           07/15/06              207,390
                                                                                           -----------
          TOTAL UNITED STATES TREASURY OBLIGATIONS......................................     8,547,456
                                                                                           -----------

TOTAL LONG-TERM INVESTMENTS  93.3%
  (Cost $49,736,741)....................................................................
                                                                                            48,879,765
                                                                                           -----------
REPURCHASE AGREEMENTS  6.3%
DLJ Mortgage Acceptance Corp. ($2,000,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 6/30/00, to be sold on 07/03/00 at
  $2,001,097)...........................................................................     2,000,000
State Street Bank & Trust Co. ($1,270,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 6/30/00, to be sold on 07/03/00 at
  $1,270,683)...........................................................................     1,270,000
                                                                                           -----------
TOTAL REPURCHASE AGREEMENTS
  (Cost $3,270,000).....................................................................     3,270,000
                                                                                           -----------

TOTAL INVESTMENTS  99.6%
  (Cost $53,006,741)....................................................................    52,149,765

OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%.............................................       213,629
                                                                                           -----------

NET ASSETS  100.0%......................................................................   $52,363,394
                                                                                           ===========

(a) Assets segregated as collateral for open futures transactions.

CMO-Collateralized Mortgage Obligations

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
Government Portfolio
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $53,006,741)........................  $52,149,765
Receivables:
  Interest..................................................      496,766
  Fund Shares Sold..........................................          320
Other.......................................................       44,169
                                                              -----------
    Total Assets............................................   52,691,020
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................      132,213
  Forward Commitments.......................................       23,541
  Variation Margin on Futures...............................        9,312
  Portfolio Shares Repurchased..............................        5,100
  Distributor and Affiliates................................        2,324
  Custodian Bank............................................          399
Trustees' Deferred Compensation and Retirement Plans........      137,300
Accrued Expenses............................................       17,437
                                                              -----------
    Total Liabilities.......................................      327,626
                                                              -----------
NET ASSETS..................................................  $52,363,394
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $61,208,524
Accumulated Undistributed Net Investment Income.............    1,536,201
Net Unrealized Depreciation.................................     (648,172)
Accumulated Net Realized Loss...............................   (9,733,159)
                                                              -----------
NET ASSETS..................................................  $52,363,394
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $52,363,394 and 6,067,931 shares
  of beneficial interest issued and outstanding)............  $      8.63
                                                              ===========

See Notes to Financial Statements

Statement of Operations
Government Portfolio
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 1,776,628
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      130,146
Trustees' Fees and Related Expenses.........................       29,259
Accounting..................................................       16,950
Shareholder Reports.........................................        8,034
Custody.....................................................        4,838
Legal.......................................................        4,568
Other.......................................................       16,728
                                                              -----------
    Total Expenses..........................................      210,523
    Investment Advisory Fee Reduction.......................       53,532
                                                              -----------
    Net Expenses............................................      156,991
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,619,637
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (230,786)
  Futures...................................................      (21,098)
                                                              -----------
Net Realized Loss...........................................     (251,884)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,507,647)
                                                              -----------
  End of the Period:
    Investments.............................................     (856,976)
    Futures.................................................      232,345
    Forward Commitments.....................................      (23,541)
                                                              -----------
                                                                 (648,172)
                                                              -----------
Net Unrealized Appreciation During the Period...............      859,475
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   607,591
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,227,228
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
Government Portfolio
For the Six Months Ended June 30, 2000, and the Year Ended December 31, 1999 (Unaudited)

                                                               SIX MONTHS
                                                                  ENDED           YEAR ENDED
                                                              JUNE 30, 2000    DECEMBER 31, 1999
                                                              ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $ 1,619,637       $  3,207,714
Net Realized Loss...........................................      (251,884)        (1,809,012)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       859,475         (3,350,440)
                                                               -----------       ------------
Change in Net Assets from Operations........................     2,227,228         (1,951,738)

Distributions from Net Investment Income....................    (3,304,902)        (2,745,022)
                                                               -----------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (1,077,674)        (4,696,760)
                                                               -----------       ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     4,175,808          9,298,965
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     3,304,902          2,745,022
Cost of Shares Repurchased..................................    (7,368,940)       (11,077,541)
                                                               -----------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       111,770            966,446
                                                               -----------       ------------
TOTAL DECREASE IN NET ASSETS................................      (965,904)        (3,730,314)
NET ASSETS:
Beginning of the Period.....................................    53,329,298         57,059,612
                                                               -----------       ------------
End of the Period (Including accumulated undistributed net
  investment income of $1,536,201 and $3,221,466,
  respectively).............................................   $52,363,394       $ 53,329,298
                                                               ===========       ============

See Notes to Financial Statements

Financial Highlights
Government Portfolio
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             SIX
                                                            MONTHS
                                                            ENDED          YEAR ENDED DECEMBER 31,
CLASS I SHARES                                             JUNE 30,   ---------------------------------
                                                             2000      1999     1998     1997     1996
                                                           --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................  $  8.82    $ 9.59   $ 8.92   $ 8.67   $ 9.06
                                                           -------    ------   ------   ------   ------
  Net Investment Income..................................      .28       .53      .52      .56      .57
  Net Realized and Unrealized Gain/Loss..................      .09      (.84)     .24      .23     (.39)
                                                           -------    ------   ------   ------   ------
Total from Investment Operations.........................      .37      (.31)     .76      .79      .18
Less Distributions from and in Excess of Net Investment
  Income.................................................      .56       .46      .09      .54      .57
                                                           -------    ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD.......................  $  8.63    $ 8.82   $ 9.59   $ 8.92   $ 8.67
                                                           =======    ======   ======   ======   ======

Total Return*............................................    4.31%**  -3.36%    8.59%    9.61%    2.12%
Net Assets at End of the Period (In millions)............  $  52.4    $ 53.3   $ 57.1   $ 52.6   $ 57.3
Ratio of Expenses to Average Net Assets*.................     .60%      .60%     .60%     .60%     .60%
Ratio of Net Investment Income to Average Net Assets*....    6.22%     5.92%    5.74%    6.51%    6.56%
Portfolio Turnover.......................................      70%**     92%     107%     119%     143%
 * If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..................     .81%      .74%     .73%     .74%     .80%
Ratio of Net Investment Income to Average Net Assets.....    6.43%     5.78%    5.61%    6.37%    6.36%

** Non-Annualized

                                               See Notes to Financial Statements

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--MONEY MARKET PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY MICHAEL BIRD, PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE AUGUST 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1993. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   Concerns that a continuing strong economy
might ignite inflation spurred generally higher interest rates during the reporting period. Rising employment costs, strong consumer spending, and spikes in commodities prices contributed to the Federal Reserve Board's decision to continue raising short-term interest rates by a total of one percentage point during this time.

    In this environment, the portfolio continued to provide shareholders with relative stability, daily liquidity at $1.00 per share, and a competitive level of current income. For the six-month period ended June 30, 2000, the portfolio produced a total return of 2.74 percent (Class I shares). As a result of recent market activity, current performance may vary from figures shown. As of June 30, the portfolio generated a seven-day average yield of 5.90 percent and a 30-day effective yield of 5.90 percent. The portfolio's price per share remained unchanged at $1.00 throughout the reporting period. Of course, past performance is no guarantee of future results.

Q   HOW DID YOU MANAGE THE PORTFOLIO IN
    LIGHT OF THESE CONDITIONS?

A   We continued to pursue a portfolio
allocation with at least half of the portfolio's assets invested in commercial paper, approximately one-third of the portfolio's assets invested in bank notes and CDs (certificates of deposit), and the remainder allocated between agency discount notes and repurchase agreements ("repos").

    At the beginning of the year, our defensive investment strategies included a heightened focus on extremely liquid investments and a short average maturity. This position served the portfolio well in light of increased Fed activity and rising interest rates. During this time, we renewed our focus on commercial paper, which tended to provide the greatest yield advantage among the portfolio's investments. Correspondingly, we decreased the portfolio's emphasis on bank notes because these securities provided less value. At the end of the reporting period, market conditions enabled us to shift more assets from repos to commercial paper, creating a slight overweighting in that sector.

    Within the commercial paper sector, we continued to select high-rated, short-term corporate securities with ratings of at least A-1/P-1 from Moody's and Standard & Poor's. These corporate securities provided income without assuming excessive risk. We also continued to favor commercial paper with an average maturity of 90 days or less. In the current interest-rate environment, we believe there is little benefit in extending the portfolio's risk by investing in longer-term paper, which provides only a minimally higher return than shorter-term paper.

Q   WHAT IS YOUR OUTLOOK FOR THE MARKET
    OVER THE COMING MONTHS?

A   With an eye on the Fed, we'll continue to
monitor key economic statistics for signs of an economic slowdown and clues about the Fed's interest-rate bias. If inflationary pressures continue, even at a moderate level, it's anticipated that the Fed will continue to increase rates toward the end of the year.

    If the Fed moves away from its tightening bias, we'll look for opportunities to extend the portfolio's maturity and explore higher-yielding securities. Because we don't see evidence of a shift yet, we will continue to maintain our focus on the allocation described earlier in this report and hold a short portfolio duration. At the same time, we'll look to add value to the portfolio through careful security selection as we continue to seek to achieve the portfolio's objectives.

An investment in the portfolio is not guaranteed or insured by the U.S. government, and there is no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share.

The portfolio is offered through a variable annuity contract.

                                       BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS
Money Market Portfolio
June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                 DISCOUNT
PAR                                                                              YIELD ON
AMOUNT                                                                MATURITY   DATE OF     AMORTIZED
(000)     DESCRIPTION                                                   DATE     PURCHASE      COST
          COMMERCIAL PAPER  58.3%
$1,000    Abbott Labs...............................................  07/06/00    6.750%    $   999,076
 1,000    American Express Credit Corp..............................  07/05/00    6.850         999,250
 1,000    American General Finance Corp.............................  08/28/00    6.817         989,286
 1,000    Associates Corp. of North America.........................  08/30/00    6.819         988,917
 1,000    Bank of Nova Scotia.......................................  08/25/00    6.709         989,993
 1,000    Chevron USA, Inc..........................................  07/07/00    6.609         998,915
 1,000    CIT Group Holdings, Inc...................................  07/20/00    6.624         996,564
 1,000    Citicorp..................................................  07/27/00    6.653         995,284
 1,000    Coca-Cola Co..............................................  07/10/00    6.582         998,380
 1,000    DaimlerChrysler Corp......................................  08/01/00    6.690         994,351
 1,000    Ford Motor Credit Co......................................  07/13/00    6.657         997,817
 1,000    General Electric Corp.....................................  07/14/00    6.627         997,645
 1,000    General Motors Acceptance Corp............................  09/11/00    6.762         986,840
 1,000    IBM Credit Corp...........................................  07/05/00    6.576         999,280
 1,000    Merrill Lynch & Co. Inc...................................  07/24/00    6.711         995,790
 1,000    Norwest Financial, Inc....................................  08/18/00    6.690         991,280
 1,000    Prudential Funding Corp...................................  07/12/00    6.635         998,005
   500    Societe General North America Inc.........................  11/09/00    6.369         488,829
                                                                                            -----------
          Total Commercial Paper.........................................................    17,405,502
                                                                                            -----------

          CERTIFICATES OF DEPOSIT  18.4%
 1,000    Bank of America...........................................  10/16/00    6.974       1,000,000
 1,000    Branch Banking & Trust Company............................  07/12/00    6.633       1,000,000
 1,000    Canadian Imperial Bank....................................  08/08/00    6.728         999,965
   500    Commerzbank, AG...........................................  05/25/01    7.391         499,700
 1,000    Harris Trust & Savings Bank...............................  08/21/00    6.673         999,997
 1,000    UBS AG....................................................  07/17/00    5.660         999,977
                                                                                            -----------
          Total Certificates of Deposit..................................................     5,499,639
                                                                                            -----------

          U.S. GOVERNMENT AGENCY OBLIGATIONS  7.5%
   750    Federal Home Loan Mortgage Discount Note..................  08/31/00    6.608         741,809
   702    Federal National Mortgage Association Discount Note.......  07/06/00    6.120         701,412
   800    Federal National Mortgage Association Discount Note.......  07/07/00    5.308         799,303
                                                                                            -----------
          Total U.S. Government Agency Obligations.......................................     2,242,524
                                                                                            -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Money Market Portfolio
June 30, 2000 (Unaudited)

                                                                                                 AMORTIZED
DESCRIPTION                                                                                        COST
REPURCHASE AGREEMENTS  16.0%
Bank of America Securities ($1,600,000 par collateralized by U.S. Government obligations in a
  pooled cash account, dated 06/30/00, to be sold on 07/03/00 at $1,600,913).................   $ 1,600,000
DLJ Mortgage Acceptance Corp. ($1,600,000 par collateralized by U.S. Government obligations
  in a pooled cash account, dated 06/30/00, to be sold on 07/03/00 at $1,600,877)............     1,600,000
Warburg Dillon Reed ($1,586,000 par collateralized by U.S. Government obligations in a pooled
  cash account, dated 06/30/00, to be sold on 07/03/00 at $1,586,867)........................     1,586,000
                                                                                                -----------
Total Repurchase Agreements..................................................................     4,786,000
                                                                                                -----------

TOTAL INVESTMENTS  100.2%....................................................................    29,933,665
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)................................................       (63,024)
                                                                                                -----------

NET ASSETS  100.0%...........................................................................   $29,870,641
                                                                                                ===========

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
Money Market Portfolio
June 30, 2000 (Unaudited)

ASSETS:
Investments, at amortized cost which approximates market,
  including repurchase agreements of $4,786,000.............  $29,933,665
Cash........................................................        2,518
Receivables:
  Interest..................................................       83,978
  Portfolio Shares Sold.....................................       58,782
Other.......................................................       48,068
                                                              -----------
    Total Assets............................................   30,127,011
                                                              -----------
LIABILITIES:
Payables:
  Portfolio Shares Purchased................................      124,620
  Distributor and Affiliates................................        2,865
Trustees' Deferred Compensation and Retirement Plans........      127,627
Accrued Expenses............................................        1,258
                                                              -----------
    Total Liabilities.......................................      256,370
                                                              -----------
NET ASSETS..................................................  $29,870,641
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $29,870,666
Accumulated Distributions in Excess of Net Investment
  Income....................................................          (25)
                                                              -----------
NET ASSETS (Equivalent to $1.00 per share for 29,870,666
  shares outstanding).......................................  $29,870,641
                                                              ===========

See Notes to Financial Statements

Statement of Operations
Money Market Portfolio
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $905,535
                                                              --------
EXPENSES:
Investment Advisory Fee.....................................    74,773
Trustees' Fees and Related Expenses.........................    22,024
Shareholder Services........................................     9,940
Accounting..................................................     7,565
Shareholder Reports.........................................     6,537
Audit.......................................................     5,903
Custody.....................................................     5,040
Legal.......................................................     2,811
Other.......................................................     1,065
                                                              --------
    Total Expenses..........................................   135,658
    Investment Advisory Fee Reduction.......................    45,643
                                                              --------
    Net Expenses............................................    90,015
                                                              --------
NET INVESTMENT INCOME.......................................  $815,520
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $815,520
                                                              ========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
Money Market Portfolio
For the Six Months Ended June 30, 2000, and the Year Ended December 31, 1999 (Unaudited)

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2000      DECEMBER 31, 1999
                                                                -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................      $    815,520        $  1,331,865
                                                                  ------------        ------------
Distributions from Net Investment Income....................          (815,520)         (1,331,826)
Distributions in Excess of Net Investment Income............               (25)                -0-
                                                                  ------------        ------------
Distributions from and in Excess of Net Investment Income...          (815,545)         (1,331,826)
                                                                  ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........               (25)                 39
                                                                  ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        20,068,370          36,672,632
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................           815,545           1,341,788
Cost of Shares Repurchased..................................       (24,307,496)        (31,429,889)
                                                                  ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        (3,423,581)          6,584,531
                                                                  ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................        (3,423,606)          6,584,570
NET ASSETS:
Beginning of the Period.....................................        33,294,247          26,709,677
                                                                  ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $(25) and $0, respectively)..........      $ 29,870,641        $ 33,294,247
                                                                  ============        ============

See Notes to Financial Statements

Financial Highlights
Money Market Portfolio
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          SIX MONTHS
                                                            ENDED           YEAR ENDED DECEMBER 31,
CLASS I SHARES                                             JUNE 30,     --------------------------------
                                                             2000       1999     1998     1997     1996
                                                          ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................    $1.00       $1.00    $1.00    $1.00    $1.00
                                                            -----       -----    -----    -----    -----
Net Investment Income...................................     0.03        0.05     0.05     0.05     0.05
Less Distributions from Net Investment Income...........     0.03        0.05     0.05     0.05     0.05
                                                            -----       -----    -----    -----    -----
NET ASSET VALUE, END OF THE PERIOD......................    $1.00       $1.00    $1.00    $1.00    $1.00
                                                            =====       =====    =====    =====    =====

Total Return*...........................................    2.74%**     4.63%    5.02%    5.06%    4.89%
Net Assets at End of the Period (In millions)...........    $29.9       $33.3    $26.7    $19.7    $19.6
Ratio of Expenses to Average Net Assets* (a)............     .60%        .62%     .60%     .60%     .60%
Ratio of Net Investment Income to Average Net Assets*...    5.44%       4.56%    4.88%    4.95%    4.78%
 * If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (a).............     .90%        .93%     .99%     .98%    1.29%
Ratio of Net Investment Income to Average Net Assets....    5.13%       4.25%    4.49%    4.57%    4.10%

(a) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the year ended December 31, 1999.

** Non-Annualized

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of eleven Portfolios: Asset Allocation Portfolio ("Asset Allocation"), Comstock Portfolio(1) ("Comstock"), Domestic Income Portfolio ("Domestic Income"), Emerging Growth Portfolio(1) ("Emerging Growth"), Enterprise Portfolio(1) ("Enterprise"), Global Equity Portfolio ("Global Equity"), Government Portfolio ("Government"), Growth and Income Portfolio(1) ("Growth and Income"), Money Market Portfolio ("Money Market"), Morgan Stanley Real Estate Securities Portfolio(1) ("Real Estate") and Strategic Stock Portfolio(1) ("Strategic Stock") (collectively the "Portfolios"). Each Portfolio is accounted for as a separate entity.

    On April 26, 2000, each of the Portfolios commenced offering of Class II Shares. (As no Class II Shares were sold from any of the portfolios as of June 30, 2000, all financial information presented applies to Class I Shares only.)

    The goals of the Portfolios are as follows: Asset Allocation seeks a high total investment return consistent with prudent investment risk; Domestic Income seeks current income as its primary objective and capital appreciation as a secondary objective; Global Equity seeks long-term growth of capital through an internationally diversified portfolio of equity securities of companies of any nation, including the United States; Government seeks high current return consistent with preservation of capital; and Money Market seeks protection of capital and high current income by investing in money market instruments.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. For Money Market, all investments are valued at amortized cost, which approximates market value.

    Domestic Income's investments include lower rated and unrated debt securities which may be more susceptible to a decline in value due to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 8% of Domestic Income's net assets at June 30, 2000.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolios acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolios may invest independently in repurchase

(1) These Portfolios are included under a separate cover.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolios will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolios.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Bond premium is not amortized and original issue discount is accreted over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS Global Equity has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Portfolio's organization in the amount of $6,828. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000. The Adviser has agreed that in the event any of the initial shares of the Portfolio originally purchased by Van Kampen are redeemed during the amortization period, the Portfolio will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Each Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The following table presents the capital loss carryforward at December 31, 1999 along with its expiration dates. The table also presents the identified cost of investments at June 30, 2000 for federal income tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation on investments.

                                                                ASSET        DOMESTIC        GLOBAL
                                                             ALLOCATION       INCOME         EQUITY
Realized capital loss carryforward.........................           --    $   987,353            --
Expiration dates of capital loss carryforward..............           --      2002-2007            --
Amount expiring on 12/31/00................................           --             --            --
Identified cost............................................  $43,618,979    $17,054,667    $3,056,612
Gross unrealized appreciation..............................    7,371,143        148,719     1,110,304
Gross unrealized depreciation..............................    1,895,312        643,486       190,797
Net unrealized appreciation/depreciation...................    5,475,831       (494,767)      919,507

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

                                                                                MONEY
                                                              GOVERNMENT       MARKET
Realized capital loss carryforward..........................  $ 8,939,169    $     1,765
Expiration dates of capital loss carryforward...............    2000-2007      2003-2007
Amount expiring on 12/31/00.................................  $   117,213             --
Identified cost.............................................  $53,006,741    $29,933,665
Gross unrealized appreciation...............................      209,348             --
Gross unrealized depreciation...............................    1,066,324             --
Net unrealized appreciation/depreciation....................     (856,976)            --

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

F. DISTRIBUTION OF INCOME AND GAINS Money Market declares dividends from net investment income and net realized gain/loss on each business day. Asset Allocation, Domestic Income, Global Equity and Government declare dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

G. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly based upon the average daily net assets as follows:

Asset Allocation, Domestic Income, Enterprise, Government
and Money Market (based upon their combined net assets)
    First $500 million......................................     .50%
    Next $500 million.......................................     .45%
    Over $1 billion.........................................     .40%
    (The resulting fee is prorated to each of these
    Portfolios based upon their respective average daily net
    assets.)
Global Equity
    First $500 million......................................    1.00%
    Next $500 million.......................................     .95%
    Over $1 billion.........................................     .90%

    In relation to Global Equity, the Adviser has entered into a subadvisory agreement, dated April 1, 1997 with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. For these services, the Adviser pays 50% of its advisory fees to the Subadviser.

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of Asset Allocation, Domestic Income, Government or Money Market, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolios for all expenses as a percent of average daily net assets in excess of the following:

Asset Allocation, Domestic Income, Government and Money
Market......................................................     .60%
Global Equity...............................................    1.20%

    Other transactions with affiliates during the six months ended June 30, 2000 were approximately as follows:

                                                                  ASSET       DOMESTIC    GLOBAL
                                                                ALLOCATION     INCOME     EQUITY
Accounting..................................................     $ 2,900      $ 2,500     $ 1,300
Shareholder servicing agent's fees..........................       7,500       10,500       7,300
Legal (Skadden Arps)........................................       1,800        2,500         300

                                                                               MONEY
                                                                GOVERNMENT    MARKET
Accounting..................................................     $ 7,700      $ 5,000
Shareholder servicing agent's fees..........................       7,500        9,000
Legal (Skadden Arps)........................................       4,600        2,800

    Accounting services are provided by Van Kampen at cost. Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolios. Transfer agency fees are determined through negotiations with the Portfolios' Board of Trustees and are based on competitive benchmarks. Legal services are provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolios, of which a trustee of the Portfolios is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolios do not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolios provide deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Portfolios. The maximum annual benefit per trustee under the plan is $2,500 per portfolio.

    At June 30, 2000, Van Kampen owned 95,241 shares of Global Equity.

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2000, share transactions were as follows:

                                                                ASSET        DOMESTIC       GLOBAL
                                                             ALLOCATION       INCOME        EQUITY
Beginning Shares...........................................    4,399,081      2,030,866      256,613
Sales......................................................       99,887        232,094       64,526
Dividend Reinvestment......................................      543,256        176,440          356
Repurchases................................................     (516,794)      (216,363)     (72,377)
                                                             -----------    -----------   ----------
Ending Shares..............................................    4,525,430      2,223,037      249,118
                                                             ===========    ===========   ==========
Capital at 06/30/00........................................  $43,560,339    $18,174,554   $2,469,225
                                                             ===========    ===========   ==========

                                                                                MONEY
                                                              GOVERNMENT       MARKET
Beginning Shares............................................    6,047,586     33,294,247
Sales.......................................................      493,661     20,068,370
Dividend Reinvestment.......................................      390,189        815,545
Repurchases.................................................     (863,505)   (24,307,496)
                                                              -----------    -----------
Ending Shares...............................................    6,067,931     29,870,666
                                                              ===========    ===========
Capital at 06/30/00.........................................  $61,208,524    $29,870,666
                                                              ===========    ===========

    At June 30, 2000, with the exception of Van Kampen's ownership of shares of certain portfolios, five insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of each Portfolio.

    For the year ended December 31, 1999, share transactions were as follows:

                                                                ASSET        DOMESTIC        GLOBAL
                                                             ALLOCATION       INCOME         EQUITY
Beginning Shares...........................................    4,591,957      2,048,609       253,694
Sales......................................................      200,932        700,539        53,999
Dividend Reinvestment......................................      680,053        155,098         2,147
Repurchases................................................   (1,073,861)      (873,380)      (53,227)
                                                             -----------    -----------    ----------
Ending Shares..............................................    4,399,081      2,030,866       256,613
                                                             ===========    ===========    ==========
Capital at 12/31/99........................................  $42,297,099    $16,763,020    $2,597,427
                                                             ===========    ===========    ==========

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

                                                                                MONEY
                                                              GOVERNMENT        MARKET
Beginning Shares............................................    5,947,274      26,709,716
Sales.......................................................    1,022,161      36,672,632
Dividend Reinvestment.......................................      305,002       1,341,788
Repurchases.................................................   (1,226,851)    (31,429,889)
                                                              -----------    ------------
Ending Shares...............................................    6,047,586      33,294,247
                                                              ===========    ============
Capital at 12/31/99.........................................  $61,096,754    $ 33,294,247
                                                              ===========    ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of long-term investments, including principal paydowns and excluding forward commitment transactions and short-term investments, were:

                                                   ASSET       DOMESTIC      GLOBAL
                                                 ALLOCATION     INCOME       EQUITY     GOVERNMENT
Purchases......................................  $2,786,308   $8,541,726   $1,964,436   $38,749,275
Sales..........................................   3,693,159    8,111,325    2,112,681    32,196,931

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolios have a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its portfolio, manage the Portfolio's effective yield, foreign currency exposure, maturity and duration or to generate potential gain. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

    Summarized below are the specific types of derivative financial instruments used by the Portfolios.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fixed income Portfolios generally invest in futures on U.S. Treasury Bonds and Notes. The equity Portfolios generally invest in S&P 500 Index Futures. Upon entering into futures contracts, the Portfolios maintain, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2000, were as follows:

                                                                NUMBER OF
                         GOVERNMENT                             CONTRACTS
Outstanding at December 31, 1999............................        81
Futures Opened..............................................       362
Futures Closed..............................................      (368)
                                                                  ----
Outstanding at June 30, 2000................................        75
                                                                  ====

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    The futures contracts outstanding at June 30, 2000, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              NUMBER OF    APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
GOVERNMENT
  LONG CONTRACTS
  30-year U.S. Treasury Bonds--September 2000
    (Current notional value of $94,750 per contract)........     61           236,824
  5-year U.S. Treasury Notes--September 2000
    (Current notional value of $97,219 per contract)........      8             8,413
  SHORT CONTRACTS
  10-year U.S. Treasury Notes--September 2000
    (Current notional value of $96,109 per contract)........      6           (12,892)
                                                                 --          --------
                                                                 75           232,345
                                                                 ==          ========

B. FORWARD COMMITMENTS Domestic Income, Global Equity, and Government may trade certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward bond purchase commitment, the commitment is recorded as a long-term purchase. For forward bond purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. During the term of the commitment, the Portfolio may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Portfolio may occasionally close such forward commitments prior to delivery. Risks may arise as a result of the potential liability of the counterparties to meet the terms of their contracts.

    The forward bond commitments outstanding as of June 30, 2000 for which settlement is not intended, and the description and unrealized appreciation/depreciation are as follows:

PAR                                                                                   UNREALIZED
AMOUNT                                                                   CURRENT     APPRECIATION/
(000)     DESCRIPTION                                                     VALUE      DEPRECIATION
          GOVERNMENT
          SHORT CONTRACTS
$3,000    FNMA 30 Yr July Forward, 6.500%, TBA........................  $2,827,500     $(11,250)
   900    FNMA 30 Yr July Forward, 7.000%, TBA........................     868,500       (4,781)
 4,000    GNMA 30 Yr July Forward, 7.000%, TBA........................   3,888,760       (7,510)
                                                                                       --------
                                                                                       $(23,541)
                                                                                       ========

    There were no forward currency contracts outstanding at June 30, 2000.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

6. BORROWINGS

In accordance with its investment policies, the Portfolios may borrow from banks for temporary purposes and are subject to certain other customary restrictions. Effective November 30, 1999, the Portfolios, in conjunction with certain other funds of Van Kampen, entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Portfolios did not borrow against the credit facility during the period.

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISOR
(GLOBAL EQUITY PORTFOLIO)

MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1585 Broadway
New York, NY 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Portfolios perform an annual audit of the Portfolios' financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Portfolios' independent auditors. PricewaterhouseCoopers LLP ceased being the Portfolios' independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Portfolios and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Portfolios' investment adviser.

* "Interested persons" of the Portfolios, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Portfolios which contains additional information on how to purchase shares, the sales charges on shares of the Portfolios, and other pertinent data. After December 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                                   Table of Contents

                                            OVERVIEW
                             LETTER TO POLICYHOLDERS       1
                                   ECONOMIC SNAPSHOT       2

                                  COMSTOCK PORTFOLIO
                                   RETURN HIGHLIGHTS       4
                    Q&A WITH YOUR PORTFOLIO MANAGERS       5
                        YOUR PORTFOLIO'S INVESTMENTS       7
                                FINANCIAL STATEMENTS       9

                           EMERGING GROWTH PORTFOLIO
                                   RETURN HIGHLIGHTS      13
                    Q&A WITH YOUR PORTFOLIO MANAGERS      14
                        YOUR PORTFOLIO'S INVESTMENTS      16
                                FINANCIAL STATEMENTS      19

                                ENTERPRISE PORTFOLIO
                                   RETURN HIGHLIGHTS      23
                    Q&A WITH YOUR PORTFOLIO MANAGERS      24
                        YOUR PORTFOLIO'S INVESTMENTS      26
                                FINANCIAL STATEMENTS      29

                                          GROWTH AND
                                    INCOME PORTFOLIO
                                   RETURN HIGHLIGHTS      33
                    Q&A WITH YOUR PORTFOLIO MANAGERS      34
                        YOUR PORTFOLIO'S INVESTMENTS      36
                                FINANCIAL STATEMENTS      38

     MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO
                                   RETURN HIGHLIGHTS      42
                    Q&A WITH YOUR PORTFOLIO MANAGERS      43
                        YOUR PORTFOLIO'S INVESTMENTS      45
                                FINANCIAL STATEMENTS      47

                           STRATEGIC STOCK PORTFOLIO
                                   RETURN HIGHLIGHTS      51
                    Q&A WITH YOUR PORTFOLIO MANAGERS      52
                        YOUR PORTFOLIO'S INVESTMENTS      54
                                FINANCIAL STATEMENTS      56

                       NOTES TO FINANCIAL STATEMENTS      60
                      THE VAN KAMPEN FAMILY OF FUNDS      67
          PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES      68

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
July 20, 2000

Dear Policyholder,
Whether you have held your portfolio for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your portfolio is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's
                 "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998--June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998--June 30, 2000)
[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                     PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
COMSTOCK PORTFOLIO
CLASS I SHARES

(as of June 30, 2000)

---------------------------------------------------------------------------
Six-month total return based on NAV(1)                            1.87%
---------------------------------------------------------------------------
One-year total return based on NAV(1)                            -4.44%
---------------------------------------------------------------------------
Life-of-Portfolio cumulative total return based on NAV(1)        -3.24%
---------------------------------------------------------------------------
Commencement date                                              04/30/99
---------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable annuity contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--COMSTOCK PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY B. ROBERT BAKER, JR., SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE ITS INCEPTION IN 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE IS JOINED BY PORTFOLIO MANAGERS KEVIN HOLT AND JASON LEDER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   Overall, it was an extremely volatile period
for the markets, which generally continued to favor growth stocks over value. (There can be no assurance that growth stocks will continue to be favored over value stocks in the future.)

    The Standard & Poor's 500 Index started the reporting period strong, though it encountered some turbulence when the strength of the economy caused investors to worry about further interest-rate increases by the Federal Reserve Board. In late February and mid-March, the S&P 500 rocketed upward, along with the technology-heavy NASDAQ index and the rest of the market. Both the S&P 500 and the NASDAQ fell sharply beginning in late March, however, due to concerns about technology stocks' high valuations and the effects of continued interest-rate increases on U.S. corporate earnings.

    When technology stocks began to falter, some investors looked to traditional value sectors for relatively strong performance potential with less volatility than growth sectors. However, this short-lived rally was not enough for value stocks to outperform growth stocks.

    The portfolio, whose value-style strategy was out of favor with investors, achieved a total return of 1.87 percent for the six-month period ended June 30, 2000 (Class I shares). As a result of recent market activity, current performance may vary from the figures drawn. By comparison, the S&P 500 Index lost 0.43 percent, and the Standard & Poor's Barra Value Index lost 4.07 percent for the same period. Of course, past performance is no guarantee of future results. The S&P 500 Index is an unmanaged, broad-based index that measures the performance of 500 stocks from 83 industrial groups and reflects the general performance of the stock market. The S&P Barra Value Index is an unmanaged, broad-based index that reflects the general performance of value stocks. Generally, the companies in the value index exhibit characteristics such as low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. These indexes are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHAT WAS YOUR STRATEGY FOR MANAGING
    THE PORTFOLIO IN THIS ENVIRONMENT?

A   Our job is to evaluate companies, and this
remains true regardless of market conditions. As value investors, we look for solid companies that may be temporarily undervalued in the marketplace, meaning they may have sound business fundamentals, but their stock prices are lower than what we believe they should be.

    We then do our homework to determine whether, in our opinion, the company's stock has the potential to reach a price we think is more in line with the company's true worth.

Q   WHAT STOCKS PERFORMED WELL DURING THE
    REPORTING PERIOD?

A   During the reporting period, we found
bargains in the electric utilities sector. Reliant Energy and Illinova, which was acquired by Dynegy in February and was sold from the portfolio in March, helped the portfolio's overall performance, as did the portfolio's overweighting in utilities relative to its benchmark, the S&P Barra Value Index. Over the six-month period, we didn't significantly change the portfolio's weighting in utilities.

    Health-care stocks, particularly health maintenance organizations (HMOs) and hospital stocks, also contributed positively to the portfolio's performance. UnitedHealth Group, an HMO, and Tenet Healthcare, a leading U.S. hospital chain, posted solid gains during the reporting period. Two pharmaceutical stocks, American Home Products and Aventis, also performed well.

    We began to increase our exposure to cyclical stocks because their prices fell as the Fed increased interest rates several times throughout the reporting period. Investors' fears of an economic slowdown caused these stocks' prices to drop, and we believed this period of falling prices presented a buying opportunity, enabling us to position the portfolio to capitalize on their potential return to favor.

    Philip Morris was our largest holding and the top contributor to the portfolio's performance. During the first six months of 2000, the company's business fundamentals improved and investors seemed to realize that perhaps the out-of-favor company would not collapse under the weight of its litigation issues after all--and the stock price lifted as a result.

    Despite the correction in the technology sector, a few of the portfolio's technology stocks were strong performers. Checkpoint Systems, which develops secure computer networking environments for businesses, had a large run-up in price in the beginning of 2000, and we sold it to lock in its price appreciation. Some other notable technology names included SunGard Data Systems, a provider of systems and support for the financial industry; Cognex, a manufacturer of hardware and software with vision capabilities; and American Power Conversion, a manufacturer of power-surge protection devices.

    Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform well or will be held by the portfolio in the future.

Q   WHICH STOCKS WERE DISAPPOINTMENTS?

A   Cyclical stocks, as a group, were the biggest
drag on performance. Although we believe that the depressed prices presented buying opportunities, it didn't change the fact that those prices led to poor short-term performance. Paper stocks such as International Paper, Weyerhaeuser, and Boise Cascade were all down year to date. The portfolio's holdings in Caterpillar and its small exposure to the steel industry in USX-U.S. Steel Group also hurt its return. These companies' stocks have tended to fall when investors perceive a slowdown in the economy, a condition that occurred as the Fed increased interest rates during the reporting period. As interest rates rose, the costs of mortgages and automobile loans also increased, which slowed the demand for houses and cars. Consequently, manufacturers' earnings slowed, and their stock prices fell.

Q   WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO IN
    THE COMING MONTHS?

A   Because our focus is on individual
companies, we are more concerned about each company's business model, competitors, revenue, earnings, and other fundamentals than we are about macroeconomic trends. Therefore, we will continue to seek undervalued stocks on a company-first basis.

                                       BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS
Comstock Portfolio
June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                        MARKET
DESCRIPTION                  SHARES     VALUE
COMMON STOCKS  79.7%
CONSUMER DISTRIBUTION  7.1%
Albertson's, Inc. .........  3,835    $  127,514
Federated Department
  Stores, Inc. (a).........  1,395        47,081
Kroger Co. (a).............  2,745        60,562
Lowe's Cos., Inc. .........    310        12,729
May Department Stores
  Co. .....................    315         7,560
Target Corp. ..............    250        14,500
                                      ----------
                                         269,946
                                      ----------
CONSUMER DURABLES  0.6%
Ford Motor Co. ............    250        10,750
Ingersoll-Rand Co. ........    300        12,309
Visteon Corp. .............     33           397
                                      ----------
                                          23,456
                                      ----------
CONSUMER NON-DURABLES  10.0%
ConAgra, Inc. .............  1,735        33,074
Nabisco Holdings Corp.,
  Class A..................    300        15,750
Nike, Inc., Class B........    320        12,740
Philip Morris Cos.,
  Inc. ....................  5,940       157,781
Procter & Gamble Co. ......    285        16,316
Sara Lee Corp. ............  5,110        98,687
Weyerhaeuser Co. ..........  1,100        47,300
                                      ----------
                                         381,648
                                      ----------
CONSUMER SERVICES  0.7%
Computer Associates
  International, Inc. .....    500        25,594
                                      ----------
ENERGY  11.1%
American Electric Power
  Co., Inc. ...............    372        11,021
BP Amoco PLC--ADR (United
  Kingdom).................    880        49,775
Chevron Corp. .............    790        67,002
Conoco, Inc., Class A......  3,700        81,400
Conoco, Inc., Class B......    820        20,141
Diamond Offshore Drilling,
  Inc. ....................    540        18,967
Halliburton Co. ...........    890        41,997
ScottishPower PLC--ADR
  (United Kingdom).........    664        22,202
Texaco, Inc. ..............  1,700        90,525
Unocal Corp. ..............    290         9,606
USX--Marathon Group........    360         9,023
                                      ----------
                                         421,659
                                      ----------

                                        MARKET
DESCRIPTION                  SHARES     VALUE
FINANCE  14.3%
Allstate Corp. ............  4,100    $   91,225
AMBAC Financial Group,
  Inc. ....................  1,420        77,834
Bank of America Corp. .....    550        23,650
Bear Stearns Cos., Inc. ...    590        24,559
CIGNA Corp. ...............     90         8,415
Chase Manhattan Corp. .....    255        11,746
Chubb Corp. ...............    550        33,825
Everest Reinsurance Group,
  Ltd. ....................    160         5,260
Fannie Mae.................    100         5,219
Federal Home Loan Mortgage
  Corp. ...................    440        17,820
FleetBoston Financial
  Corp. ...................    618        21,012
LandAmerica Financial
  Group, Inc. .............    220         5,046
Liberty Financial Cos.,
  Inc. ....................     70         1,536
Nationwide Financial
  Services, Inc., Class
  A .......................    100         3,287
Providian Financial
  Corp. ...................  1,080        97,200
Torchmark, Inc. ...........    510        12,591
U.S. Bancorp...............  2,350        45,237
Washington Mutual, Inc. ...  1,180        34,072
Wells Fargo Co. ...........    610        23,637
                                      ----------
                                         534,171
                                      ----------
HEALTHCARE  5.9%
American Home Products
  Corp. ...................    390        22,912
Baxter International,
  Inc. ....................    705        49,570
HCA-The Healthcare
  Corp. ...................  1,650        50,119
Tenet Healthcare Corp.
  (a)......................  3,335        90,045
UnitedHealth Group,
  Inc. ....................    110         9,433
                                      ----------
                                         222,079
                                      ----------
PRODUCER MANUFACTURING 2.8%
Aventis SA--ADR (France)...    575        41,724
Caterpillar, Inc. .........    400        13,550
Rohm & Haas Co. ...........    300        10,535
Waste Management, Inc. ....  2,130        40,470
                                      ----------
                                         106,279
                                      ----------
RAW MATERIALS/PROCESSING
  INDUSTRIES  5.6%
Barrick Gold Corp. ........    530         9,639
Boise Cascade Corp. .......    490        12,679
Freeport-McMoRan Copper &
  Gold, Inc., Class B
  (a)......................  1,055         9,759
Homestake Mining Co. ......  1,060         7,288
International Paper Co. ...  3,679       109,680
Kimberly-Clark Corp. ......    610        34,999

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Comstock Portfolio
June 30, 2000 (Unaudited)

                                        MARKET
DESCRIPTION                  SHARES     VALUE
RAW MATERIALS/PROCESSING
  INDUSTRIES (CONTINUED)
Placer Dome, Inc. .........    770    $    7,363
USX-U.S. Steel Group.......  1,190        22,089
                                      ----------
                                         213,496
                                      ----------
TECHNOLOGY  4.1%
American Power Conversion
  Corp. (a)................    490        19,998
BMC Software, Inc. (a).....    400        14,594
Cognex Corp. (a)...........    400        20,700
Electronics for Imaging,
  Inc. (a).................    700        17,719
Hewlett-Packard Co. .......    100        12,487
Microsoft Corp. (a)........    200        16,000
SunGard Data Systems, Inc.
  (a)......................  1,760        54,560
                                      ----------
                                         156,058
                                      ----------
UTILITIES  17.5%
Constellation
  Energy Group.............    730        23,771
CP&L Energy, Inc. .........    380        12,136
DTE Energy Co. ............    670        20,477
Duke Energy Corp. .........    850        47,919
Edison International.......    760        15,580
Entergy Corp. .............    280         7,613
FirstEnergy Corp. .........    340         7,948
GPU, Inc. .................    360         9,742
IDACORP, Inc. .............    650        20,962
New Century Energies,
  Inc. ....................    870        26,100
NSTAR......................    566        23,029
OGE Energy Corp. ..........    920        17,020
PG&E Corp..................    710        17,484
Pinnacle West Capital
  Corp. ...................    250         8,469
Public Service Co. of New
  Mexico...................    520         8,027
Public Service Enterprise
  Group....................    400        13,850
Reliant Energy, Inc. ......  2,800        82,775
SBC Communications,
  Inc. ....................  1,100        47,575
Southern Co. ..............  2,700        62,944
TXU Corp. .................  2,190        64,605
Unicom Corp. ..............    880        34,045
Verizon Communications
  (Formerly Bell Atlantic
  Corp.)...................  1,880        95,527
                                      ----------
                                         667,643
                                      ----------

TOTAL LONG-TERM INVESTMENTS  79.7%
(Cost $3,121,643)..................    3,030,984
                                      ----------

                                        MARKET
DESCRIPTION                             VALUE
SHORT-TERM INVESTMENTS  31.1%
REPURCHASE AGREEMENTS  20.8%
Bank of America Securities
  ($198,000 par collateralized by
  U.S. Government obligations in a
  pooled cash account, dated
  06/30/00, to be sold on 07/03/00
  at $198,113).....................   $  198,000
DLJ Mortgage Acceptance Corp.
($197,000 par collateralized by
U.S. Government obligations in a
pooled cash account, dated
06/30/00, to be sold on 07/03/00 at
$197,108)..........................      197,000
State Street Bank & Trust Co.
  ($197,000 par collateralized by
  U.S. Government obligations in a
  pooled cash account, dated
  06/30/00, to be sold on 07/03/00
  at $197,106).....................      197,000
Warburg Dillon Read ($198,000 par
  collateralized by U.S. Government
  obligations in a pooled cash
  account, dated 06/30/00, to be
  sold on 07/03/00 at $198,108)....      198,000
                                      ----------

TOTAL REPURCHASE AGREEMENTS........      790,000
                                      ----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS  10.3%
United States Treasury Bills
  ($200,000 par, yielding 5.62%,
  09/28/00 maturity)...............      197,221
United States Treasury Bills
  ($200,000 par, yielding 5.78%,
  09/14/00 maturity)...............      197,592
                                      ----------

TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS......................      394,813
                                      ----------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,184,813)................    1,184,813
                                      ----------

TOTAL INVESTMENTS  110.8%
  (Cost $4,306,456)................    4,215,797
LIABILITIES IN EXCESS OF OTHER
  ASSETS  (10.8%)..................     (411,298)
                                      ----------

NET ASSETS  100.0%.................   $3,804,499
                                      ==========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
Comstock Portfolio
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $4,306,456).........................  $4,215,797
Cash........................................................       2,427
Receivables:
  Investments Sold..........................................      46,292
  Dividends.................................................       5,919
  Portfolio Shares Sold.....................................         530
  Interest..................................................         145
Other.......................................................          29
                                                              ----------
    Total Assets............................................   4,271,139
                                                              ----------
LIABILITIES:
Payables:
  Investments Purchased.....................................     420,880
  Distributor and Affiliates................................      10,776
  Portfolio Shares Repurchased..............................         429
Trustees' Deferred Compensation and Retirement Plans........      18,633
Accrued Expenses............................................      15,922
                                                              ----------
    Total Liabilities.......................................     466,640
                                                              ----------
NET ASSETS..................................................  $3,804,499
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $3,870,199
Accumulated Undistributed Net Investment Income.............      21,706
Accumulated Net Realized Gain...............................       3,253
Net Unrealized Depreciation.................................     (90,659)
                                                              ----------
NET ASSETS..................................................  $3,804,499
                                                              ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $3,804,499 and 406,092 shares of
  beneficial interest issued and outstanding)...............  $     9.37
                                                              ==========

See Notes to Financial Statements

Statement of Operations
Comstock Portfolio
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $ 28,549
Interest....................................................     9,461
                                                              --------
    Total Income............................................    38,010
                                                              --------
EXPENSES:
Trustees' Fees and Related Expenses.........................    15,808
Investment Advisory Fee.....................................     6,369
Shareholder Services........................................     5,672
Accounting..................................................     5,458
Audit.......................................................     5,255
Reports to Shareholders.....................................     4,817
Custody.....................................................     2,741
Legal.......................................................       310
Other.......................................................     6,984
                                                              --------
    Total Expenses..........................................    53,414
    Expense Reduction ($6,369 Investment Advisory Fee and
     $36,983 Other).........................................    43,352
    Less Credits Earned on Cash Balances....................       112
                                                              --------
    Net Expenses............................................     9,950
                                                              --------
NET INVESTMENT INCOME.......................................  $ 28,060
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 16,881
                                                              --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (77,038)
  End of the Period.........................................   (90,659)
                                                              --------
Net Unrealized Depreciation During the Period...............   (13,621)
                                                              --------
NET REALIZED AND UNREALIZED GAIN............................  $  3,260
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 31,320
                                                              ========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
Comstock Portfolio
For the Six Months Ended June 30, 2000 and the Period April 30, 1999 (Commencement of Investment Operations) to December 31, 1999 (Unaudited)

                                                                SIX MONTHS ENDED      PERIOD ENDED
                                                                 JUNE 30, 2000      DECEMBER 31, 1999
                                                                -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................       $   28,060          $   15,351
Net Realized Gain...........................................           16,881               8,752
Net Unrealized Depreciation During the Period...............          (13,621)            (77,038)
                                                                   ----------          ----------
Change in Net Assets from Operations........................           31,320             (52,935)
                                                                   ----------          ----------

Distributions from Net Investment Income....................             (644)            (15,351)
Distributions in Excess of Net Investment Income............              -0-              (5,710)
                                                                   ----------          ----------
Distributions from and in Excess of Net Investment Income...             (644)            (21,061)
Distributions from Net Realized Gain........................          (22,380)                -0-
                                                                   ----------          ----------
Total Distributions.........................................          (23,024)            (21,061)
                                                                   ----------          ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........            8,296             (73,996)
                                                                   ----------          ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        2,272,590             662,801
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................           12,283               7,651
Cost of Shares Repurchased..................................          (83,309)             (1,817)
                                                                   ----------          ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        2,201,564             668,635
                                                                   ----------          ----------
TOTAL INCREASE IN NET ASSETS................................        2,209,860             594,639
NET ASSETS:
Beginning of the Period.....................................        1,594,639           1,000,000
                                                                   ----------          ----------
End of Period (Including accumulated undistributed net
  investment income of $21,706 and ($5,710),
  respectively).............................................       $3,804,499          $1,594,639
                                                                   ==========          ==========

See Notes to Financial Statements

Financial Highlights
Comstock Portfolio
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                 APRIL 30, 1999
                                                                                 (COMMENCEMENT
                                                              SIX MONTHS         OF INVESTMENT
CLASS I SHARES                                                   ENDED            OPERATIONS)
                                                             JUNE 30, 2000    TO DECEMBER 31, 1999
                                                             -------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................    $ 9.31               $10.00
                                                                ------               ------
  Net Investment Income.....................................       .09                  .10
  Net Realized and Unrealized Gain..........................       .07                 (.66)
                                                                ------               ------
Total from Investment Operations............................       .16                 (.56)
                                                                ------               ------
Less:
  Distributions from and in Excess of Net Investment
    Income..................................................       -0-                  .13
  Distributions from Net Realized Gain......................       .10                  -0-
                                                                ------               ------
Total Distributions.........................................       .10                  .13
                                                                ------               ------
NET ASSET VALUE, END OF THE PERIOD..........................    $ 9.37               $ 9.31
                                                                ======               ======

Total Return*...............................................     1.87%**             -5.53%**
Net Assets at End of the Period (In millions)...............    $  3.8               $  1.6
Ratio of Expenses to Average Net Assets* (a)................      .96%                 .95%
Ratio of Net Investment Income to Average Net Assets*.......     2.68%                1.99%
Portfolio Turnover..........................................       23%**                42%**
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets (a).................     5.10%               10.36%
Ratio of Net Investment Loss to Average Net Assets..........    (1.46%)              (7.42%)

 ** Non-Annualized

(a) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the six months ended June 30, 2000.

                                               See Notes to Financial Statements

                                  PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
EMERGING GROWTH PORTFOLIO
CLASS I SHARES

(as of June 30, 2000)

---------------------------------------------------------------------------
Six-month total return based on NAV(1)                           11.68%
---------------------------------------------------------------------------
One-year total return based on NAV(1)                            87.13%
---------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                           38.92%
---------------------------------------------------------------------------
Commencement date                                              07/03/95
---------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable annuity contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--EMERGING GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY GARY LEWIS, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1986. HE IS JOINED BY SENIOR PORTFOLIO MANAGERS JANET LUBY, DAVID WALKER, DUDLEY BRICKHOUSE, AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   WHAT MARKET FACTORS AFFECTED THE
    PORTFOLIO DURING THE REPORTING PERIOD?

A   After a strong start to the year, all of the
major market indexes fell sharply. Beginning the year near 11,300, the Dow Jones Industrial Average peaked on January 14 at 11,750. Significant fluctuations followed as the index fell to 9,731 in early March, rebounded to 11,200 in April, and closed at 10,350 on June 30, 2000. The technology-heavy NASDAQ index burst into the year by continuing the strong performance it posted in 1999, returning 22 percent before reaching its peak of 5,048 on March 10. Since that time, it fell close to 3,000 in late May before rallying to close the first half of the year at 3,900.

    Several factors contributed to the market's disappointing performance. In an attempt to keep inflation at bay, the Federal Reserve Board (the Fed) raised interest rates six times in a one-year period. These rising rates began to curtail consumer spending, as evidenced by slowing housing demand. Retail stocks performed poorly as a result. Internet companies also tumbled due to concerns about the viability of their business models, questions regarding the availability of further funding, and the high valuations of their stocks. Although investors understandably were skeptical about some low-quality stocks, many higher-quality stocks were caught in the market's downdraft and underperformed as well.

    Against this backdrop, the portfolio returned 11.68 percent for the six-month period ended June 30, 2000 (Class I shares). As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Standard & Poor's Mid Cap 400 Index returned 9.06 percent. Of course, past performance is no guarantee of future results. The S&P Mid Cap 400 Index is an unmanaged capitalization weighted measure of 400 stocks in the midrange sector of the market. This index is a statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. If these costs had been included, performance would have been less favorable. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 13 for additional portfolio performance results.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE PORTFOLIO IN LIGHT OF THIS ENVIRONMENT?

A   In all kinds of market conditions, we look
for stocks with rising earnings expectations and rising valuations, and our strategy during the past six months was no different. We invested in those companies we believed had the potential to earn even more than Wall Street analysts predicted they would. Conversely, we sold stocks whose earnings expectations or valuations were declining. We consistently manage the portfolio from the "bottom up," meaning that we evaluate each company individually before deciding to invest.

    The portfolio's investment approach leads us to the areas of the market where we believe we can find the best stocks at any given time. In the past six months, this meant companies positioned to profit from advanced technologies such as semiconductors and communications infrastructure. It also meant we reduced the amount of stocks sensitive to a slowdown in consumer spending, especially retail stocks.

Q   WHAT INVESTMENTS CONTRIBUTED MOST TO
    THE PORTFOLIO'S RETURN?

A   In the area of Internet infrastructure, the
portfolio benefited the most from our investment in JDS Uniphase, a manufacturer of advanced fiber-optic devices used in higher-speed telecommunications networks.

    The rapid build-out of the Internet created other successful investment opportunities. Corning manufactures advanced fiber-optic cabling that allows for higher-speed Internet access than in the past. SDL, like JDS Uniphase, also manufactures fiber-optic related products that help increase Internet bandwidth. Advanced semiconductor companies such as LSI Logic, Xilinx, and PMC-Sierra also helped to boost portfolio returns. Increased Internet usage has generated huge amounts of data that must be stored, and EMC and Network Appliance have capitalized on that need and positively contributed to the portfolio's return. Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform as well or will be held by the portfolio in the future.

Q   WHICH STOCKS HURT PERFORMANCE?

A   The biggest drag on performance in the
last six months was Qualcomm, the company that licenses CDMA (code division multiple access) technology, which has been the standard for cellular phones. Qualcomm's stock fell in response to concerns that worldwide handset sales failed to live up to expectations.

    Several retailing stocks, such as Home Depot and Circuit City, also had a negative impact on portfolio returns as their stock prices fell over concerns that rising interest rates would cool consumer demand.

    Echostar Communications, a direct broadcast satellite company, also hurt performance. Its stock dropped in response to investor concerns about slowing subscriber growth and increased competition. Finally, Emulex, a company that designs and develops fiberchannel host adapters and hubs, saw its stock fall due to increased competition and slowing product sales.

    We sold all of these stocks during the reporting period.

Q   WHAT DO YOU SEE AHEAD FOR
    THE PORTFOLIO?

A   Although the market's sell-off has made for
a challenging investment environment, valuations have fallen to what we believe to be more realistic and healthy levels. The overall earnings outlook remains strong, and we expect the Fed to raise rates only one more time this year. All these factors point to the potential for strong market performance in the coming months. However, 2000 is also an election year, which typically results in increased uncertainty among investors as various political issues are discussed and debated. Political posturing by presidential candidates will affect the market, and we will be diligent in looking for opportunities to profit from these changes. Regardless of short-term uncertainties, we will adhere to our investment discipline: bottom-up stock picking that focuses on rising earnings expectations and rising valuations.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS
Emerging Growth Portfolio
June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                        MARKET
DESCRIPTION                SHARES       VALUE
COMMON STOCKS*  91.1%
CONSUMER DISTRIBUTION  2.9%
Bed Bath & Beyond, Inc.
  (a)....................   30,000   $  1,087,500
Best Buy Co., Inc. (a)...   42,000      2,656,500
Cardinal Health, Inc.....   34,000      2,516,000
Celestica, Inc. (a)......   15,000        744,375
Kohl's Corp. (a).........   91,000      5,061,875
Limited, Inc. ...........   84,000      1,816,500
Tiffany & Co. ...........   14,000        945,000
                                     ------------
                                       14,827,750
                                     ------------
CONSUMER DURABLES  0.2%
Harley-Davidson, Inc. ...   26,500      1,020,250
                                     ------------

CONSUMER SERVICES  2.8%
Hispanic Broadcasting
  Corp. (a)..............    8,000        265,000
Omnicom Group, Inc. .....   27,000      2,404,687
TMP Worldwide,
  Inc. (a)...............   25,000      1,845,313
Univision Communications,
  Inc., Class A (a)......   36,000      3,726,000
Viacom, Inc., Class
  B (a)..................   56,000      3,818,500
Walt Disney Co. .........   60,000      2,328,750
                                     ------------
                                       14,388,250
                                     ------------
ENERGY  4.4%
Anadarko Petroleum
  Corp...................   44,000      2,169,750
Apache Corp. ............   58,000      3,411,125
Baker Hughes, Inc. ......   60,000      1,920,000
BJ Services Co. (a)......   43,000      2,687,500
Coastal Corp. ...........   19,500      1,187,063
Devon Energy Corp. ......   21,500      1,208,031
Enron Corp. .............   50,000      3,225,000
Nabors Industries, Inc.
  (a)....................   70,000      2,909,375
Noble Drilling Corp.
  (a)....................   65,000      2,677,187
Phillips Petroleum
  Co. ...................   20,000      1,013,750
                                     ------------
                                       22,408,781
                                     ------------
FINANCE  1.6%
Lehman Brothers Holdings,
  Inc. ..................   16,500      1,560,282
Marsh & McLennan Cos.,
  Inc. ..................   11,500      1,201,031
Merrill Lynch & Co.,
  Inc. ..................   20,000      2,300,000
State Street Corp. ......   30,000      3,181,875
                                     ------------
                                        8,243,188
                                     ------------
HEALTHCARE  5.6%
Allergan, Inc............   40,000      2,980,000
Eli Lilly & Co. .........   30,000      2,996,250

                                        MARKET
DESCRIPTION                SHARES       VALUE
HEALTHCARE (CONTINUED)
Forest Laboratories, Inc.
  (a) ...................   33,000   $  3,333,000
Immunex Corp. (a)........   25,000      1,235,938
Ivax Corp. (a)...........   36,000      1,494,000
Medimmune, Inc. (a)......   93,000      6,882,000
Pfizer, Inc. ............   93,000      4,464,000
Pharmacia Corp. .........   35,000      1,809,062
Teva Pharmaceutical
  Industries Ltd.--ADR
  (Israel)...............   33,000      1,829,437
UnitedHealth Group,
  Inc....................   20,500      1,757,875
                                     ------------
                                       28,781,562
                                     ------------
PRODUCER MANUFACTURING  6.6%
ASM Lithography Holding
  NV--ADR (Netherlands)
  (a)....................   47,000      2,073,875
Corning, Inc. ...........   80,250     21,657,469
E-Tek Dynamics,
  Inc. (a)...............    6,750      1,780,734
General Electric Co. ....   37,000      1,961,000
Metromedia Fiber Network,
  Inc., Class A (a)......   94,000      3,730,625
Tyco International
  Ltd. ..................   50,000      2,368,750
                                     ------------
                                       33,572,453
                                     ------------
TECHNOLOGY  62.1%
Adobe Systems, Inc. .....   27,000      3,510,000
Advanced Fibre
  Communications, Inc.
  (a)....................   21,000        951,563
Advanced Micro Devices,
  Inc. (a)...............   38,000      2,935,500
Alcatel SA-- ADR
  (France)...............   56,000      3,724,000
Altera Corp. (a).........   84,000      8,562,750
Amdocs Ltd. (a)..........   31,000      2,379,250
Analog Devices,
  Inc. (a)...............  125,000      9,500,000
Applied Materials, Inc.
  (a)....................   82,000      7,431,250
Applied Micro Circuits
  Corp. (a)..............   31,000      3,061,250
BEA Systems, Inc. (a)....   53,000      2,620,187
Broadcom Corp., Class A
  (a)....................   28,000      6,130,250
BroadVision, Inc. (a)....   56,000      2,845,500
Brocade Communications
  Systems, Inc. (a)......   37,000      6,788,922
Check Point Software
  Technologies Ltd.
  (a)....................   42,500      8,999,375
CIENA Corp. (a)..........   20,500      3,417,094

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Emerging Growth Portfolio
June 30, 2000 (Unaudited)

                                        MARKET
DESCRIPTION                SHARES       VALUE
TECHNOLOGY (CONTINUED)
Cisco Systems, Inc.
  (a)....................  140,000   $  8,898,750
Comverse Technology, Inc.
  (a)....................   85,000      7,905,000
Cree Research, Inc.
  (a)....................    8,000      1,068,000
EMC Corp. (a)............  155,000     11,925,312
Exodus Communications,
  Inc. (a)...............   54,000      2,487,375
Flextronics International
  Ltd. (a)...............   50,000      3,434,375
i2 Technologies, Inc.
  (a)....................   27,000      2,815,172
Inktomi Corp. (a)........   17,000      2,010,250
Intel Corp. .............   34,500      4,612,219
Jabil Circuit, Inc.
  (a)....................   28,000      1,389,500
JDS Uniphase Corp. (a)...  185,000     22,176,875
Juniper Networks, Inc.
  (a)....................   57,000      8,297,062
KLA-Tencor Corp. (a).....   20,500      1,200,531
Lam Research Corp. (a)...   39,000      1,462,500
Linear Technology
  Corp...................   77,000      4,923,187
LSI Logic Corp. (a)......  170,000      9,201,250
Macromedia, Inc. (a).....   12,500      1,208,594
McLeodUSA, Inc., Class A
  (a)....................   59,000      1,220,563
Mercury Interactive Corp.
  (a)....................   50,000      4,837,500
Micron Technology,
  Inc. (a)...............   50,000      4,403,125
National Semiconductor
  Corp. (a)..............   21,000      1,191,750
Network Appliance, Inc.
  (a)....................  141,000     11,350,500
Nokia Corp.--ADR
  (Finland)..............  168,000      8,389,500
Nortel Networks Corp. ...  199,000     13,581,750
Novellus Systems, Inc.
  (a)....................   29,000      1,640,313
Oracle Corp. (a).........   92,000      7,733,750
Paychex, Inc. ...........   72,000      3,024,000
PMC-Sierra, Inc. (a).....   26,250      4,664,297
Rational Software Corp.
  (a)....................   38,000      3,531,625
RF Micro Devices, Inc.
  (a)....................   29,000      2,541,125
Sanmina Corp. (a)........   78,000      6,669,000
Scientific-Atlanta,
  Inc. ..................   76,000      5,662,000
SDL, Inc. (a)............   44,000     12,548,250
Siebel Systems, Inc.
  (a)....................   85,000     13,902,812
STMicroelectronics NV--
  ADR (Netherlands)......   66,000      4,236,375
Sun Microsystems, Inc.
  (a)....................   56,000      5,092,500

                                        MARKET
DESCRIPTION                SHARES       VALUE
TECHNOLOGY (CONTINUED)
Symbol Technologies,
  Inc. ..................   35,000   $  1,890,000
Teradyne, Inc. (a).......   50,000      3,675,000
Texas Instruments,
  Inc. ..................   58,000      3,983,875
TIBCO Software, Inc.
  (a)....................   23,000      2,466,391
VERITAS Software Corp.
  (a)....................  114,000     12,883,781
Xilinx, Inc. (a).........  102,000      8,421,375
                                     ------------
                                      317,414,000
                                     ------------
TRANSPORTATION  0.3%
Kansas City Southern
  Industries, Inc. ......   20,000      1,773,750
                                     ------------

UTILITIES  4.6%
ADC Telecommunications,
  Inc. (a)...............  149,000     12,497,375
AES Corp. ...............   28,000      1,277,500
AT&T Corp., Class
  A (a)..................   84,000      2,037,000
Calpine Corp. (a)........   60,000      3,945,000
China Mobile (Hong Kong)
  Ltd.--ADR (China)
  (a)....................    7,000      1,244,688
Nextel Communications,
  Inc. (a)...............   40,000      2,447,500
                                     ------------
                                       23,449,063
                                     ------------
TOTAL LONG-TERM INVESTMENTS  91.1%
  (Cost $339,907,889).............    465,879,047
                                     ------------

REPURCHASE AGREEMENTS  10.3%
DLJ Mortgage Acceptance Corp.
  ($20,000,000 par collateralized
  by U.S. Government obligations
  in a, pooled cash account, dated
  6/30/00, to be sold on 07/03/00
  at $20,010,967).................     20,000,000
State Street Bank & Trust Co.
  ($12,865,000 par collateralized
  by U.S. Government obligations
  in a pooled cash account, dated
  6/30/00, to be sold on 07/03/00
  at $12,871,915).................     12,865,000
Warburg Dillon Read ($20,000,000
  par collateralized by U.S.
  Government obligations in a
  pooled cash account, dated
  06/30/00, to be sold on 07/03/00
  at $20,010,933).................     20,000,000
                                     ------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $52,865,000)..............     52,865,000
                                     ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Emerging Growth Portfolio
June 30, 2000 (Unaudited)

                                        MARKET
DESCRIPTION                             VALUE
TOTAL INVESTMENTS  101.4%
(Cost $392,772,889)...............   $518,744,047
LIABILITIES IN EXCESS OF OTHER
  ASSETS  (1.4%)..................     (7,428,224)
                                     ------------

NET ASSETS  100.0%................   $511,315,823
                                     ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 * The common stocks are classified by sectors which represents broad groupings of related industries.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
Emerging Growth Portfolio
June 30, 2000 (Unaudited)

ASSETS:
Total Investments, including repurchase agreements of
  $52,865,000
  (Cost $392,772,889).......................................  $518,744,047
Cash........................................................         7,440
Receivables:
  Investments Sold..........................................    10,017,303
  Portfolio Shares Sold.....................................     1,413,618
  Dividends.................................................        20,241
  Interest..................................................         9,605
Other.......................................................         1,876
                                                              ------------
    Total Assets............................................   530,214,130
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    18,459,512
  Investment Advisory Fee...................................       279,106
  Portfolio Shares Repurchased..............................        75,314
  Distributor and Affiliates................................         2,361
Trustees' Deferred Compensation and Retirement Plans........        66,248
Accrued Expenses............................................        15,766
                                                              ------------
    Total Liabilities.......................................    18,898,307
                                                              ------------
NET ASSETS..................................................  $511,315,823
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $389,646,852
Net Unrealized Appreciation.................................   125,971,158
Accumulated Net Investment Loss.............................      (231,579)
Accumulated Net Realized Loss...............................    (4,070,608)
                                                              ------------
NET ASSETS..................................................  $511,315,823
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $511,315,823 and 9,926,860 shares
  of beneficial interest issued and outstanding)............  $      51.51
                                                              ============

See Notes to Financial Statements

Statement of Operations
Emerging Growth Portfolio
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  1,219,722
Dividends (net of foreign withholding taxes of $4,971)......       123,298
                                                              ------------
    Total Income............................................     1,343,020
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,398,464
Trustees' Fees and Related Expenses.........................        25,357
Custody.....................................................        29,694
Legal.......................................................         4,023
Amortization of Organizational Costs........................           681
Other.......................................................        69,266
                                                              ------------
    Total Expenses..........................................     1,527,485
                                                              ------------
NET INVESTMENT LOSS.........................................  $   (184,465)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (3,904,133)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    99,357,373
  End of the Period.........................................   125,971,158
                                                              ------------
Net Unrealized Appreciation During the Period...............    26,613,785
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 22,709,652
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 22,525,187
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
Emerging Growth Portfolio
For the Six Months Ended June 30, 2000 and the Year Ended December 31, 1999 (Unaudited)

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2000      DECEMBER 31, 1999
                                                              -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................    $   (184,465)       $   (146,795)
Net Realized Gain/Loss......................................      (3,904,133)          2,654,240
Net Unrealized Appreciation During the Period...............      26,613,785          89,250,361
                                                                ------------        ------------
Change in Net Assets from Operations........................      22,525,187          91,757,806
Distributions from Net Realized Gain........................      (1,128,627)                -0-
                                                                ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      21,396,560          91,757,806
                                                                ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     284,046,119         168,226,421
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       1,128,627                 -0-
Cost of Shares Repurchased..................................     (58,748,015)        (29,911,735)
                                                                ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     226,426,731         138,314,686
                                                                ------------        ------------
TOTAL INCREASE IN NET ASSETS................................     247,823,291         230,072,492
NET ASSETS:
Beginning of the Period.....................................     263,492,532          33,420,040
                                                                ------------        ------------
End of the Period (Including accumulated net investment loss
  of $231,579 and $47,114, respectively)....................    $511,315,823        $263,492,532
                                                                ============        ============

See Notes to Financial Statements

Financial Highlights
Emerging Growth Portfolio
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX
                                                           MONTHS
                                                           ENDED          YEAR ENDED DECEMBER 31,
CLASS I SHARES                                            JUNE 30,   ----------------------------------
                                                            2000      1999      1998     1997     1996
                                                          ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................   $46.22    $ 22.62   $16.45   $13.66   $11.72
                                                           ------    -------   ------   ------   ------
  Net Investment Loss...................................     (.02)      (.01)    (.01)    (.01)    (.02)
  Net Realized and Unrealized Gain......................     5.46      23.61     6.19     2.80     1.96
                                                           ------    -------   ------   ------   ------
Total from Investment Operations........................     5.44      23.60     6.18     2.79     1.94
                                                           ------    -------   ------   ------   ------
Less:
  Distributions in Excess of Net Investment Income......      -0-        -0-      .01      -0-      -0-
  Distributions from Net Realized Gain..................      .15        -0-      -0-      -0-      -0-
                                                           ------    -------   ------   ------   ------
  Total Distributions...................................      .15        -0-      .01      -0-      -0-
                                                           ------    -------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD......................   $51.51    $ 46.22   $22.62   $16.45   $13.66
                                                           ======    =======   ======   ======   ======

Total Return*...........................................   11.68%**  104.38%   37.56%   20.42%   16.55%
Net Assets at End of the Period (In millions)...........   $511.3    $ 263.5   $ 33.4   $ 10.5   $  5.2
Ratio of Expenses to Average Net Assets*................     .77%       .85%     .85%     .85%     .85%
Ratio of Net Investment Loss to Average Net Assets*.....    (.09%)     (.17%)   (.23%)   (.11%)   (.17%)
Portfolio Turnover......................................      53%**      96%      91%     116%     102%
 * If certain expenses had not been assumed by Van Kampen, Total
   Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.................      N/A       .88%    1.23%    2.14%    3.28%
Ratio of Net Investment Loss to Average Net Assets......      N/A      (.20%)   (.61%)  (1.40%)  (2.60%)

** Non-Annualized

N/A=Not Applicable

                                               See Notes to Financial Statements

                                  PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

ENTERPRISE PORTFOLIO

CLASS I SHARES

(as of June 30, 2000)

---------------------------------------------------------------------------
Six-month total return based on NAV(1)                            6.37%
---------------------------------------------------------------------------
One-year total return based on NAV(1)                            25.50%
---------------------------------------------------------------------------
Five-year average annual total return based on NAV(1)            25.45%
---------------------------------------------------------------------------
Ten-year average annual total return based on NAV(1)             18.05%
---------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                           14.42%
---------------------------------------------------------------------------
Commencement date                                              04/07/86
---------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable annuity contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--ENTERPRISE PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY JEFF D. NEW, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE 1994 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. HE IS JOINED BY SENIOR PORTFOLIO MANAGERS MICHAEL DAVIS AND MARY JAYNE MALY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   While the economy continued to be strong,
the word that most aptly describes the market environment during the period is volatile.

    Investors spent much of the last six months trying to determine how far the Federal Reserve Board (the Fed) would go with its interest-rate hikes and what effect those rate hikes would have on various market sectors and stocks. That uncertainty showed up in the markets in the form of some fairly dramatic market swings, especially in the technology sector. From the start of the year through early March, technology stocks did very well. On March 10, the technology-heavy NASDAQ index reached its all-time peak, but then started to decline and finally plummeted in early to mid-April, taking the Standard and Poor's 500 Index down with it. Stocks staged a brief rally toward the end of April, but fell again until mid-May, when they started to go back up again.

    The portfolio weathered this volatility well, returning 6.37 percent for the six-month period ended June 30, 2000 (Class I shares). As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Standard & Poor's 500 Index lost 0.42 percent, and the Russell 1000 Growth Index, which more closely resembles the composition of the portfolio, returned 4.23 percent for the same period. Of course, past performance is no guarantee of future results.

    The S&P 500 Index is an unmanaged, broad-based index that measures the performance of 500 stocks from 83 industrial groups and reflects the general performance of the stock market, and the Russell 1000 Growth Index is an unmanaged index that reflects the general performance of growth stocks. These indexes are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. If these costs had been included, performance would have been less favorable. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 23 for additional portfolio performance results.

Q   WHAT STRATEGIES DID YOU USE TO MANAGE
    THE PORTFOLIO THROUGH THIS VOLATILE PERIOD?

A   We maintained our investment discipline of
looking for companies with positive future fundamentals, whether in volatile or stable markets. We invest in companies that possess at least one of the following characteristics: consistent earnings growth, accelerating earnings growth, better-than-expected fundamentals, or an underlying change in a company, industry, or regulatory environment. Because we evaluate stocks on a company-by-company basis, our focus is on the merits of any given company rather than market movements or interest-rate changes. Regardless of what happens in the market on a daily basis, we always remain true to this discipline.

Q   WHAT SPECIFIC STOCKS CONTRIBUTED TO THE
    PORTFOLIO'S RETURN?

A   Despite the sector's volatility, many of the
stocks that helped portfolio performance were in the technology sector. Intel, a microprocessor manufacturer, was the portfolio's largest holding and also the largest contributor to portfolio performance. Intel performed very well due to good unit growth, improved pricing, and several new products. Micron Technology, a semiconductor company, was one of the portfolio's better performers during the period. We added to the portfolio's position in late 1999 and again in May 2000. Cisco and Oracle have also been positive stocks for the portfolio, as each has emerged as the dominant company in its market (Internet infrastructure and corporate databases, respectively).

    The portfolio benefited from owning drug stocks, particularly in the large-cap sector. In addition to being largely overlooked by investors, there was uncertainty regarding a possible Medicare prescription-drug benefit and its effect on drug prices. This uncertainty resulted in the group's stock prices being relatively low, despite consistent, moderate growth rates. The portfolio owned both Pfizer and Warner-Lambert, two companies that merged during the reporting period. We increased the portfolio's position in the surviving company, Pfizer, during the period because we felt that the success of its existing drugs and the expected economies of scale coming out of the merger made the company an even more attractive holding. American Home Products, another drug company with a number of promising drugs in its pipeline, also contributed to performance.

    Another sector that boosted portfolio performance was energy. In the past six months, we added a number of offshore drillers and companies whose businesses are tied to oil and gas wells to the portfolio. Oil and gas prices rose during the period, which heightened drilling activity. BJ Services, Smith International, and Schlumberger all did well as a result.

    Of course, not all of the stocks in the portfolio performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or will be held by the portfolio in the future.

Q   WHAT STOCKS HURT PORTFOLIO PERFORMANCE
    DURING THE PERIOD?

A   Not all technology stocks could be counted
on for positive performance, with Microsoft's decline detracting from performance more than any other stock in the portfolio. We started reducing the portfolio's position in Microsoft in late 1999 and continued to sell it this spring due to our belief that Microsoft would become a smaller player than it has been in the past as technology shifts away from desktop computers to cellular phones and other Internet-access devices. Qualcomm, a major player in cellular-phone components, also turned in disappointing performance, as did the stock of America Online, whose value weakened amid uncertainty created by their upcoming merger with Time Warner.

    Many retail stocks hurt the portfolio's overall performance as well. The stocks of Wal-Mart and Home Depot declined on the expectations that higher interest rates would slow consumer spending.

    Another sector that did poorly was communication services, which includes wireless telecommunications and independent telecommunications companies. We sold Voicestream Wireless, a telecommunications stock, from the portfolio in April, after the company reported lower earnings than what Wall Street analysts had predicted.

Q   WHAT DO YOU SEE AHEAD FOR THE MARKET
    AND THE PORTFOLIO?

A   We envision more of the same for the
economy. We think that the overall outlook for corporate profits is good and that the Fed has been successful in slowing the economy. Therefore, we expect to see sustainable growth rather than a boom/bust cycle. This is positive for stocks because it sets the stage for favorable earnings growth without the risk of inflation. With that said, we believe our best long-term course of action for the portfolio is to stick to our investment discipline and continue to look for companies with positive fundamentals, regardless of market movements.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS
Enterprise Portfolio
June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                       MARKET
      DESCRIPTION         SHARES       VALUE
COMMON STOCKS*  95.0%
CONSUMER DISTRIBUTION  4.3%
Best Buy Co.,
  Inc. (a)..............    9,000   $    569,250
Home Depot, Inc. .......   34,000      1,697,875
Kohl's Corp. (a)........   30,000      1,668,750
Kroger Co. (a) .........   20,000        441,250
Limited, Inc. ..........   32,000        692,000
Safeway, Inc. (a).......   38,000      1,714,750
Target Corp. ...........   10,500        609,000
Wal-Mart Stores,
  Inc. .................   28,000      1,613,500
                                    ------------
                                       9,006,375
                                    ------------
CONSUMER DURABLES  0.8%
Harley-Davidson,
  Inc. .................   43,000      1,655,500
                                    ------------

CONSUMER NON-DURABLES  3.9%
Anheuser-Busch Cos.,
  Inc. .................    8,600        642,313
Avon Products, Inc. ....   12,000        534,000
Colgate-Palmolive
  Co. ..................   11,000        658,625
Nike, Inc., Class B.....   21,000        836,062
Pepsi Bottling Group,
  Inc. .................   55,600      1,622,825
PepsiCo, Inc. ..........   48,000      2,133,000
Quaker Oats Co. ........    9,700        728,713
Starbucks Corp. (a).....   26,000        992,875
                                    ------------
                                       8,148,413
                                    ------------
CONSUMER SERVICES  5.3%
Hispanic Broadcasting
  Corp. (a).............   20,000        662,500
Metro-Goldwyn-Mayer,
  Inc. (a)..............   36,080        942,590
MGM Grand, Inc. ........   16,000        514,000
Omnicom Group, Inc. ....   13,100      1,166,719
Outback Steakhouse, Inc.
  (a)...................   24,000        702,000
Park Place Entertainment
  Corp. (a).............   34,000        414,375
Starwood Hotels &
  Resorts Worldwide,
  Inc., Class B.........   55,000      1,790,937
Time Warner, Inc. ......   21,300      1,618,800
Univision
  Communications, Inc.,
  Class A (a)...........   15,600      1,614,600
Viacom, Inc., Class B
  (a)...................   17,251      1,176,303
Walt Disney Co. ........   13,000        504,562
                                    ------------
                                      11,107,386
                                    ------------

                                       MARKET
      DESCRIPTION         SHARES       VALUE
ENERGY  4.7%
Anadarko Petroleum
  Corp. ................   15,000   $    739,688
Baker Hughes, Inc. .....   28,000        896,000
BJ Services Co. (a).....   23,000      1,437,500
Enron Corp. ............    6,000        387,000
ENSCO International,
  Inc. .................   46,000      1,647,375
Nabors Industries, Inc.
  (a)...................   19,000        789,688
Noble Drilling Corp.
  (a)...................   50,000      2,059,375
Schlumberger Ltd. ......    5,000        373,125
Smith International,
  Inc. (a)..............   19,000      1,383,437
                                    ------------
                                       9,713,188
                                    ------------
FINANCE  7.7%
Allstate Corp. .........   18,000        400,500
American Express Co. ...   24,000      1,251,000
American General
  Corp. ................    7,000        427,000
American International
  Group, Inc. ..........   14,250      1,674,375
Associates First Capital
  Corp., Class A........   14,000        312,375
Bank of America
  Corp. ................   15,000        645,000
Bank of New York,
  Inc. .................    8,000        372,000
Capital One Financial
  Corp. ................   13,000        580,125
Charles Schwab Corp. ...   25,500        857,437
Chase Manhattan Corp. ..   15,000        690,937
Citigroup, Inc. ........   27,075      1,631,269
Fannie Mae..............   11,000        574,062
Federal Home Loan
  Mortgage Corp. .......   13,000        526,500
Fifth Third Bancorp.....    6,000        379,500
Firstar Corp. ..........   19,000        400,188
FleetBoston Financial
  Corp. ................   33,000      1,122,000
Franklin Resources,
  Inc. .................   12,000        364,500
Marsh & McLennan Cos.,
  Inc. .................    3,000        313,313
MBNA Corp. .............   20,000        542,500
Merrill Lynch &
  Co., Inc. ............    7,000        805,000
Northern Trust Corp. ...    6,000        390,375
Providian Financial
  Corp. ................    4,000        360,000

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Enterprise Portfolio
June 30, 2000 (Unaudited)

                                       MARKET
      DESCRIPTION         SHARES       VALUE
FINANCE (CONTINUED)
T. Rowe Price
  Associates, Inc. .....   10,000   $    425,000
USA Education, Inc.
  (formerly SLM Holding
  Corp.) ...............    8,000        299,500
Wells Fargo Co. ........   18,000        697,500
                                    ------------
                                      16,041,956
                                    ------------
HEALTHCARE  12.7%
American Home Products
  Corp. ................   33,500      1,968,125
Amgen, Inc. (a).........   26,600      1,868,650
Bristol-Myers Squibb
  Co. ..................   18,900      1,100,925
Eli Lilly & Co. ........   35,000      3,495,625
Immunex Corp. (a).......   19,000        939,313
Johnson & Johnson.......   22,000      2,241,250
MedImmune, Inc. (a).....   18,000      1,332,000
Merck & Co., Inc. ......   28,000      2,145,500
PE Corp.-PE Biosystems
  Group.................   10,000        658,750
Pfizer, Inc. ...........  133,100      6,388,800
Pharmacia Corp. ........   19,000        982,062
Schering-Plough
  Corp. ................   28,500      1,439,250
UnitedHealth Group,
  Inc. .................   14,000      1,200,500
Wellpoint Health
  Networks, Inc. (a)....    7,500        543,281
                                    ------------
                                      26,304,031
                                    ------------
PRODUCER MANUFACTURING  6.5%
Corning, Inc. ..........   11,800      3,184,525
General Electric Co. ...  162,500      8,612,500
Johnson Controls,
  Inc. .................   10,000        513,125
Tyco International
  Ltd. .................   24,000      1,137,000
                                    ------------
                                      13,447,150
                                    ------------
TECHNOLOGY  46.2%
ADC Telecommunications,
  Inc. (a)..............   40,000      3,355,000
Adobe Systems, Inc. ....    9,000      1,170,000
Advanced Micro Devices,
  Inc. (a)..............    9,000        695,250
Agilent Technologies,
  Inc. (a)..............    3,051        225,011
Alcatel SA--ADR
  (France)..............    8,000        532,000
Altera Corp. (a)........   22,500      2,293,594
America Online, Inc.
  (a)...................   51,600      2,721,900
Analog Devices, Inc.
  (a)...................   22,000      1,672,000
Apple Computer, Inc.
  (a)...................   10,000        523,750
Applied Materials, Inc.
  (a)...................   26,800      2,428,750
Atmel Corp. (a).........   15,000        553,125

                                       MARKET
      DESCRIPTION         SHARES       VALUE
TECHNOLOGY (CONTINUED)
BEA Systems, Inc. (a)...    6,000   $    296,625
Broadcom Corp., Class A
  (a)...................    4,000        875,750
CIENA Corp. (a).........    4,000        666,750
Cisco Systems, Inc.
  (a)(b)................  155,500      9,883,969
Comverse Technology,
  Inc. (a)..............   28,200      2,622,600
Dell Computer Corp.
  (a)...................   50,000      2,465,625
EMC Corp. (a)...........   71,600      5,508,725
First Data Corp. .......   11,700        580,613
Hewlett-Packard Co. ....    8,000        999,000
Inktomi Corp. (a).......    4,000        473,000
Intel Corp. ............   80,800     10,801,950
JDS Uniphase Corp.
  (a)...................   29,600      3,548,300
KLA-Tencor Corp. (a)....    7,000        409,938
Linear Technology
  Corp. ................   22,400      1,432,200
LSI Logic Corp. (a).....   32,000      1,732,000
Lucent Technologies,
  Inc. .................   17,975      1,065,019
McLeodUSA, Inc., Class A
  (a)...................   36,000        744,750
Micron Technology,
  Inc. .................   37,000      3,258,312
Microsoft Corp. (a).....   34,500      2,760,000
National Semiconductor
  Corp. (a).............    8,000        454,000
NEXTLINK Communications,
  Inc., Class A (a).....   18,000        682,875
Nokia Corp.--ADR
  (Finland).............   62,200      3,106,112
Nortel Networks
  Corp. ................   44,200      3,016,650
Oracle Corp. (a)........   71,800      6,035,687
QUALCOMM, Inc. (a)......    2,700        162,000
Sanmina Corp. (a).......   23,000      1,966,500
Scientific-Atlanta,
  Inc. .................    8,000        596,000
STMicroelectronics NV--
  ADR (Netherlands).....   29,900      1,919,206
Sun Microsystems, Inc.
  (a)...................   30,000      2,728,125
Teradyne, Inc. (a)......   15,000      1,102,500
Texas Instruments,
  Inc. .................   38,600      2,651,337
VERITAS Software Corp.
  (a)...................   10,750      1,214,918
Waters Corp. (a)........   10,300      1,285,569
Xilinx, Inc. (a)........   30,800      2,542,925
Yahoo!, Inc. (a)........    3,000        371,625
                                    ------------
                                      96,131,535
                                    ------------
TRANSPORTATION  0.2%
Kansas City Southern
  Industries, Inc. .....    5,000        443,438
                                    ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Enterprise Portfolio
June 30, 2000 (Unaudited)

                                       MARKET
      DESCRIPTION         SHARES       VALUE
UTILITIES  2.7%
Nextel Communications,
  Inc., Class A (a).....   16,000   $    979,000
SBC Communications,
  Inc. .................   23,000        994,750
Sprint Corp. ...........   18,000        918,000
Verizon Communications
  (formerly Bell
  Atlantic Corp.).......   16,000        813,000
WorldCom, Inc. (a)......   41,000      1,880,875
                                    ------------
                                       5,585,625
                                    ------------
TOTAL LONG-TERM INVESTMENTS 95.0%
  (Cost $135,775,660)............    197,584,597
                                    ------------
SHORT-TERM INVESTMENTS  5.8%
REPURCHASE AGREEMENT  4.9%
Bank of America ($10,100,000 par
  collateralized by U.S.
  Government obligation in a
  pooled cash account, dated
  06/30/00, to be sold on
  07/03/00 at $10,105,765).......     10,100,000

                                       MARKET
      DESCRIPTION         SHARES       VALUE

U.S. GOVERNMENT AGENCY
  OBLIGATION  0.9%
Federal Home Loan Bank Discount
  Note ($2,000,000 par, yielding
  6.40%, 09/06/00 maturity)
  (b)............................   $  1,976,178
                                    ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $12,076,178).............     12,076,178
                                    ------------

TOTAL INVESTMENTS  100.8%
  (Cost $147,851,838)............    209,660,775

LIABILITIES IN EXCESS OF OTHER
  ASSETS  (0.8%).................     (1,608,215)
                                    ------------

NET ASSETS  100.0%...............   $208,052,560
                                    ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open futures transactions.

ADR--American Depositary Receipt

* The common stocks are classified by sectors which represent broad groupings of related industries.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
Enterprise Portfolio
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $147,851,838).......................  $209,660,775
Cash........................................................         5,294
Receivables:
  Investments sold..........................................     2,081,997
  Portfolio Shares sold.....................................       165,006
  Dividends.................................................        47,548
  Variation Margin on Futures...............................        37,125
  Interest..................................................         1,936
Other.......................................................        46,713
                                                              ------------
    Total Assets............................................   212,046,394
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,564,184
  Portfolio Shares Repurchased..............................       153,991
  Investment Advisory Fee...................................       122,181
  Distributor and Affiliates................................         5,645
Trustees' Deferred Compensation and Retirement Plans........       143,000
Accrued Expenses............................................         4,833
                                                              ------------
    Total Liabilities.......................................     3,993,834
                                                              ------------
NET ASSETS..................................................  $208,052,560
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $137,616,847
Net Unrealized Appreciation.................................    61,696,692
Accumulated Net Realized Gain...............................     8,688,640
Accumulated Undistributed Net Investment Income.............        50,381
                                                              ------------
NET ASSETS..................................................  $208,052,560
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $208,052,560 and 8,235,595 shares
  of beneficial interest issued and outstanding)............  $      25.26
                                                              ============

See Notes to Financial Statements

Statement of Operations
Enterprise Portfolio
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,065)......  $   338,229
Interest....................................................      339,597
                                                              -----------
    Total Income............................................      677,826
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      474,238
Trustees' Fees and Related Expenses.........................       29,403
Custody.....................................................        5,880
Legal.......................................................        8,206
Other.......................................................       38,626
                                                              -----------
    Total Expenses..........................................      556,353
    Less Credits Earned on Cash Balances....................          510
                                                              -----------
    Net Expenses............................................      555,843
                                                              -----------
NET INVESTMENT INCOME.......................................  $   121,983
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 9,390,535
  Futures...................................................     (137,141)
                                                              -----------
Net Realized Gain...........................................    9,253,394
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   59,541,665
                                                              -----------
  End of the Period:
    Investments.............................................   61,808,937
    Futures.................................................     (112,245)
                                                              -----------
                                                               61,696,692
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,155,027
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $11,408,421
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $11,530,404
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
Enterprise Portfolio
For the Six Months Ended June 30, 2000 and the Year Ended December 31, 1999 (Unaudited)

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2000      DECEMBER 31, 1999
                                                                -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................      $    121,983        $    310,546
Net Realized Gain...........................................         9,253,394          18,174,698
Net Unrealized Appreciation During the Period...............         2,155,027          15,825,721
                                                                  ------------        ------------
Change in Net Assets from Operations........................        11,530,404          34,310,965
                                                                  ------------        ------------

Distributions from Net Investment Income....................          (313,037)           (393,720)
Distributions from Net Realized Gain........................       (18,646,102)         (9,274,929)
                                                                  ------------        ------------
Total Distributions.........................................       (18,959,139)         (9,668,649)
                                                                  ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        (7,428,735)         24,642,316
                                                                  ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        36,113,346          43,053,299
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        18,976,504           9,668,649
Cost of Shares Repurchased..................................       (13,745,281)        (26,796,761)
                                                                  ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        41,344,569          25,925,187
                                                                  ------------        ------------
TOTAL INCREASE IN NET ASSETS................................        33,915,834          50,567,503
NET ASSETS:
Beginning of the Period.....................................       174,136,726         123,569,223
                                                                  ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $50,381 and $241,435,
  respectively).............................................      $208,052,560        $174,136,726
                                                                  ============        ============

See Notes to Financial Statements

Financial Highlights
Enterprise Portfolio
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  SIX MONTHS           YEAR ENDED DECEMBER 31,
CLASS I SHARES                                      ENDED         ---------------------------------
                                                JUNE 30, 2000      1999     1998     1997     1996
                                               ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....       $26.11        $22.39   $18.11   $16.26   $14.69
                                                    ------        ------   ------   ------   ------
  Net Investment Income......................          .01           .05      .07      .09      .11
  Net Realized and Unrealized Gain...........         1.82          5.39     4.44     4.74     3.42
                                                    ------        ------   ------   ------   ------
Total from Investment Operations.............         1.83          5.44     4.51     4.83     3.53
                                                    ------        ------   ------   ------   ------
Less:
  Distributions from Net
    Investment Income........................          .04           .07      .02      .10      .11
  Distributions from Net Realized Gain.......         2.64          1.65      .21     2.88     1.85
                                                    ------        ------   ------   ------   ------
Total Distributions..........................         2.68          1.72      .23     2.98     1.96
                                                    ------        ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...........       $25.26        $26.11   $22.39   $18.11   $16.26
                                                    ======        ======   ======   ======   ======

Total Return*................................        6.37%**      25.85%   25.00%   30.66%   24.80%
Net Assets at End of the Period
  (In millions)..............................       $208.1        $174.1   $123.6    $98.7    $84.8
Ratio of Expenses to Average Net Assets*.....         .55%          .60%     .60%     .60%     .60%
Ratio of Net Investment Income to Average Net
  Assets*....................................         .13%          .22%     .35%     .47%     .68%
Portfolio Turnover...........................          42%**        116%      82%      82%     152%
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets......          N/A          .62%     .64%     .66%     .75%
Ratio of Net Investment Income to Average Net
  Assets.....................................          N/A          .20%     .31%     .41%     .53%

** Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

                                  PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

GROWTH AND INCOME PORTFOLIO

CLASS I SHARES

(as of June 30, 2000)

---------------------------------------------------------------------------
Six-month total return based on NAV(1)                            5.12%
---------------------------------------------------------------------------
One-year total return based on NAV(1)                             7.78%
---------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                           17.34%
---------------------------------------------------------------------------
Commencement date                                              12/23/96
---------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable annuity contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--GROWTH AND INCOME PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY JAMES A. GILLIGAN, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE ITS INCEPTION IN DECEMBER 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. HE IS JOINED BY PORTFOLIO MANAGERS SCOTT A. CARROLL AND JAMES O. ROEDER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   Overall, it was an extremely volatile period
for the markets, and investors continued to favor growth stocks over value stocks, as they have for the last six years. (There can be no assurance that growth stocks will continue to be favored over value stocks in the future.)

    The Standard & Poor's 500 Index struggled in the first month of the year as investors took profits off the table, digesting the gains achieved in the fourth quarter of 1999. However, the technology-heavy NASDAQ index started a strong move upward in early February. With the S&P 500 following later that month, both indexes reached all-time highs in March.

    In April, both the S&P 500 and the NASDAQ fell sharply due to concerns about technology stocks' high valuations and the effects of continued interest-rate increases on U.S. corporate earnings. As the reporting period ended in June, both indexes had recovered from their lows but were still significantly below their highs.

    In the early part of the year, technology stocks continued to dominate all other sectors. When technology started to weaken in April and May, there was renewed enthusiasm for more stable areas such as consumer non-durables (including food and soft drink companies) and health-care stocks. Energy stocks, for the most part, also performed well in the wake of accelerating energy prices.

    Although it was a difficult market in which to find attractively valued stocks, the portfolio profited from some well-positioned holdings that boosted its return during the reporting period. As a result, for the six-month period ended June 30, 2000, the portfolio achieved a total return of 5.12 percent (Class I shares). As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Standard & Poor's 500 Index lost
0.42 percent, and the Russell 1000 Index, which more closely resembles the composition of the portfolio, returned 0.78 percent for the same period. Of course, past performance is no guarantee of future results. The S&P 500 Index is an unmanaged, broad-based index that reflects the general performance of the stock market, and the Russell 1000 Index is an unmanaged index that reflects the general performance of the 1,000 largest U.S. companies on total market capitalization. These indexes are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 33 for additional portfolio performance results.

Q   WHAT WAS YOUR STRATEGY FOR MANAGING
    THE PORTFOLIO IN THIS ENVIRONMENT?

A   As always, we continued to look for
attractively valued companies that we believe have catalysts to drive their stock prices higher. Late in the period, we favored natural gas and energy service stocks due to rising energy prices. As a result, we added a number of oil service stocks to the portfolio to capture the upside potential of the increased spending that we predict from oil companies in coming years. The addition of Schlumberger, Transocean, and Halliburton all contributed to the portfolio's performance.

    At the same time, we monitored the portfolio for stocks that no longer met our value criteria. During the reporting period, we decreased the portfolio's position in technology stocks due to our concerns about their generally high valuations relative to the rest of the market. Holdings in Texas Instruments, Dell, Motorola, Nortel, and Alcatel were all reduced or eliminated.

    Other top contributors to the portfolio's performance during the reporting period were Dynegy, Coastal, and El Paso Energy. Of course, not all of the stocks in the portfolio performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or will be held by the portfolio in the future.

Q   YOU MENTIONED STRENGTH IN THE HEALTH-
    CARE AND CONSUMER NON-DURABLE SECTORS. HOW DID THOSE SECTORS FACTOR INTO THE PORTFOLIO'S PERFORMANCE?

A   The portfolio was well-positioned in health
care. Three of the portfolio's better pharmaceutical performers were Schering-Plough, Pharmacia, and American Home Products. We added Schering to the portfolio after its share price weakened amid concerns about the slowing growth of its largest product. The portfolio also profited from its position in United Healthcare, as the shares of most HMOs benefited from improved revenue growth. We sold the portfolio's United Healthcare holdings at the end of the period to take advantage of this growth.

    In the consumer non-durables area, the portfolio's position in beverage and bottling companies boosted performance. The portfolio's holding in Pepsi Bottling appreciated as the company reported strong earnings and offered the potential for higher growth rates.

Q   WHERE ELSE DID YOU SEARCH FOR VALUE?

A   We added to our position in the financial
sector late in the reporting period. We believe that the Federal Reserve Board's rate hikes are near an end and that investors will again become attracted to financial stocks. One of the largest additions to the portfolio during the reporting period was Paine Webber. We think it is an extremely attractive franchise that could be of takeover interest to other firms in the consolidating brokerage industry. The portfolio's positions in John Hancock and MetLife, both former mutual insurance companies that have converted to public ownership, also did well.

Q   WHAT WERE SOME OF THE DISAPPOINTMENTS
    IN THE PORTFOLIO?

A   The single biggest disappointment was
Electronic Data Systems (EDS), the largest independent computer management and services company in the United States. At the end of the reporting period, EDS announced that its earnings would not meet Wall Street analysts' expectations, and its stock price fell on the heels of this announcement. The portfolio continued to hold EDS because we see a trend toward increased data outsourcing on the part of corporate America, and we believe EDS is well-positioned to capitalize on that trend.

    We were also disappointed by the performance of Motorola, whose stock performed poorly when the company was unable to realize expected profitability in its cellular phone business. We sold a portion of the portfolio's position in Motorola at the end of the first quarter and the remainder by the end of June.

Q   WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO
    AND THE MARKET?

A   We are more confident in our outlook since
the market's April correction. Valuations have fallen to what we believe are more reasonable levels, particularly in the technology sector, and it does not appear that the economy will slow enough to dramatically influence earnings. As we previously noted, we expect the financial sector to benefit from lower rates going forward, and we have positioned the portfolio according to that expectation. In addition, we expect to increase the portfolio's exposure to technology because valuations have become more reasonable and earnings growth is still strong relative to the rest of the market.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS
Growth and Income Portfolio
June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                         MARKET
DESCRIPTION                  SHARES       VALUE
COMMON STOCKS  90.9%
CONSUMER DISTRIBUTION  2.2%
Federated Department
  Stores, Inc. (a).........  17,720    $   598,050
Lexmark International
  Group, Inc., Class A
  (a)......................  12,100        813,725
                                       -----------
                                         1,411,775
                                       -----------

CONSUMER NON-DURABLES  6.9%
Anheuser-Busch Cos.,
  Inc. ....................  10,800        806,625
Colgate-Palmolive Co. .....  18,020      1,078,947
Pepsi Bottling Group,
  Inc. ....................  32,000        934,000
PepsiCo, Inc. .............  21,100        937,631
Ralston-Ralston Purina
  Group....................  19,000        378,813
Whitman Corp. .............  16,600        205,425
                                       -----------
                                         4,341,441
                                       -----------
CONSUMER SERVICES  1.2%
H & R Block, Inc. .........  17,400        563,325
USA Networks, Inc. (a).....   9,200        198,950
                                       -----------
                                           762,275
                                       -----------
ENERGY  13.3%
Burlington Resources,
  Inc. ....................  22,200        849,150
Coastal Corp. .............   5,770        351,249
Dynegy, Inc., Class A......  14,620        998,729
El Paso Energy Corp. ......  24,790      1,262,741
Exxon Mobil Corp. .........  17,445      1,369,432
Halliburton Co. ...........  17,500        825,781
Schlumberger Ltd. .........   8,900        664,162
Texaco, Inc. ..............  23,600      1,256,700
Transocean Sedco Forex,
  Inc. ....................  13,971        746,575
                                       -----------
                                         8,324,519
                                       -----------
FINANCE  21.0%
Allstate Corp. ............  14,600        324,850
American Express Co. ......  11,400        594,225
American General Corp. ....   8,550        521,550
Aon Corp. .................  12,300        382,069
AXA Financial, Inc. .......  19,800        673,200
Bank of America Corp. .....  22,900        984,700
Bank of Tokyo-Mitsubishi,
  Ltd.--ADR (Japan)........  41,310        500,884
Chase Manhattan Corp. .....   6,550        301,709
Chubb Corp. ...............   8,300        510,450
Citigroup, Inc. ...........  14,300        861,575
Equifax, Inc. .............  14,600        383,250
Federal National Mortgage
  Association..............  10,800        563,625
FleetBoston Financial
  Corp.....................  22,640        769,760
Franklin Resources,
  Inc. ....................  19,900        604,463

                                         MARKET
DESCRIPTION                  SHARES       VALUE
FINANCE (CONTINUED)
Jefferson-Pilot Corp. .....   6,700    $   378,131
John Hancock Financial
  Services (a).............  26,000        615,875
Lincoln National Corp. ....  14,000        505,750
Marsh & McLennan Cos.,
  Inc. ....................   9,900      1,033,931
MetLife, Inc. (a)..........  28,700        604,494
Paine Webber Group,
  Inc. ....................  19,300        878,150
PNC Financial Services
  Group....................  15,300        717,187
Washington Mutual, Inc. ...  16,316        471,125
                                       -----------
                                        13,180,953
                                       -----------
HEALTHCARE  8.5%
American Home Products
  Corp. ...................  14,600        857,750
Aventis SA, Warrants--ADR
  (France).................   2,079         19,751
Baxter International,
  Inc. ....................  10,500        738,281
Beckman Coulter, Inc. .....   9,200        537,050
HCA-The Healthcare Corp....  28,900        877,837
Pharmacia Corp. ...........  27,552      1,424,094
Schering-Plough Corp. .....  17,400        878,700
                                       -----------
                                         5,333,463
                                       -----------
PRODUCER MANUFACTURING  6.8%
Honeywell International,
  Inc......................  12,720        428,505
Ingersoll-Rand Co. ........  19,100        768,775
Koninklijke Philips
  Electronics NV--ADR
  (Netherlands)............  21,560      1,024,100
Minnesota Mining &
  Manufacturing Co. .......  18,400      1,518,000
Raytheon Co., Class B......  29,200        562,100
                                       -----------
                                         4,301,480
                                       -----------
RAW MATERIALS/PROCESSING
  INDUSTRIES  2.8%
Imperial Chemical
  Industries PLC--ADR
  (United Kingdom).........   9,740        300,114
International Paper Co. ...   3,000         89,438
Pall Corp. ................  25,300        468,050
Rohm & Haas Co. ...........  13,700        472,650
Sherwin-Williams Co. ......  21,400        453,412
                                       -----------
                                         1,783,664
                                       -----------
TECHNOLOGY  17.5%
3Com Corp. (a).............   6,300        363,038
Adobe Systems, Inc. .......   4,000        520,000
Alcatel SA--ADR (France)...   6,500        432,250
Altera Corp. (a)...........   4,500        458,719
America Online, Inc. (a)...   8,000        422,000

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Growth and Income Portfolio
June 30, 2000 (Unaudited)

                                         MARKET
DESCRIPTION                  SHARES       VALUE
TECHNOLOGY (CONTINUED)
BMC Software, Inc. (a).....  14,900    $   543,617
Boeing Co. ................  19,300        806,981
Cadence Design Systems,
  Inc. (a).................  21,900        446,213
Cisco Systems, Inc. (a)....   4,700        298,744
Compaq Computer Corp. .....  23,400        598,162
Dell Computer Corp. (a)....   6,500        320,531
Electronic Data Systems
  Corp. ...................  18,500        763,125
Electronics for Imaging,
  Inc. (a).................  18,200        460,688
EMC Corp. (a)..............   4,400        338,525
Hewlett-Packard Co. .......   5,300        661,837
Intel Corp. ...............   2,300        307,481
Lucent Technologies,
  Inc. ....................   7,000        414,750
Nippon Telegraph &
  Telephone-- ADR (Japan)..  12,000        820,500
Nortel Networks Corp. .....  12,300        839,475
Oracle Corp. (a)...........   3,900        327,844
SunGard Data Systems, Inc.
  (a)......................  19,600        607,600
Texas Instruments, Inc. ...   3,600        247,275
                                       -----------
                                        10,999,355
                                       -----------
UTILITIES  10.7%
DQE, Inc. .................  11,100        438,450
GTE Corp. .................  17,710      1,102,447
Niagara Mohawk Holdings,
  Inc. (a).................  63,710        887,958
Northeast Utilities (a)....  40,500        880,875
NSTAR......................  18,110        736,851
PECO Energy Co. ...........  13,210        532,528
Reliant Energy, Inc. ......  18,400        543,950
SBC Communications, Inc....  20,400        882,300
Sprint Corp. ..............  13,490        687,990
Verizon Communications
  (formerly Bell Atlantic
  Corp.) (a)...............     500         25,686
                                       -----------
                                         6,719,035
                                       -----------
TOTAL COMMON STOCKS  90.9%..........    57,157,960
                                       -----------

                                         MARKET
DESCRIPTION                               VALUE
CORPORATE BOND  0.2%
Hewlett-Packard Co., LYON, 144A--
  Private Placement ($125,000 par,
  yielding 3.125%, 10/14/17
  maturity) (c).....................   $   118,125
                                       -----------

TOTAL LONG-TERM INVESTMENTS  91.1%
  (Cost $51,917,991)................    57,276,085
                                       -----------

SHORT-TERM INVESTMENTS  8.4%
REPURCHASE AGREEMENTS  6.8%
DLJ Mortgage Acceptance Corp.
  ($1,765,000 par collateralized by
  U.S. Government obligations in a
  pooled cash account, dated
  06/30/00, to be sold on 07/03/00
  at $1,765,968)....................     1,765,000
Warburg Dillon Read ($2,500,000 par
  collateralized by U.S. Government
  obligations in a pooled cash
  account, dated 06/30/00, to be
  sold on 07/03/00 at $2,501,367)...     2,500,000
                                       -----------

TOTAL REPURCHASE AGREEMENTS.........     4,265,000
                                       -----------
U.S. GOVERNMENT AGENCY OBLIGATION  1.6%
Federal National Mortgage Discount
  Note ($1,000,000 par, yielding
  6.48%, 09/21/00 maturity) (b).....       985,240
                                       -----------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $5,250,240).................     5,250,240
                                       -----------

TOTAL INVESTMENTS  99.5%
  (Cost $57,168,231)................    62,526,325
FOREIGN CURRENCY  0.0%
  (Cost $472).......................           484
OTHER ASSETS IN EXCESS OF
  LIABILITIES  0.5%.................       312,964
                                       -----------

NET ASSETS  100.0%..................   $62,839,773
                                       ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open futures transactions.

(c) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

ADR--American Depositary Receipt
LYON--Liquid Yield Option Note
See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
Growth and Income Portfolio
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $57,168,231)........................  $62,526,325
Cash........................................................        6,273
Foreign Currency (Cost $472)................................          484
Receivables:
  Investments Sold..........................................      622,957
  Portfolio Shares Sold.....................................      122,283
  Dividends.................................................       47,497
  Variation Margin on Futures...............................       15,150
  Interest..................................................          778
Other.......................................................        3,557
                                                              -----------
    Total Assets............................................   63,345,304
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      438,258
  Investment Advisory Fee...................................       12,546
  Portfolio Shares Repurchased..............................        3,369
  Distributor and Affiliates................................        2,502
Trustees' Deferred Compensation and Retirement Plans........       39,004
Accrued Expenses............................................        9,852
                                                              -----------
    Total Liabilities.......................................      505,531
                                                              -----------
NET ASSETS..................................................  $62,839,773
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $54,139,115
Net Unrealized Appreciation.................................    5,313,490
Accumulated Net Realized Gain...............................    3,019,599
Accumulated Undistributed Net Investment Income.............      367,569
                                                              -----------
NET ASSETS..................................................  $62,839,773
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $62,839,773 and 3,942,755 shares
  of beneficial interest issued and outstanding)............  $     15.94
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
Growth and Income Portfolio
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,467)......  $  377,762
Interest....................................................     190,877
                                                              ----------
    Total Income............................................     568,639
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     172,001
Trustees' Fees and Related Expenses.........................      17,567
Custody.....................................................       7,764
Legal.......................................................       1,238
Other.......................................................      33,887
                                                              ----------
    Total Expenses..........................................     232,457
    Investment Advisory Fee Reduction.......................      18,532
    Less Credits Earned on Cash Balances....................         145
                                                              ----------
    Net Expenses............................................     213,780
                                                              ----------
NET INVESTMENT INCOME.......................................  $  354,859
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $3,474,841
  Futures...................................................     105,408
  Foreign Currency Transaction..............................         (35)
                                                              ----------
Net Realized Gain...........................................   3,580,214
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   6,490,114
                                                              ----------
  End of the Period:
    Investments.............................................   5,358,094
    Futures.................................................     (44,616)
    Foreign Currency Translation............................          12
                                                              ----------
                                                               5,313,490
                                                              ----------
Net Unrealized Depreciation During the Period...............  (1,176,624)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $2,403,590
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $2,758,449
                                                              ==========

See Notes to Financial Statements

Statement of Changes in Net Assets
Growth and Income Portfolio
For the Six Months Ended June 30, 2000 and the Year Ended December 31, 1999 (Unaudited)

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2000      DECEMBER 31, 1999
                                                                -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................      $   354,859          $   540,154
Net Realized Gain...........................................        3,580,214            2,869,665
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       (1,176,624)           2,184,495
                                                                  -----------          -----------
Change in Net Assets from Operations........................        2,758,449            5,594,314
                                                                  -----------          -----------

Distributions from Net Investment Income....................          (46,919)            (745,667)
Distributions from Net Realized Gain........................         (620,653)          (2,344,365)
                                                                  -----------          -----------
Total Distributions.........................................         (667,572)          (3,090,032)
                                                                  -----------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        2,090,877            2,504,282
                                                                  -----------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       12,421,973           21,242,526
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................          667,572            3,090,032
Cost of Shares Repurchased..................................       (4,802,542)          (6,605,514)
                                                                  -----------          -----------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        8,287,003           17,727,044
                                                                  -----------          -----------
TOTAL INCREASE IN NET ASSETS................................       10,377,880           20,231,326
NET ASSETS:
Beginning of the Period.....................................       52,461,893           32,230,567
                                                                  -----------          -----------
End of the Period (Including accumulated undistributed net
  investment income of $367,569 and $59,629,
  respectively).............................................      $62,839,773          $52,461,893
                                                                  ===========          ===========

                                               See Notes to Financial Statements

Financial Highlights
Growth and Income Portfolio
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                    DECEMBER 23, 1996
                                                                                     (COMMENCEMENT OF
                                                        YEAR ENDED DECEMBER 31          INVESTMENT
CLASS I SHARES                      SIX MONTHS ENDED   -------------------------       OPERATIONS)
                                     JUNE 30, 2000     1999(A)    1998     1997    TO DECEMBER 31, 1996
                                    -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................      $ 15.34        $14.48    $12.12   $ 9.97         $ 10.00
                                        -------        ------    ------   ------         -------
  Net Investment Income...........          .09           .19       .12      .07             .01
  Net Realized and Unrealized
    Gain/Loss.....................          .69          1.66      2.26     2.31            (.04)
                                        -------        ------    ------   ------         -------
Total from Investment
  Operations......................          .78          1.85      2.38     2.38            (.03)
                                        -------        ------    ------   ------         -------
Less:
  Distributions from Net
    Investment Income.............          .01           .27       .02      .07             -0-
  Distributions from and in Excess
    of Net Realized Gain..........          .17           .72       -0-      .16             -0-
                                        -------        ------    ------   ------         -------
Total Distributions...............          .18           .99       .02      .23             -0-
                                        -------        ------    ------   ------         -------
NET ASSET VALUE, END OF THE
  PERIOD..........................      $ 15.94        $15.34    $14.48   $12.12         $  9.97
                                        =======        ======    ======   ======         =======

Total Return*.....................        5.12%**      12.99%    19.61%   23.90%           -.30%**
Net Assets at End of the Period
  (In millions)...................      $  62.8        $ 52.5    $ 32.2   $ 11.7         $   0.5
Ratio of Expenses to Average Net
  Assets*.........................         .75%          .75%      .75%     .75%            .75%
Ratio of Net Investment Income to
  Average Net Assets*.............        1.25%         1.25%     1.27%    1.19%           4.47%
Portfolio Turnover................          46%**         96%       70%      96%              0%**
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net
  Assets..........................         .82%          .92%     1.09%    1.63%          45.97%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets..........................        1.18%         1.08%      .93%     .31%         -40.74%

** Non-Annualized

(a) Based on average month-end shares outstanding.

See Notes to Financial Statements

                     PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO
CLASS I SHARES

(as of June 30, 2000)

---------------------------------------------------------------------------
Six-month total return based on NAV(1)                           14.28%
---------------------------------------------------------------------------
One-year total return based on NAV(1)                             1.77%
---------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                           12.55%
---------------------------------------------------------------------------
Commencement date                                              07/03/95
---------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Portfolio shares, when redeemed, may be worth more or less that their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable annuity contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY THEODORE R. BIGMAN AND DOUGLAS A. FUNKE, WHO HAVE MANAGED THE PORTFOLIO SINCE 1995 AND 1999 AND HAVE WORKED IN THE INVESTMENT INDUSTRY SINCE 1983 AND 1993, RESPECTIVELY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   During the reporting period, the REIT (real
estate investment trust) market not only outperformed the Standard & Poor's 500 Index, but also experienced far less volatility. In fact, major stock market indicators such as the S&P 500 Index, the Dow Jones Industrial Average, and the technology-heavy NASDAQ all posted negative returns, while the NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index was up for the first half of 2000.

    In our view, REITs performed as they should have. Although real estate stock prices are influenced by the broader stock market's movements, we believe their performance depends primarily on the real estate market, which has helped them achieve attractive performance with less volatility than the overall market.

    As a result of the robust economy, many real estate markets experienced increases in occupancy rates and strong rental growth, particularly in areas with significant exposure to technology-oriented businesses and central business locations. Furthermore, investors who were uncomfortable with the stock market's sharp movements in the first half of the year began turning to less volatile alternatives, such as REITs, for diversification. The growth in real estate markets and attention from investors helped the fund achieve a total return of
14.28 percent for the six-month period ended June 30, 2000 (Class I shares). As a result of recent market activity, current performance may vary from the figures shown. By comparison, the NAREIT Equity REIT Index returned 13.18 percent, and the S&P 500 Index declined 0.43 percent for the same period. Of course, past performance is no guarantee of future results. The NAREIT Equity REIT Index is an unmanaged index that reflects the general performance of a broad range of equity REITs of all property types. The S&P 500 Index is a broad-based, unmanaged index that measures the performance of 500 stocks from 83 industrial groups and reflects the general performance of the stock market. These indexes are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represented. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 42 for additional portfolio performance results.

Q   IN THIS ENVIRONMENT, WHAT WAS YOUR
    STRATEGY FOR MANAGING THE PORTFOLIO?

A   We continued to shape the portfolio with
companies that have solid business fundamentals and are available at attractive prices. Overall, the portfolio's sector weightings did not change much from quarter to quarter. We added to companies focused on offices in central business districts, as recent increases in rent helped this sector's overall performance. Despite its weak performance, we liked the manufactured home sector because of its predictable growth, limited degree of new supply, and the modest levels of capital expenditure it requires. We were cautious about the retail sector because rising interest rates and a subsequent decline in consumer confidence led us to believe that consumers' shopping appetites might be slowing.

Q   WHAT SECTORS OF THE REAL ESTATE MARKET
    PERFORMED WELL, AND WHAT SECTORS WERE DISAPPOINTMENTS?

A   Lodging stocks have been the best
performers, as the solid economy has provided strong demand for hotels and resorts. As a result, we added to the portfolio's weighting in these stocks during the reporting period. Another good performer was the office and industrial sector, which benefited from a burst in demand and a rise in rents in the markets where technology plays a major role in the local economies. The apartment sector, which is the portfolio's second largest sector allocation, performed modestly well on a year-to-date basis.

    On the other hand, neither the manufactured home sector nor the retail sector performed well, although performance in the regional mall sub-sector improved when investors realized that Internet commerce did not pose a serious and immediate competitive threat to traditional "bricks and mortar" stores. Finally, the self-storage sector was the worst performer. Because this is a small sector, negative events at individual companies had a pronounced effect on the sector's overall performance.

    Keep in mind that not all sectors in the portfolio performed favorably, and there is no guarantee that any of these sectors will perform well or will continue to be held by the portfolio in the future.

Q   WHAT IS YOUR OUTLOOK FOR THE REAL
    ESTATE MARKET?

A   The outlook for the REIT market continues
to be favorable. We will focus on two key factors: the health of the physical property markets and the pricing for the securities. The private real estate markets have remained attractive, based on the robust U.S. economy and a reasonable level of new supply. We are encouraged that the flow of development either peaked in 1999 or is in the process of peaking in 2000 for the vast majority of property types. Clearly, the strength of the economy has provided demand for development. However, given the declining levels of construction, we believe the U.S. real estate market is prepared for the eventual slowdown in the economy. Given the current volatility in the equity markets, we believe that REITs may be well poised to continue to receive a high level of attention from traditional equity investors.

                                       BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS
Morgan Stanley Real Estate
Securities Portfolio
June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                       MARKET
DESCRIPTION               SHARES       VALUE

COMMON AND PREFERRED STOCKS  95.1%
APARTMENTS  19.6%
Amli Residential
  Properties Trust......   73,100   $  1,722,419
Archstone Communities
  Trust.................  137,246      2,890,744
AvalonBay Communities,
  Inc. .................  210,900      8,805,075
BRE Properties, Inc.,
  Class A...............    8,000        231,000
Equity Residential
  Properties Trust......  150,054      6,902,484
Essex Property Trust,
  Inc. .................  226,800      9,525,600
Pennsylvania REIT.......  111,300      1,906,012
Smith (Charles E.)
  Residential Realty,
  Inc. .................  116,300      4,419,400
Summit Properties,
  Inc. .................   11,000        231,000
                                    ------------
                                      36,633,734
                                    ------------
DEVELOPMENT  5.4%
Atlantic Gulf
  Communities Corp.
  (a)...................  414,824         35,260
Atlantic Gulf
  Communities
  Corp.--Preferred Ser B
  (a)...................   55,647        299,102
Atlantic Gulf
  Communities
  Corp.--Preferred Ser
  B, 144A--Private
  Placement (a) (b).....   79,420        466,592
Atlantic Gulf
  Communities Corp.
  Warrants, 37,098
  shares Class A, B and
  C, expiring 06/23/04
  (a)...................  111,294          6,678
Atlantic Gulf
  Communities Corp.
  Warrants, 74,352
  shares Class A, B and
  C, expiring 06/23/04,
  144A--Private
  Placement (a) (b).....  223,056         13,383
Brookfield Properties
  Corp. ................  546,342      7,273,178
Brookfield Properties
  Corp. Canada..........  150,875      2,003,177
                                    ------------
                                      10,097,370
                                    ------------
HEALTHCARE FACILITIES  0.0%
Meditrust Cos. .........    2,700         10,125
                                    ------------

                                       MARKET
DESCRIPTION               SHARES       VALUE
HOTEL & LODGING  6.4%
Candlewood Hotel Co.,
  Inc. (a)..............   80,000   $    190,000
Hilton Hotels Corp. ....   52,400        492,943
Interstate Hotels
  Management, Inc.
  (a)...................   13,575         39,877
Starwood Hotels &
  Resorts, Class B......  317,511     10,338,952
Wyndham International,
  Inc., Class A (a).....  380,163        950,407
                                    ------------
                                      12,012,179
                                    ------------
MANUFACTURED HOME COMMUNITIES4.7%
Chateau Communities,
  Inc. .................  284,938      8,049,498
Manufactured Home
  Communities, Inc. ....   25,800        617,588
                                    ------------
                                       8,667,086
                                    ------------
OFFICE/INDUSTRIAL  35.1%
Arden Realty, Inc. .....  379,600      8,920,600
Beacon Capital Partners,
  Co Space..............   60,925         91,156
Beacon Capital Partners,
  Cypress Communication,
  Inc. .................   48,385        204,287
Beacon Capital Partners,
  Inc. .................  271,300      3,239,973
Beacon Capital Partners,
  Wyndham International,
  Inc. .................   12,658      1,152,097
Boston Properties,
  Inc. .................  210,700      8,138,288
Brandywine Realty
  Trust.................   68,600      1,311,975
Cabot Industrial
  Trust.................   11,500        226,406
CarrAmerica Realty
  Corp. ................  281,200      7,451,800
Equity Office Properties
  Trust.................  331,546      9,138,237
Great Lakes REIT,
  Inc. .................  333,675      5,672,475
Pacific Gulf Properties,
  Inc. .................  212,600      5,328,288
Prentiss Properties
  Trust.................   23,800        571,200
Prime Group Realty
  Trust.................  323,600      4,914,675
ProLogis Trust..........  177,700      3,787,231
Trizec Hahn Corp. ......  134,900      2,411,338
Wellsford Real
  Properties, Inc.
  (a)...................  194,771      2,945,911
                                    ------------
                                      65,505,937
                                    ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Morgan Stanley Real Estate Securities Portfolio
June 30, 2000 (Unaudited)

                                       MARKET
DESCRIPTION               SHARES       VALUE
SELF-STORAGE  6.8%
PS Business Parks,
  Inc. .................  157,820   $  3,787,680
Public Storage, Inc. ...  379,138      8,886,047
                                    ------------
                                      12,673,727
                                    ------------
SHOPPING CENTERS  6.6%
Acadia Realty Trust.....   28,300        160,956
Burnham Pacific
  Properties, Inc. .....  650,882      4,474,814
Federal Realty
  Investment Trust......  205,100      4,102,000
JDN Realty Corp. .......   96,300        981,056
Pan Pacific Retail
  Properties, Inc. .....   83,800      1,686,475
Ramco-Gershenson
  Properties Trust......    2,000         30,875
Vornado Realty Trust....   25,900        900,025
                                    ------------
                                      12,336,201
                                    ------------
SHOPPING MALLS  10.5%
Rouse Co. ..............  170,700      4,224,825
Simon Property Group,
  Inc. .................  350,300      7,772,281
Taubman Centers,
  Inc. .................  698,242      7,680,662
                                    ------------
                                      19,677,768
                                    ------------
TOTAL COMMON AND PREFERRED
  STOCKS  95.1%
  (Cost $176,449,435)............    177,614,127
                                    ------------
SHORT-TERM INVESTMENTS  7.1%
U.S. GOVERNMENT AGENCY OBLIGATION  0.6%
Federal Home Loan Bank Discount
  Note ($1,200,000 par, yielding
  4.38%, 07/03/00 maturity)......      1,199,562
                                    ------------

                                       MARKET
DESCRIPTION                            VALUE

REPURCHASE AGREEMENTS  6.5%
DLJ Mortgage Acceptance Corp.,
  ($6,060,000 par collateralized
  by U.S. Government obligations
  in a pooled cash account, dated
  06/30/00, to be sold on
  07/03/00 at $6,063,323)........   $  6,060,000
Warburg Dillon Reed ($6,000,000
  par collateralized by U.S.
  Government obligations in a
  pooled cash account, dated
  06/30/00, to be sold on
  07/03/00 at $6,003,280)........      6,000,000
                                    ------------

TOTAL REPURCHASE AGREEMENTS......     12,060,000
                                    ------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $13,259,562).............     13,259,562
                                    ------------

TOTAL INVESTMENTS  102.2%
  (Cost $189,708,997)............    190,873,689

LIABILITIES IN EXCESS OF OTHER
  ASSETS  (2.2%).................     (4,048,050)
                                    ------------

NET ASSETS 100.0%................   $186,825,639
                                    ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

REIT--Real Estate Investment Trust

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
Morgan Stanley Real Estate Securities Portfolio
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $189,708,997).......................  $190,873,689
Receivables:
  Dividends.................................................     1,705,252
  Portfolio Shares Sold.....................................       607,712
  Investments Sold..........................................       379,155
  Interest..................................................        43,421
Other.......................................................         5,460
                                                              ------------
    Total Assets............................................   193,614,689
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,925,389
  Portfolio Shares Repurchased..............................     1,103,397
  Custodian Bank............................................       466,601
  Investment Advisory Fee...................................       187,204
  Distributor and Affiliates................................         4,364
Trustees' Deferred Compensation and Retirement Plans........        70,999
Accrued Expenses............................................        31,096
                                                              ------------
    Total Liabilities.......................................     6,789,050
                                                              ------------
NET ASSETS..................................................  $186,825,639
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $192,688,836
Accumulated Undistributed Net Investment Income.............     4,057,615
Net Unrealized Appreciation.................................     1,228,256
Accumulated Net Realized Loss...............................   (11,149,068)
                                                              ------------
NET ASSETS..................................................  $186,825,639
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $186,825,639 and 13,902,042 shares
  of beneficial interest issued and outstanding)............  $      13.44
                                                              ============

See Notes to Financial Statements

Statement of Operations
Morgan Stanley Real Estate Securities Portfolio
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $29,887).....  $  4,906,830
Interest (Net of foreign withholding taxes of $9,268).......       176,243
                                                              ------------
    Total Income............................................     5,083,073
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       784,785
Trustees' Fees and Related Expenses.........................        23,300
Custody.....................................................        10,018
Shareholder Services........................................         8,291
Legal.......................................................         3,381
Amortization of Organizational Costs........................           681
Other.......................................................        27,006
                                                              ------------
    Total Expenses..........................................       857,462
    Less Credits Earned on Cash Balances....................            64
                                                              ------------
    Net Expenses............................................       857,398
                                                              ------------
NET INVESTMENT INCOME.......................................  $  4,225,675
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (2,140,918)
  Foreign Currency..........................................           372
                                                              ------------
Net Realized Loss...........................................    (2,140,546)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (17,565,429)
                                                              ------------
  End of the Period:
    Investments.............................................     1,164,692
    Foreign Currency Translation............................        63,564
                                                              ------------
                                                                 1,228,256
                                                              ------------
Net Unrealized Appreciation During the Period...............    18,793,685
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 16,653,139
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 20,878,814
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
Morgan Stanley Real Estate Securities Portfolio
For the Six Months Ended June 30, 2000 and the Year Ended December 31, 1999 (Unaudited)

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2000      DECEMBER 31, 1999
                                                                -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................      $  4,225,675        $   6,579,592
Net Realized Loss...........................................        (2,140,546)          (2,236,925)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        18,793,685          (10,040,283)
                                                                  ------------        -------------
Change in Net Assets from Operations........................        20,878,814           (5,697,616)
                                                                  ------------        -------------
Distributions from Net Investment Income....................        (6,714,636)         (11,849,805)
                                                                  ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        14,164,178          (17,547,421)
                                                                  ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        79,736,160           72,449,932
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         6,714,636           11,849,796
Cost of Shares Repurchased..................................       (63,368,604)        (126,003,752)
                                                                  ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        23,082,192          (41,704,024)
                                                                  ------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................        37,246,370          (59,251,445)
NET ASSETS:
Beginning of the Period.....................................       149,579,269          208,830,714
                                                                  ------------        -------------
End of the Period (Including accumulated undistributed net
  investment income of $4,057,615 and $6,546,576,
  respectively).............................................      $186,825,639        $ 149,579,269
                                                                  ============        =============

See Notes to Financial Statements

Financial Highlights
Morgan Stanley Real Estate
Securities Portfolio
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      SIX MONTHS
                                                        ENDED           YEAR ENDED DECEMBER 31,
CLASS I SHARES                                         JUNE 30,    ----------------------------------
                                                         2000       1999     1998      1997     1996
                                                      -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............    $12.37     $13.76   $ 15.85   $14.78   $10.74
                                                        ------     ------   -------   ------   ------
  Net Investment Income.............................       .35        .68       .78      .46      .22
  Net Realized and Unrealized Gain/Loss.............      1.32      (1.16)    (2.60)    2.63     4.11
                                                        ------     ------   -------   ------   ------
Total from Investment Operations....................      1.67       (.48)    (1.82)    3.09     4.33
                                                        ------     ------   -------   ------   ------
Less:
  Distributions from Net Investment Income..........       .60        .91       .03      .47      .20
  Distributions from Net Realized Gain..............       -0-        -0-       .24     1.55      .09
                                                        ------     ------   -------   ------   ------
Total Distributions.................................       .60        .91       .27     2.02      .29
                                                        ------     ------   -------   ------   ------
NET ASSET VALUE, END OF THE PERIOD..................    $13.44     $12.37   $ 13.76   $15.85   $14.78
                                                        ======     ======   =======   ======   ======

Total Return*.......................................    14.28%**   -3.37%   -11.62%   21.47%   40.53%
Net Assets at End of the Period (In millions).......    $186.8     $149.6   $ 208.8   $299.4   $167.5
Ratio of Expenses to Average Net Assets*............     1.09%      1.10%     1.08%    1.07%    1.10%
Ratio of Net Investment Income to Average Net
  Assets*...........................................     5.39%      3.74%     4.72%    3.42%    5.06%
Portfolio Turnover..................................       25%**      23%      110%     177%      84%
 * If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.............       N/A      1.13%       N/A      N/A    1.27%
Ratio of Net Investment Income to Average
  Net Assets........................................       N/A      3.71%       N/A      N/A    4.89%

** Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

                                  PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
STRATEGIC STOCK PORTFOLIO
CLASS I SHARES

(as of June 30, 2000)

---------------------------------------------------------------------------
Six-month total return based on NAV(1)                           -8.99%
---------------------------------------------------------------------------
One-year total return based on NAV(1)                           -18.75%
---------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                            3.01%
---------------------------------------------------------------------------
Commencement date                                              11/03/97
---------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable annuity contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--STRATEGIC STOCK PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY JOHN CUNNIFF, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE ITS INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1992. HE IS JOINED BY PORTFOLIO MANAGER RAJ WAGLE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM?

A   Overall, it was an extremely volatile period
for the markets, which generally continued to favor growth stocks over value. (There can be no assurance that growth stocks will continue to be favored over value stocks in the future.)

    The Standard & Poor's 500 Index started the reporting period strong, though it encountered some turbulence when the strength of the economy caused investors to worry about further interest-rate increases by the Federal Reserve Board. Beginning in late March, the S&P 500 Index and the technology-heavy NASDAQ index fell sharply due to concerns about technology stocks' high valuations and the effects of continued interest-rate increases on U.S. corporate earnings.

    When technology stocks began to falter, some investors looked to traditional value sectors for relatively strong performance potential with less volatility than growth sectors. However, this short-lived rally was not enough to help value stocks outperform growth stocks on a long-term basis.

    The portfolio, whose dividend-oriented value strategy was out of favor with investors, fell 8.99 percent for the six-month period ended June 30, 2000 (Class I shares.) As a result of recent market activity, current performance may vary from the figures shown. By comparison, the S&P 500 Index fell 0.43 percent, the Dow Jones Industrial Average fell 8.44 percent, and the Morgan Stanley Capital International USA Index fell 1.96 percent for the same period. Of course, past performance is no guarantee of future results. The S&P 500 Index is a broad-based, unmanaged index that measures the performance of 500 stocks from 83 industrial groups and reflects the general performance of the stock market. The Dow consists of 30 actively traded stocks of well-established, blue-chip companies, and the MSCI-USA Index achieves a 60 percent representation of U.S. market capitalization, as well as 60 percent of the capitalization of each industry group. These indexes are statistical composites that do not include any commissions that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 51 for additional fund performance results.

Q   IN LIGHT OF THESE CONDITIONS,
    WHICH STOCKS MOST HELPED THE PORTFOLIO'S PERFORMANCE?

A   Stocks that contributed positively to
performance included Avon Products, Abbott Labs, and Philip Morris. Avon Products, under new CEO Andrea Jung, carried out an impressive turnaround of its business by taking advantage of both the Internet and traditional stores to fuel growth. This helped the company's earnings, and its stock price was rewarded by investors. Abbott Labs benefited from the good performance of pharmaceutical stocks and from its strong sales and earnings growth in the first half of 2000. Finally, Philip Morris appreciated as investors gained confidence that the company would withstand its legal issues.

    Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform well or will be held by the portfolio in the future.

Q   WHICH STOCKS HINDERED PERFORMANCE?

A   Cyclical stocks, as a group, hindered the
portfolio's performance. In particular, Du Pont, International Paper, and Caterpillar were poor performers in the first half of 2000. Cyclical stocks tend to falter when consumers perceive a slowdown in the economy, a condition that occurred as the Fed increased interest rates during the reporting period. Rises in home mortgages and automobile loan rates slowed the demand for houses and cars. Consequently, manufacturers' earnings slowed, and their stock prices fell.

Q   WHAT IS YOUR STOCK-SELECTION STRATEGY?

A   As always, we use a disciplined strategy to
select undervalued stocks of high-quality companies. First, we analyze the Dow, which is composed of 30 blue-chip stocks. Each month, we invest half of the portfolio's new assets equally among the 10 Dow stocks with the highest dividend yields. Investors often refer to this as a "Dogs of the Dow" strategy.

    Next, we review the nearly 370 large-company stocks that comprise the MSCI-USA Index. We exclude from this group the 30 Dow stocks and all utility and financial stocks. The remaining securities are screened for quality factors such as sales growth, earnings growth, dividend performance, and trading volume. Of the securities that pass our screen, we select the 10 stocks with the highest dividend yields. The other half of the portfolio's new assets is invested equally among these 10 stocks each month.

    By limiting our investments to these two indexes, we select from a pool of what we believe are high-quality U.S. companies. Also, because stocks with high dividend yields tend to be undervalued, our strategy pinpoints companies that could potentially rebound in price.

Q   HOW DOES THIS STRATEGY WORK OVER TIME?

A   The portfolio effectively has 12 "baskets" of
stocks, one basket for each month. We sell each basket after 12 months and purchase a new basket of 20 stocks to replace it. Of course, there won't necessarily be 20 entirely new stocks in each month's basket, since a new basket could contain one or more stocks that were also included in previous months. It's also important to understand that shareholders of the portfolio don't own just one basket of stocks. Each shareholder owns a portion of the whole portfolio, which contains multiple baskets.

    Through this stock-selection process, the portfolio is rotated every month to purchase stocks that may be undervalued in the marketplace, and to sell stocks that have had a full 12 months to potentially rebound to their fair values. It has been our experience that solid, well-established companies do not often languish at reduced valuations. Their true worth is usually recognized over time. Our strategy gives each stock at least a 12-month window to achieve its appreciation potential.

Q   WHAT DO YOU SEE AHEAD FOR
    THE PORTFOLIO?

A   Regardless of market conditions, we will
continue to follow our disciplined stock-selection strategy. Because of dramatic market gains in recent years, stock valuations are at unprecedented high levels. However, the market moves in cycles, and we believe this period of overvalued stocks will eventually pass, causing investors to return to high dividend yield stocks and restoring our investment discipline to favor.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS
Strategic Stock Portfolio
June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                       MARKET
SECURITY DESCRIPTION        SHARES      VALUE
COMMON STOCKS  97.5%
CONSUMER DISTRIBUTION  6.2%
Limited, Inc. ............   4,300   $    92,988
May Department
  Stores Co. .............  44,475     1,067,400
Sears Roebuck & Co. ......  11,780       384,322
Too, Inc. (a).............   2,911        74,049
TRW, Inc. ................   1,400        60,725
                                     -----------
                                       1,679,484
                                     -----------
CONSUMER DURABLES  15.0%
Delphi Automotive Systems
  Corp. ..................   9,568       139,334
Eastman Kodak Co. ........  21,620     1,286,390
Ford Motor Co. ...........   3,450       148,350
General Motors Corp. .....  19,100     1,108,994
Genuine Parts Co. ........     150         3,000
Goodyear Tire &
  Rubber Co. .............   8,350       167,000
Masco Corp. ..............  21,080       380,757
Maytag Corp. .............  19,040       702,100
Newell Rubbermaid,
  Inc. ...................   3,750        96,563
Visteon Corp. ............     452         5,477
                                     -----------
                                       4,037,965
                                     -----------
CONSUMER NON-DURABLES  17.7%
Anheuser-Busch Cos.,
  Inc. ...................   1,310        97,841
Avon Products, Inc. ......  23,660     1,052,870
General Mills, Inc. ......  30,210     1,155,532
H. J. Heinz Co. ..........   2,420       105,875
Philip Morris Cos.,
  Inc. ...................  53,540     1,422,156
Procter & Gamble Co. .....   2,430       139,118
Sara Lee Corp. ...........  40,490       781,963
                                     -----------
                                       4,755,355
                                     -----------
CONSUMER SERVICES  3.5%
Carnival Corp. ...........   2,730        53,235
McGraw-Hill Cos., Inc. ...  16,500       891,000
                                     -----------
                                         944,235
                                     -----------
ENERGY  6.2%
Chevron Corp. ............   5,960       505,482
Exxon Mobil Corp. ........  14,770     1,159,445
                                     -----------
                                       1,664,927
                                     -----------
FINANCE  5.2%
J.P. Morgan & Co.,
  Inc. ...................  12,570     1,384,271
                                     -----------

                                       MARKET
SECURITY DESCRIPTION        SHARES      VALUE
HEALTHCARE  5.9%
Abbott Laboratories,
  Inc. ...................  27,550   $ 1,227,697
Eli Lilly & Co. ..........   3,490       348,564
                                     -----------
                                       1,576,261
                                     -----------
PRODUCER MANUFACTURING  17.2%
Caterpillar, Inc. ........  30,330     1,027,429
Dana Corp. ...............  24,470       518,458
Emerson Electric Co. .....  17,870     1,078,901
Ingersoll-Rand Co. .......   3,340       134,435
Minnesota Mining &
  Manufacturing Co. ......  18,470     1,523,775
Textron, Inc. ............   4,380       237,889
Xerox Corp. ..............   4,310        89,432
                                     -----------
                                       4,610,319
                                     -----------
RAW MATERIALS/PROCESSING
  INDUSTRIES  10.8%
Air Products & Chemicals,
  Inc. ...................     110         3,389
E. I. Du Pont de Nemours &
  Co. ....................  22,030       963,813
International Paper
  Co. ....................  20,280       604,598
Sherwin-Williams Co. .....  62,220     1,318,286
                                     -----------
                                       2,890,086
                                     -----------
TECHNOLOGY  0.2%
General Dynamics Corp. ...   1,290        67,402
                                     -----------

TRANSPORTATION  2.9%
Burlington Northern Santa
  Fe Corp. ...............  34,130       782,857
                                     -----------

UTILITIES  6.7%
AT&T Corp. ...............   2,760        87,285
BellSouth Corp. ..........   4,750       202,469
SBC Communications,
  Inc. ...................  30,260     1,308,745
Verizon Communications
  (formerly Bell Atlantic
  Corp.)..................   3,940       200,201
                                     -----------
                                       1,798,700
                                     -----------
TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $29,018,058)..............    26,191,862

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS
Strategic Stock Portfolio
June 30, 2000 (Unaudited)

                                       MARKET
DESCRIPTION                             VALUE
REPURCHASE AGREEMENT  2.4%
Warburg Dillon Read ($655,000 par
  collateralized by U.S.
  Government obligations in a
  pooled cash account, dated
  06/30/00, to be sold on 07/03/00
  at $655,358)
  (Cost $655,000).................   $   655,000
                                     -----------

TOTAL INVESTMENTS  99.9%
  (Cost $29,673,058)..............    26,846,862

OTHER ASSETS IN EXCESS OF
  LIABILITIES  0.1%...............        26,481
                                     -----------

NET ASSETS  100.0%................   $26,873,343
                                     ===========

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
Strategic Stock Portfolio
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $29,673,058)........................  $26,846,862
Cash........................................................        3,069
Receivables:
  Dividends.................................................       65,799
  Interest..................................................          183
Unamortized Organizational Costs............................       18,760
Other.......................................................          947
                                                              -----------
    Total Assets............................................   26,935,620
                                                              -----------
LIABILITIES:
Payables:
  Portfolio Shares Purchased................................       20,211
  Investment Advisory Fee...................................        4,046
  Distributor and Affiliates................................        2,180
Trustees' Deferred Compensation and Retirement Plans........       32,676
Accrued Expenses............................................        3,164
                                                              -----------
    Total Liabilities.......................................       62,277
                                                              -----------
NET ASSETS..................................................  $26,873,343
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $30,507,471
Accumulated Undistributed Net Investment Income.............      300,420
Accumulated Net Realized Loss...............................   (1,108,352)
Net Unrealized Depreciation.................................   (2,826,196)
                                                              -----------
NET ASSETS..................................................  $26,873,343
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $26,873,343 and 2,671,946 shares
  of beneficial interest issued and outstanding)............  $     10.06
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
Strategic Stock Portfolio
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $   394,431
Interest....................................................       14,406
                                                              -----------
    Total Income............................................      408,837
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................       68,877
Trustees' Fees and Related Expenses.........................       18,044
Shareholder Services........................................       10,292
Accounting..................................................        9,904
Audit.......................................................        8,259
Custody.....................................................        5,846
Amortization of Organizational Costs........................        3,989
Legal.......................................................        1,309
Other.......................................................        5,509
                                                              -----------
    Total Expenses..........................................      132,029
    Investment Advisory Fee Reduction.......................       42,455
                                                              -----------
    Net Expenses............................................       89,574
                                                              -----------
NET INVESTMENT INCOME.......................................  $   319,263
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (766,793)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (611,807)
  End of the Period.........................................   (2,826,196)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,214,389)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,981,182)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(2,661,919)
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
Strategic Stock Portfolio
For the Six Months Ended June 30, 2000 and the Year Ended December 31, 1999 (Unaudited)

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2000      DECEMBER 31, 1999
                                                                -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................      $   319,263          $   497,535
Net Realized Gain/Loss......................................         (766,793)             757,354
Net Unrealized Depreciation During the Period...............       (2,214,389)          (1,830,412)
                                                                  -----------          -----------
Change in Net Assets from Operations........................       (2,661,919)            (575,523)
                                                                  -----------          -----------

Distributions from Net Investment Income....................         (508,843)            (236,337)
Distributions from Net Realized Gain........................       (1,064,836)             (61,873)
                                                                  -----------          -----------
Total Distributions.........................................       (1,573,679)            (298,210)
                                                                  -----------          -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (4,235,598)            (873,733)
                                                                  -----------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................        5,198,871           14,861,659
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        1,561,518              295,270
Cost of Shares Purchased....................................       (5,543,916)          (5,799,584)
                                                                  -----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        1,216,473            9,357,345
                                                                  -----------          -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................       (3,019,125)           8,483,612
NET ASSETS:
Beginning of the Period.....................................       29,892,468           21,408,856
                                                                  -----------          -----------
End of Period (Including accumulated undistributed net
  investment income of $300,420 and $490,000,
  respectively).............................................      $26,873,343          $29,892,468
                                                                  ===========          ===========

                                               See Notes to Financial Statements

Financial Highlights
Strategic Stock Portfolio
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                       NOVEMBER 3, 1997
                                                                                         (COMMENCEMENT
CLASS I SHARES                                                                           OF INVESTMENT
                            SIX MONTHS ENDED      YEAR ENDED          YEAR ENDED        OPERATIONS) TO
                             JUNE 30, 2000     DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1997
                            ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............      $11.73             $11.93              $10.25              $10.00
                                 ------             ------              ------              ------
  Net Investment Income....         .12                .18                 .11                 .03
  Net Realized and
    Unrealized Gain/Loss...       (1.18)              (.23)               1.58                 .22
                                 ------             ------              ------              ------
Total from Investment
  Operations...............       (1.06)              (.05)               1.69                 .25
                                 ------             ------              ------              ------
Less:
  Distributions from Net
    Investment Income......         .20                .12                 .01                 -0-
  Distributions from Net
    Realized Gain..........         .41                .03                 -0-                 -0-
                                 ------             ------              ------              ------
Total Distributions........         .61                .15                 .01                 -0-
                                 ------             ------              ------              ------
NET ASSET VALUE, END OF THE
  PERIOD...................      $10.06             $11.73              $11.93              $10.25
                                 ======             ======              ======              ======

Total Return*..............      -8.99%**            -.47%              16.51%               2.45%**
Net Assets at End of the
  Period (In millions).....      $ 26.9             $ 29.9              $ 21.4              $  2.5
Ratio of Expenses to
  Average Net Assets*......        .65%               .65%                .65%                .61%
Ratio of Net Investment
  Income to Average Net
  Assets*..................       2.32%              1.81%               2.01%               2.67%
Portfolio Turnover.........         24%**              43%                 10%                  0%**
 * If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......        .96%               .91%               1.25%               2.59%
Ratio of Net Investment
  Income to Average Net
  Assets...................       2.02%              1.55%               1.41%                .68%

** Non-Annualized

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of eleven Portfolios: Asset Allocation Portfolio(1) ("Asset Allocation"), Comstock Portfolio ("Comstock"), Domestic Income Portfolio(1) ("Domestic Income"), Emerging Growth Portfolio ("Emerging Growth"), Enterprise Portfolio ("Enterprise"), Global Equity Portfolio(1) ("Global Equity"), Government Portfolio(1) ("Government"), Growth and Income Portfolio ("Growth and Income"), Money Market Portfolio(1) ("Money Market"), Morgan Stanley Real Estate Securities Portfolio ("Real Estate") and Strategic Stock Portfolio ("Strategic Stock") (collectively the "Portfolios"). Each Portfolio is accounted for as a separate entity. On April 28, 2000, each of the Portfolios commenced offering of Class II Shares. (As no Class II Shares were sold from any of the portfolios as of June 30, 2000, all financial information presented applies to Class I Shares only.)

    The goals of the Portfolios are as follows: Comstock seeks capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks; Emerging Growth seeks capital appreciation by investing principally in common stocks of emerging growth companies; Enterprise seeks capital appreciation by investing principally in common stocks of growth companies; Growth and Income seeks long-term growth of capital and income by investing primarily in income-producing equity securities including common stocks and convertible securities; Real Estate seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry; and Strategic Stock seeks an above average total return consistent with the preservation of invested capital, by investing primarily in a portfolio of high dividend yielding equity securities included in the Dow Jones Industrial Average or the Morgan Stanley Capital International USA Index.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolios acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolios may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolios will make payment for such securities only upon physical delivery or evidence of book entry transfer to the

(1) These Portfolios are included under a separate cover.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolios.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Bond premium is not amortized and original issue discount is accreted over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS Emerging Growth, Real Estate and Strategic Stock have reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with each Portfolio's organization in the amount of $6,828, $6,828 and $40,000, respectively per Portfolio. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000, July 2, 2000 and November 4, 2002, respectively. The Adviser has agreed that in the event any of the initial shares of the Portfolios originally purchased by Van Kampen are redeemed during the amortization period, the Portfolios will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Each Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The following table presents the capital loss carryforward at December 31, 1999 along with its expiration dates. The table also presents the identified cost of investments at June 30, 2000 for federal income tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation on investments.

                                                                            EMERGING
                                                            COMSTOCK         GROWTH        ENTERPRISE
Realized capital loss carryforward.....................             --              --              --
Expiration dates of capital loss carryforward..........             --              --              --
Amount expiring on 12/31/99............................             --              --              --
Identified cost........................................     $4,320,062    $392,845,204    $147,989,244
Gross unrealized appreciation..........................        113,243     129,640,019      65,781,332
Gross unrealized depreciation..........................        217,508       3,741,176       4,109,801
Net unrealized appreciation/depreciation...............       (104,265)    125,898,843      61,671,531

                                                             GROWTH
                                                               AND            REAL         STRATEGIC
                                                             INCOME          ESTATE          STOCK
Realized capital loss carryforward.....................             --    $  6,669,534              --
Expiration dates of capital loss carryforward..........             --       2006-2007              --
Amount expiring on 12/31/99............................             --              --              --
Identified cost........................................    $57,384,101    $190,596,450     $29,978,339
Gross unrealized appreciation..........................      8,100,944      14,790,199       1,071,901
Gross unrealized depreciation..........................      2,958,720      14,512,960       4,203,378
Net unrealized appreciation/depreciation...............      5,142,224         277,239      (3,131,477)

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

F. DISTRIBUTION OF INCOME AND GAINS Comstock, Emerging Growth, Enterprise, Growth and Income, Real Estate and Strategic Stock declare dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

G. EXPENSE REDUCTIONS During the six months ended June 30, 2000, custody fees were reduced by the following amounts as a result of credits earned on overnight cash balances:

                                                                                 GROWTH
                                                       EMERGING                   AND       REAL     STRATEGIC
                                           COMSTOCK     GROWTH     ENTERPRISE    INCOME    ESTATE      STOCK
Credits earned on overnight cash
  balances................................   $112         $0          $510        $145      $64         $0

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly based upon the average daily net assets as follows:

Asset Allocation, Domestic Income, Enterprise, Government
and Money Market (based upon their combined net assets)
    First $500 million......................................     .50%
    Next $500 million.......................................     .45%
    Over $1 billion.........................................     .40%
    (The resulting fee is prorated to each of these
    Portfolios based upon their respective average daily net
    assets.)
Emerging Growth
    First $500 million......................................     .70%
    Next $500 million.......................................     .65%
    Over $1 billion.........................................     .60%
Comstock, Growth and Income
    First $500 million......................................     .60%
    Over $500 million.......................................     .55%
Real Estate
    First $500 million......................................    1.00%
    Next $500 million.......................................     .95%
    Over $1 billion.........................................     .90%
Strategic Stock
    First $500 million......................................     .50%
    Over $500 million.......................................     .45%

    In relation to Real Estate, the Adviser has entered into a subadvisory agreement, dated October 1, 1998, with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. For these services, the Adviser pays 50% of its advisory fees to the Subadviser.

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of Enterprise, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

voluntarily agreed to reimburse the Portfolios for all expenses as a percent of average daily net assets in excess of the following:

Comstock....................................................   .95%
Emerging Growth.............................................   .85%
Enterprise..................................................   .60%
Growth and Income...........................................   .75%
Real Estate.................................................  1.10%
Strategic Stock.............................................   .65%

    Other transactions with affiliates during the six months ended June 30, 2000 were approximately as follows:

                                                                         EMERGING
                                                              COMSTOCK    GROWTH    ENTERPRISE
Accounting..................................................   $  -0-    $13,800      $5,300
Shareholder servicing agent's fees..........................    5,200      7,500       7,500
Legal (Skadden Arps)........................................      300      4,000       8,200

                                                              GROWTH
                                                                AND       REAL     STRATEGIC
                                                              INCOME     ESTATE      STOCK
Accounting..................................................  $2,600     $5,700      $5,200
Shareholder servicing agent's fees..........................   7,500      7,500       9,500
Legal (Skadden Arps)........................................   1,200      3,400       1,300

    Accounting services are provided by Van Kampen at cost. Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolios. Transfer agency fees are determined through negotiations with the Portfolios' Board of Trustees and are based on competitive benchmarks. Legal services are provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolios, of which a trustee of the Portfolios is an affiliated person.

    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolios do not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolios provide deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500 per portfolio.

    At June 30, 2000, Van Kampen owned 100,000 shares of Comstock, 10 shares of Real Estate, and 20,000 shares of Strategic Stock.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2000, share transactions were as follows:

                                                                            EMERGING
                                                             COMSTOCK        GROWTH        ENTERPRISE
Beginning Shares........................................       171,239       5,700,230       6,669,872
Sales...................................................       242,094       5,376,475       1,408,110
Dividend Reinvestment...................................         1,391          17,866         700,757
Repurchases.............................................        (8,632)     (1,167,711)       (543,144)
                                                            ----------    ------------    ------------
Ending Shares...........................................       406,092       9,926,860       8,235,595
                                                            ==========    ============    ============
Capital at 06/30/2000...................................    $3,870,199    $389,646,852    $137,616,847
                                                            ==========    ============    ============

                                                            GROWTH AND         REAL         STRATEGIC
                                                              INCOME          ESTATE          STOCK
Beginning Shares........................................      3,419,972      12,090,590      2,548,299
Sales...................................................        786,163       6,223,422        492,339
Dividend Reinvestment...................................         41,932         563,036        157,570
Repurchases.............................................       (305,312)     (4,975,006)      (526,262)
                                                            -----------    ------------    -----------
Ending Shares...........................................      3,942,755      13,902,042      2,671,946
                                                            ===========    ============    ===========
Capital at 06/30/00.....................................    $54,139,115    $192,688,836    $30,507,471
                                                            ===========    ============    ===========

    At June 30, 2000, with the exception of Van Kampen's ownership of shares of certain portfolio's, five insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of each Portfolio.

    For the year ended December 31, 1999, share transactions were as follows:

                                                                             EMERGING
                                                               COMSTOCK       GROWTH       ENTERPRISE
Beginning Shares............................................     100,000(1)    1,477,759     5,518,824
Sales.......................................................      70,595      5,233,873      1,916,479
Dividend Reinvestment.......................................         838            -0-        445,355
Repurchases.................................................        (194)    (1,011,402)    (1,210,786)
                                                              ----------   ------------    -----------
Ending Shares...............................................     171,239      5,700,230      6,669,872
                                                              ==========   ============    ===========
Capital at 12/31/99.........................................  $1,668,635   $163,220,121    $96,272,278
                                                              ==========   ============    ===========

                                                            GROWTH AND        REAL         STRATEGIC
                                                              INCOME         ESTATE          STOCK
Beginning Shares..........................................    2,225,645     15,178,156      1,794,237
Sales.....................................................    1,413,376      5,498,923      1,206,873
Dividend Reinvestment.....................................      209,139        972,091         24,667
Repurchases...............................................     (428,188)    (9,558,580)      (477,478)
                                                            -----------   ------------    -----------
Ending Shares.............................................    3,419,972     12,090,590      2,548,299
                                                            ===========   ============    ===========
Capital at 12/31/99.......................................  $45,852,112   $169,606,644    $29,290,998
                                                            ===========   ============    ===========

(1) Portfolio commenced investment operations on April 30, 1999.

    At December 31, 1999, with the exception of Van Kampen's ownership of shares of certain portfolios, five insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of each Portfolio.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding forward commitment transactions and short-term investments, were:

                                                                         GROWTH
                                         EMERGING                          AND           REAL        STRATEGIC
                          COMSTOCK        GROWTH        ENTERPRISE       INCOME         ESTATE         STOCK
Purchases............    $2,065,430    $398,663,504    $108,168,546    $32,093,097    $58,004,999    $6,430,495
Sales................       374,443     194,370,452      75,690,999     23,539,856     38,254,271     6,462,436

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolios have a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its portfolio, manage the Portfolio's effective yield, foreign currency exposure, maturity and duration or to generate potential gain. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

    Summarized below are the specific types of derivative financial instruments used by the Portfolios.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fixed income Portfolios generally invest in futures on U.S. Treasury Bonds and Notes. The equity Portfolios generally invest in S&P 500 Index Futures. Upon entering into futures contracts, the Portfolios maintain, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2000, were as follows:

                                                                        NUMBER OF CONTRACTS
                                                              ---------------------------------------
                                                              ENTERPRISE            GROWTH AND INCOME
Outstanding at December 31, 1999............................      46                         6
Futures Opened..............................................      45                        22
Futures Closed..............................................     (76)                      (22)
                                                                 ---                       ---
Outstanding at June 30, 2000................................      15                         6
                                                                 ===                       ===

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    The futures contracts outstanding at June 30, 2000, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              NUMBER OF   APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
ENTERPRISE
  LONG CONTRACTS
  S&P 500 Index Futures--Sep 00
    (Current notional value of $367,025 per contract).......     15         $(112,245)
                                                                 ==         =========
GROWTH AND INCOME
  LONG CONTRACTS
  S&P 500 Index Futures--Sep 00
    (Current notional value of $367,025 per contract).......      6         $ (44,616)
                                                                 ==         =========

B. FORWARD COMMITMENTS Real Estate may trade certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward bond purchase commitment, the commitment is recorded as a long-term purchase. For forward bond purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. During the term of the commitment, the Portfolio may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Portfolio may occasionally close such forward commitments prior to delivery. Risks may arise as a result of the potential liability of the counterparties to meet the terms of their contracts. There were no forward bond commitments outstanding as of June 30, 2000.

6. BORROWINGS

In accordance with its investment policies, the Portfolios may borrow from banks for temporary purposes and are subject to certain other customary restrictions. Effective November 30, 1999, the Portfolios, in conjunction with certain other funds of Van Kampen, entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Portfolios did not borrow against the credit facility during the period.

                                 VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for   Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                              [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                      [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                              [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

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

PORTFOLIO OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISOR

(MORGAN STANLEY REAL ESTATE
SECURITIES PORTFOLIO)
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1585 Broadway
New York, NY 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Portfolios perform an annual audit of the Portfolios' financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Portfolios' independent auditors. PricewaterhouseCoopers LLP ceased being the Portfolios' independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Portfolios and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Portfolios' investment adviser.

     * "Interested persons" of the Portfolios, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000.  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Portfolios, which contains additional information on how to purchase shares of the Portfolios, the sales charges, and other pertinent data.

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